UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09297
                                                     ---------------------

                    Nuveen Dividend Advantage Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT October 31, 2004


Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds

                                    NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
                                                                             NPP

                                           NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
                                                                             NMA

                                  NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
                                                                             NMO

                                        NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NAD

                                      NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NXZ

                                      NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3
                                                                             NZF

Photo of: Man and woman sitting on porch.
Photo of: 2 children sitting in the grass.

DEPENDABLE, TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

Photo of: Woman
Photo of: Man and child
Photo of: Woman

NOW YOU CAN RECEIVE YOUR NUVEEN FUND REPORTS FASTER.

NO MORE WAITING.
SIGN UP TODAY TO RECEIVE NUVEEN FUND INFORMATION BY E-MAIL.

It only takes a minute to sign up for E-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready -- no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if you wish.

                               ------------------
                               DELIVERY DIRECT TO
                                YOUR E-MAIL INBOX
                               ------------------

IT'S FAST, EASY & FREE:

WWW.INVESTORDELIVERY.COM
if you get your Nuveen Fund dividends
and statements from your financial
advisor or brokerage account.

OR

WWW.NUVEEN.COM/ACCOUNTACCESS
if you get your Nuveen Fund dividends
and statements directly from Nuveen.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)


Logo: NUVEEN Investments

Photo of:Timothy R. Schwertfeger

Timothy R. Schwertfeger
  Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the most recent fiscal year your Fund continued to provide you with monthly tax-free income and an attractive total return. For more specific information about the performance of your Fund, please see the Portfolio Manager's Perspective and Performance Overview sections of this report.

With longer-term interest rates still relatively low, many investors have begun to wonder whether these rates will soon begin to rise, and whether that makes this the time to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional


"OUR MISSION CONTINUES TO BE TO ASSIST YOU AND YOUR FINANCIAL ADVISOR BY OFFERING THE INVESTMENT SERVICES AND PRODUCTS THAT CAN HELP YOU TO SECURE YOUR FINANCIAL OBJECTIVES."


can be an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that a municipal bond investment like your Nuveen Fund can be an important building block in a portfolio designed to perform well through a variety of market conditions.

As in past reports, I'd also like to direct your attention to the inside front cover, which explains the quick and easy process to begin receiving these Fund reports via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

December 15, 2004

Nuveen Municipal Closed-End Exchange-Traded Funds
NPP, NMA, NMO, NAD, NXZ, NZF



Portfolio Manager's
        PERSPECTIVE

Portfolio manager Tom Spalding discusses the economic and market environment, key investment strategies, and the fiscal year performance of these six Funds. With 27 years of investment experience at Nuveen, Tom has managed NXZ since its inception in 2001, and NPP, NMA, NMO, NAD, and NZF since 2003.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED OCTOBER 31, 2004?

During this fiscal year, the U.S. economy demonstrated improvement in a number of key areas, although the pace of the recovery slowed over the last six months of the period. The gross domestic product (GDP) expanded at annualized rates of 4.2% in the fourth quarter of 2003 and 4.5% in the first quarter of 2004. However, sharply higher energy prices restrained consumer spending during the second and third quarters of 2004, which in turn impacted economic momentum. Over this period, GDP growth moderated to 3.3% annualized in the second quarter and 3.9% annualized in the third quarter.

Higher energy costs also continued to fuel lingering concerns about inflation. Although monthly gains in consumer prices were generally tame, by the end of October 2004 inflation was running well ahead of the 2003 pace. The Consumer Price Index (CPI) rose at a 3.9% annualized rate for the first 10 months of 2004, more than double the 1.9% rate for all of 2003. Excluding energy and food, the CPI increased at an annual rate of 2.4% for the first 10 months of 2004.

During the second quarter of 2004 in particular, inflation worries, the slowing pace of economic recovery and continued geopolitical uncertainty acted as catalysts for heightened volatility in the fixed-income markets. As one example, the yield on the Bond Buyer 25 Revenue Bond Index (BB25), a widely followed municipal bond index, began this reporting period at 5.24%. The BB25 yield then dropped steadily over the next five months to 4.73% by mid-March 2004. As a series of improved employment reports sparked increased anticipation of action by the Federal Reserve, the index yield began to climb again, rising more than 70 basis points over the next 8 weeks to 5.45%, where it hovered through the end of June. However, more bond-friendly news--including indications of relatively slow growth of wages and employment--prompted a retreat to 4.97% by the end of October 2004.

While intermediate and long-term bond yields generally fell over most of the second half of the Funds' fiscal years, short-term rates slowly rose. The Federal Reserve instituted three different one-quarter-point increases in the fed funds rate between June and

September 2004. (On both November 10 and December 14, following the end of this reporting period, the Fed added additional quarter-point increases, bringing the fed funds rate to 2.25%.)

Over the 12 month period, municipal new issue supply nationwide remained relatively strong, with $363.4 billion in new bonds coming to market. This represented a decrease of about 5% from the preceding 12-month period, as the improving economy and higher tax revenues lessened the need for some issuers to borrow.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

As the market continued to anticipate increased interest rates, our focus during this fiscal year remained on purchasing bonds that we believed had the potential to add value and perform well under a variety of market scenarios. In general, our purchase activity for all six of these Funds centered on trying to find attractive securities in the long-intermediate part of the yield curve, that is, bonds that mature in 20 to 25 years.

One of our longer-term goals was to work to position all of these Funds so that they produce less volatile, roughly equivalent returns over time. As one strategy to reach this goal for some of the newer Funds, we have attempted to reduce some of NXZ's interest rate risk by hedging in the derivatives markets. (Interest rate risk is the risk that the value of a Fund's portfolio will decline if market interest rates rise, since bond prices move in the opposite direction of interest rates.) Our only objective with these hedges is to reduce the Fund's interest rate risk, and not to potentially enhance its return by making a prediction about future interest rates. This hedge does not affect NXZ's income stream or dividend-paying capabilities over the short-term. Instead, the costs of the hedge are reflected as an addition or subtraction to the Fund's net asset value as the market value of the hedge fluctuates. Although the hedge had a negative market value as of October 31, 2004, it succeeded in reducing some of the volatility of NXZ's net asset value over the course of the reporting period.

In NZF, we sought to shorten the Fund's duration1 to mitigate some of its interest rate risk. To accomplish this goal, we sold some of NZF's holdings with the longest maturities and reinvested the proceeds in bonds from the intermediate part of the yield curve.

Demand for municipal securities remained firm through most of this reporting period, which limited our ability to find bonds with attractive prices, yields and structures. Since insured bonds accounted for about 50% of new municipal bond issuance during this period, we often looked to this area for buying opportunities.


1 Duration is a measure of a Fund's net asset value (NAV) volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

We also sought to purchase higher-coupon bonds that we believed could help support the Funds' dividends, and we worked to enhance the Funds' call protection by selling several bonds with short call dates and reinvesting the proceeds in longer-term securities with better call protection.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as for relevant comparative indexes, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For periods ended 10/31/04
(Annualized)

                           1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NPP                         9.30%            9.40%             7.57%
--------------------------------------------------------------------------------
NMA                         9.57%            9.78%             7.87%
--------------------------------------------------------------------------------
NMO                         9.00%            8.47%             7.27%
--------------------------------------------------------------------------------
NAD                        10.06%           11.02%             NA
--------------------------------------------------------------------------------
NXZ                        10.67%           NA                 NA
--------------------------------------------------------------------------------
NZF                        11.10%           NA                 NA
--------------------------------------------------------------------------------
Lehman Brothers
Municipal Bond Index2       6.03%            7.19%             7.05%
--------------------------------------------------------------------------------
Lipper General Leveraged
Municipal Debt Funds
Average3                    8.93%            8.78%             7.86%
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


For the 12 months ended October 31, 2004, the total returns on net asset value
(NAV) for all six Funds in this report outperformed the return on the Lehman Brothers Index. All of the Funds also outperformed the average return for their Lipper peer group for this period.

One of the primary factors benefiting the 12-month performances of these six Funds relative to that of the unleveraged Lehman Brothers index was the Funds' use of financial leverage. While leverage can add volatility to the Funds' NAVs and share prices, especially when substantial shifts in interest rates occur, this strategy also can provide opportunities for additional income and total returns for common shareholders when short-term interest rates remain low, as they did during this period.

All six Funds also benefited from their holdings of lower quality bonds, which generally outperformed higher credit quality sectors as the economy improved and demand for

2 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

3 The Lipper General Leveraged Municipal Debt Funds category average is calculated using the returns of all national closed-end exchange-traded funds in this category for each period as follows: 1 year, 65 funds; 5 years, 51 funds; and 10 years, 46 funds. Fund and Lipper returns assume reinvestment of dividends.

lower-rated bonds increased. Among the lower-rated bonds making positive contributions to the Funds' total returns during this period were those issued by the healthcare sector, especially hospital bonds. The performance of the healthcare sector as a whole ranked second among the Lehman Brothers Index's revenue sectors for the 12-month period. As of October 31, 2004, NXZ had 25% of its portfolio in healthcare bonds, while NMA and NZF each had 17%, NAD had 16%, and NPP and NMO had 10%. In particular, NMA and NXZ benefited from their holdings of bonds issued by the Michigan State Hospital Finance Authority for Detroit Medical Center, which appreciated in price as the center's financial situation continued to improve.

The Funds' returns were also helped by the strong performance of their holdings of uninsured bonds backed by the 1998 master tobacco settlement agreement. Over this period, NPP, NMA, NMO, NAD and NZF maintained exposures of approximately 5% in tobacco bonds, while NXZ continued to allocate about 3% to this sector.

One sector that did not perform well during this period was housing, both multifamily and single family. The housing sector as a whole ranked at the bottom of the Lehman Brothers Index revenue sectors for the 12-month period. The sector's below-market performance stemmed largely from the increase in mortgage prepayments as interest rates remained low, which resulted in a number of bond calls. In general, the Funds' housing exposure had a negative impact on their performance, with NMA and NZF having the heaviest weightings in housing bonds.

In addition, the annual performance of NMO was negatively affected by the continued deterioration of its holding of bonds issued by the Indianapolis Airport Authority and backed by United Airlines. These bonds declined in value to $0.11 on the dollar as of October 31, 2004.

HOW ABOUT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates remaining relatively low throughout this reporting period, the leveraged structures of these six Funds continued to support their dividend-paying capabilities. The extent of this benefit is tied in part to the short-term rates these Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, leveraged Funds generally pay relatively lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. This strategy enabled us to increase the dividend of NZF in December 2003 and helped us to maintain the dividends of NPP, NMA, NMO, NAD and NXZ throughout the reporting period.

All of these Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2004, all six of these Funds had positive UNII balances for both financial statement and tax purposes.

As of October 31, 2004, all six of these Funds were trading at discounts to their NAVs. These discounts were generally in line with the Funds' average discounts over the entire 12-month reporting period.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF OCTOBER 31, 2004?

Given the current geopolitical and economic climate, we continued to believe that maintaining strong credit quality was an important requirement for the Funds. As of October 31, 2004, these six Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 68% in NXZ to 74% in NMA, 80% in NMO and NAD, and 82% in NPP and NZF.

As of October 31, 2004, potential call exposure for these Funds during 2004-2006 ranged from 4% in NXZ, to 5% in NZF, 9% in NMO, 10% in NAD, 14% in NPP and 16% in NMA. The number of actual bond calls in all of these Funds depends largely on market interest rates in the future.

Nuveen Performance Plus Municipal Fund, Inc.
NPP

Performance
     OVERVIEW As of October 31, 2004



Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 71%
AA                                  11%
A                                    5%
BBB                                  9%
NR                                   3%
BB or Lower                          1%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                                 0.081
Dec                                 0.081
Jan                                 0.081
Feb                                 0.081
Mar                                 0.081
Apr                                 0.081
May                                 0.081
Jun                                 0.081
Jul                                 0.081
Aug                                 0.081
Sep                                 0.081
Oct                                 0.081

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/03                             14.72
                                    14.63
                                    14.58
                                    14.77
                                    14.89
                                    14.77
                                    14.93
                                    14.92
                                    15.02
                                    15.25
                                    15.38
                                    15.43
                                    15.15
                                    15.35
                                    15.37
                                    15.36
                                    15.55
                                    15.67
                                    15.64
                                    15.82
                                    15.57
                                    15.16
                                    14.2
                                    13.97
                                    13.55
                                    13.23
                                    13.24
                                    13.34
                                    13.47
                                    13.57
                                    13.58
                                    13.59
                                    13.9
                                    14.15
                                    14.06
                                    13.96
                                    14.11
                                    14.32
                                    14.34
                                    14.53
                                    14.65
                                    14.65
                                    14.79
                                    14.89
                                    14.89
                                    14.64
                                    14.82
                                    14.74
                                    14.85
10/31/04                            14.95


FUND SNAPSHOT
------------------------------------
Share Price                   $14.95
------------------------------------
Common Share
Net Asset Value               $15.87
------------------------------------
Premium/(Discount) to NAV     -5.80%
------------------------------------
Market Yield                   6.50%
------------------------------------
Taxable-Equivalent Yield1      9.03%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $950,993
------------------------------------
Average Effective Maturity
on Securities (Years)          16.34
------------------------------------
Leverage-Adjusted Duration      9.02
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/22/89)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year          9.10%         9.30%
------------------------------------
5-Year          9.86%         9.40%
------------------------------------
10-Year         7.98%         7.57%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       13.2%
------------------------------------
New York                       11.2%
------------------------------------
California                      9.0%
------------------------------------
New Jersey                      4.7%
------------------------------------
Michigan                        4.4%
------------------------------------
Louisiana                       4.2%
------------------------------------
Indiana                         4.0%
------------------------------------
Texas                           3.7%
------------------------------------
Ohio                            3.2%
------------------------------------
Florida                         3.0%
------------------------------------
Colorado                        3.0%
------------------------------------
Utah                            3.0%
------------------------------------
Washington                      2.9%
------------------------------------
Minnesota                       2.8%
------------------------------------
Pennsylvania                    2.8%
------------------------------------
Massachusetts                   2.5%
------------------------------------
South Carolina                  2.4%
------------------------------------
Georgia                         2.3%
------------------------------------
Nevada                          2.1%
------------------------------------
Other                          15.6%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
U.S. Guaranteed                18.2%
------------------------------------
Tax Obligation/Limited         15.9%
------------------------------------
Tax Obligation/General         15.6%
------------------------------------
Utilities                      10.6%
------------------------------------
Healthcare                      9.7%
------------------------------------
Transportation                  8.3%
------------------------------------
Consumer Staples                5.1%
------------------------------------
Water and Sewer                 4.9%
------------------------------------
Other                          11.7%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Municipal Advantage Fund, Inc.
NMA

Performance
      OVERVIEW As of October 31, 2004



Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 61%
AA                                  13%
A                                    7%
BBB                                 17%
BB or Lower                          2%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                                 0.086
Dec                                 0.086
Jan                                 0.086
Feb                                 0.086
Mar                                 0.086
Apr                                 0.086
May                                 0.086
Jun                                 0.086
Jul                                 0.086
Aug                                 0.086
Sep                                 0.086
Oct                                 0.086

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/03                             15.55
                                    15.45
                                    15.53
                                    15.7
                                    15.83
                                    15.51
                                    15.57
                                    15.52
                                    15.68
                                    15.93
                                    16.05
                                    16.1
                                    16.09
                                    16.26
                                    16.25
                                    16.08
                                    16.27
                                    16.23
                                    16.3
                                    16.27
                                    16.21
                                    16.07
                                    14.81
                                    14.45
                                    14.25
                                    13.81
                                    13.76
                                    13.82
                                    14.13
                                    14.24
                                    13.87
                                    14.02
                                    14.58
                                    14.85
                                    14.9
                                    14.71
                                    14.88
                                    15.11
                                    15.05
                                    15.22
                                    15.27
                                    15.24
                                    15.41
                                    15.42
                                    15.39
                                    15.46
                                    15.61
                                    15.6
                                    15.64
10/31/04                            15.7


FUND SNAPSHOT
------------------------------------
Share Price                   $15.70
------------------------------------
Common Share
Net Asset Value               $16.02
------------------------------------
Premium/(Discount) to NAV     -2.00%
------------------------------------
Market Yield                   6.57%
------------------------------------
Taxable-Equivalent Yield1      9.13%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $689,190
------------------------------------
Average Effective Maturity
on Securities (Years)          17.82
------------------------------------
Leverage-Adjusted Duration      7.48
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/89)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year          8.82%         9.57%
------------------------------------
5-Year         10.28%         9.78%
------------------------------------
10-Year         8.67%         7.87%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                          11.0%
------------------------------------
New York                       10.1%
------------------------------------
Washington                      9.6%
------------------------------------
Illinois                        9.5%
------------------------------------
California                      6.4%
------------------------------------
Wisconsin                       5.2%
------------------------------------
Louisiana                       4.2%
------------------------------------
Ohio                            4.0%
------------------------------------
Tennessee                       3.8%
------------------------------------
Indiana                         3.1%
------------------------------------
South Carolina                  2.9%
------------------------------------
Nevada                          2.6%
------------------------------------
North Carolina                  2.4%
------------------------------------
Colorado                        2.3%
------------------------------------
New Jersey                      2.2%
------------------------------------
Alabama                         2.1%
------------------------------------
Other                          18.6%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Healthcare                     16.8%
------------------------------------
Utilities                      16.7%
------------------------------------
U.S. Guaranteed                15.7%
------------------------------------
Transportation                 11.0%
------------------------------------
Tax Obligation/Limited         10.5%
------------------------------------
Housing/Single Family           8.1%
------------------------------------
Tax Obligation/General          7.2%
------------------------------------
Consumer Staples                4.8%
------------------------------------
Water and Sewer                 4.7%
------------------------------------
Other                           4.5%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0142 per share.

Nuveen Municipal Market Opportunity Fund, Inc.
NMO

Performance
     OVERVIEW As of October 31, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 68%
AA                                  12%
A                                    9%
BBB                                  8%
NR                                   1%
BB or Lower                          2%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                                 0.086
Dec                                 0.086
Jan                                 0.086
Feb                                 0.086
Mar                                 0.086
Apr                                 0.086
May                                 0.086
Jun                                 0.086
Jul                                 0.086
Aug                                 0.086
Sep                                 0.086
Oct                                 0.086

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/03                             14.44
                                    14.27
                                    14.27
                                    14.44
                                    14.46
                                    14.36
                                    14.46
                                    14.48
                                    14.45
                                    14.7
                                    14.98
                                    15.04
                                    14.89
                                    15.05
                                    15.03
                                    15.03
                                    15.07
                                    15.2
                                    15.35
                                    15.26
                                    15.2
                                    14.86
                                    13.84
                                    13.55
                                    13.23
                                    12.93
                                    13
                                    13.04
                                    13.16
                                    13.26
                                    13.22
                                    13.46
                                    13.76
                                    13.79
                                    13.88
                                    13.64
                                    13.82
                                    14.02
                                    14.04
                                    14.14
                                    14.31
                                    14.23
                                    14.28
                                    14.47
                                    14.38
                                    14.26
                                    14.44
                                    14.37
                                    14.36
10/31/04                            14.44


FUND SNAPSHOT
------------------------------------
Share Price                   $14.44
------------------------------------
Common Share
Net Asset Value               $15.48
------------------------------------
Premium/(Discount) to NAV     -6.72%
------------------------------------
Market Yield                   6.57%
------------------------------------
Taxable-Equivalent Yield1      9.13%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $704,760
------------------------------------
Average Effective Maturity
on Securities (Years)          16.27
------------------------------------
Leverage-Adjusted Duration      7.85
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/21/90)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year          7.97%         9.00%
------------------------------------
5-Year          8.21%         8.47%
------------------------------------
10-Year         7.83%         7.27%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
New York                       15.5%
------------------------------------
Texas                          15.5%
------------------------------------
Washington                     11.8%
------------------------------------
Illinois                        7.0%
------------------------------------
Minnesota                       5.2%
------------------------------------
Pennsylvania                    4.1%
------------------------------------
South Carolina                  4.1%
------------------------------------
Georgia                         4.0%
------------------------------------
California                      3.7%
------------------------------------
Nevada                          3.5%
------------------------------------
North Dakota                    2.8%
------------------------------------
Colorado                        2.6%
------------------------------------
New Jersey                      2.6%
------------------------------------
Massachusetts                   2.2%
------------------------------------
Other                          15.4%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
U.S. Guaranteed                20.9%
------------------------------------
Tax Obligation/General         16.0%
------------------------------------
Transportation                 15.7%
------------------------------------
Tax Obligation/Limited         15.2%
------------------------------------
Healthcare                     10.3%
------------------------------------
Utilities                       8.8%
------------------------------------
Consumer Staples                4.8%
------------------------------------
Other                           8.3%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Dividend Advantage Municipal Fund
NAD

Performance
     OVERVIEW As of October 31, 2004

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 71%
AA                                   9%
A                                    2%
BBB                                  9%
NR                                   6%
BB or Lower                          3%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                                 0.0855
Dec                                 0.0855
Jan                                 0.0855
Feb                                 0.0855
Mar                                 0.0855
Apr                                 0.0855
May                                 0.0855
Jun                                 0.0855
Jul                                 0.0855
Aug                                 0.0855
Sep                                 0.0855
Oct                                 0.0855

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/03                             15.05
                                    15.07
                                    14.99
                                    15.15
                                    15.17
                                    15.3
                                    15.44
                                    15.44
                                    15.54
                                    15.97
                                    16.01
                                    16.1
                                    15.85
                                    15.87
                                    16.01
                                    15.88
                                    16.03
                                    16.17
                                    16.19
                                    16.14
                                    16.02
                                    15.73
                                    14.59
                                    14.21
                                    13.94
                                    13.52
                                    13.82
                                    14
                                    14.27
                                    14.25
                                    14.13
                                    14.13
                                    14.47
                                    14.55
                                    14.67
                                    14.47
                                    14.43
                                    14.78
                                    14.77
                                    15.02
                                    15.18
                                    15.1
                                    15.18
                                    15.13
                                    15.2
                                    15.16
                                    15.24
                                    15.2
                                    15.25
10/31/04                            15.31


FUND SNAPSHOT
------------------------------------
Share Price                   $15.31
------------------------------------
Common Share
Net Asset Value               $15.62
------------------------------------
Premium/(Discount) to NAV     -1.98%
------------------------------------
Market Yield                   6.70%
------------------------------------
Taxable-Equivalent Yield1      9.31%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $613,328
------------------------------------
Average Effective Maturity
on Securities (Years)          15.61
------------------------------------
Leverage-Adjusted Duration      7.75
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          8.37%        10.06%
------------------------------------
5-Year          9.24%        11.02%
------------------------------------
Since
Inception       6.98%         8.24%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       23.6%
------------------------------------
New York                       13.6%
------------------------------------
Texas                           9.8%
------------------------------------
Washington                      7.3%
------------------------------------
New Jersey                      5.3%
------------------------------------
Wisconsin                       4.5%
------------------------------------
Pennsylvania                    3.3%
------------------------------------
Ohio                            2.7%
------------------------------------
Indiana                         2.5%
------------------------------------
Colorado                        2.1%
------------------------------------
Florida                         2.0%
------------------------------------
Other                          23.3%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Healthcare                     16.0%
------------------------------------
U.S. Guaranteed                15.6%
------------------------------------
Tax Obligation/General         14.7%
------------------------------------
Tax Obligation/Limited         13.8%
------------------------------------
Transportation                 10.6%
------------------------------------
Utilities                       9.3%
------------------------------------
Education and
   Civic Organizations          4.7%
------------------------------------
Consumer Staples                4.5%
------------------------------------
Other                          10.8%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Dividend Advantage Municipal Fund 2
NXZ

Performance
     OVERVIEW As of October 31, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 58%
AA                                  10%
A                                   13%
BBB                                  8%
NR                                   3%
BB or Lower                          8%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                                 0.086
Dec                                 0.086
Jan                                 0.086
Feb                                 0.086
Mar                                 0.086
Apr                                 0.086
May                                 0.086
Jun                                 0.086
Jul                                 0.086
Aug                                 0.086
Sep                                 0.086
Oct                                 0.086

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/03                             14.86
                                    14.98
                                    15
                                    14.97
                                    15.09
                                    15.01
                                    15.02
                                    15.09
                                    15.12
                                    15.62
                                    15.5
                                    15.56
                                    15.27
                                    15.51
                                    15.61
                                    15.56
                                    15.66
                                    15.78
                                    15.75
                                    15.73
                                    15.76
                                    15.44
                                    14.45
                                    14.28
                                    14.13
                                    13.51
                                    13.78
                                    13.63
                                    14.06
                                    14
                                    13.9
                                    13.86
                                    14.39
                                    14.6
                                    14.48
                                    14.31
                                    14.46
                                    14.97
                                    14.92
                                    15.01
                                    15.08
                                    15.01
                                    15.12
                                    15.25
                                    15.3
                                    15.08
                                    15.4
                                    15.35
                                    15.32
10/31/04                            15.38


FUND SNAPSHOT
------------------------------------
Share Price                   $15.38
------------------------------------
Common Share
Net Asset Value               $15.63
------------------------------------
Premium/(Discount) to NAV     -1.60%
------------------------------------
Market Yield                   6.71%
------------------------------------
Taxable-Equivalent Yield1      9.32%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $457,552
------------------------------------
Average Effective Maturity
on Securities (Years)          24.22
------------------------------------
Leverage-Adjusted Duration      6.85
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         11.16%        10.67%
------------------------------------
Since
Inception       7.47%         9.16%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                          16.5%
------------------------------------
Michigan                        9.8%
------------------------------------
Illinois                        7.6%
------------------------------------
California                      7.6%
------------------------------------
New York                        4.1%
------------------------------------
Washington                      4.0%
------------------------------------
Colorado                        4.0%
------------------------------------
New Mexico                      3.6%
------------------------------------
Florida                         3.5%
------------------------------------
Indiana                         3.3%
------------------------------------
Missouri                        3.3%
------------------------------------
Nevada                          3.1%
------------------------------------
Alabama                         2.9%
------------------------------------
Massachusetts                   2.7%
------------------------------------
Kansas                          2.7%
------------------------------------
Oregon                          2.7%
------------------------------------
Pennsylvania                    2.5%
------------------------------------
Louisiana                       2.2%
------------------------------------
Minnesota                       2.2%
------------------------------------
Other                          11.7%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Healthcare                     25.1%
------------------------------------
Tax Obligation/Limited         17.2%
------------------------------------
Transportation                 13.2%
------------------------------------
Water and Sewer                 8.9%
------------------------------------
Tax Obligation/General          8.0%
------------------------------------
Utilities                       7.8%
------------------------------------
Housing/Single Family           5.2%
------------------------------------
Other                          14.6%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2003 of $0.0291 per share.

Nuveen Dividend Advantage Municipal Fund 3
NZF

Performance
     OVERVIEW As of October 31, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 71%
AA                                  11%
A                                    2%
BBB                                  9%
NR                                   5%
BB or Lower                          2%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                                 0.079
Dec                                 0.0805
Jan                                 0.0805
Feb                                 0.0805
Mar                                 0.0805
Apr                                 0.0805
May                                 0.0805
Jun                                 0.0805
Jul                                 0.0805
Aug                                 0.0805
Sep                                 0.0805
Oct                                 0.0805

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/03                             13.95
                                    13.96
                                    13.93
                                    14.02
                                    14.22
                                    14.14
                                    14.22
                                    14.31
                                    14.29
                                    14.67
                                    14.79
                                    14.76
                                    14.65
                                    14.65
                                    14.91
                                    14.75
                                    14.9
                                    15.09
                                    15.02
                                    14.98
                                    14.94
                                    14.66
                                    13.9
                                    13.66
                                    13.34
                                    12.82
                                    13.02
                                    13.15
                                    13.42
                                    13.31
                                    13.09
                                    13.17
                                    13.67
                                    13.88
                                    13.83
                                    13.84
                                    13.83
                                    14.01
                                    14.01
                                    14.16
                                    14.3
                                    14.3
                                    14.57
                                    14.48
                                    14.39
                                    14.41
                                    14.49
                                    14.44
                                    14.43
10/31/04                            14.5


FUND SNAPSHOT
------------------------------------
Share Price                   $14.50
------------------------------------
Common Share
Net Asset Value               $15.36
------------------------------------
Premium/(Discount) to NAV     -5.60%
------------------------------------
Market Yield                   6.66%
------------------------------------
Taxable-Equivalent Yield1      9.25%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $619,118
------------------------------------
Average Effective Maturity
on Securities (Years)          19.81
------------------------------------
Leverage-Adjusted Duration      8.27
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         12.45%        11.10%
------------------------------------
Since
Inception       5.46%         8.74%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                          12.3%
------------------------------------
Illinois                       11.0%
------------------------------------
Washington                     10.9%
------------------------------------
California                      7.0%
------------------------------------
Michigan                        5.8%
------------------------------------
Colorado                        5.3%
------------------------------------
Nevada                          5.2%
------------------------------------
New York                        3.6%
------------------------------------
Wisconsin                       3.4%
------------------------------------
Indiana                         3.2%
------------------------------------
Iowa                            3.2%
------------------------------------
Louisiana                       2.6%
------------------------------------
Kentucky                        2.1%
------------------------------------
Other                          24.4%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------

Healthcare                     17.3%
------------------------------------
Transportation                 17.1%
------------------------------------
Tax Obligation/Limited         12.8%
------------------------------------
Water and Sewer                 9.8%
------------------------------------
Tax Obligation/General          9.6%
------------------------------------
Utilities                       8.2%
------------------------------------
Housing/Single Family           5.3%
------------------------------------
Consumer Staples                4.8%
------------------------------------
U.S. Guaranteed                 4.8%
------------------------------------
Education and
   Civic Organizations          4.7%
------------------------------------
Other                           5.6%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Shareholder
       MEETING REPORT

The annual shareholder meeting was held on August 3, 2004, at the Northern Trust Bank, Chicago, Illinois.

                                             NPP                               NMA                                 NMO
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
                                  Common and                          Common and                        Common and
                               MuniPreferred     MuniPreferred     MuniPreferred    MuniPreferred     MuniPreferred   MuniPreferred
                               shares voting     shares voting     shares voting    shares voting     shares voting   shares voting
                                    together          together          together         together          together        together
                                  as a class        as a class        as a class       as a class        as a class      as a class
====================================================================================================================================
Robert P. Bremner
      For                         52,749,399                --        37,176,579               --        40,022,344              --
      Withhold                       669,550                --           434,374               --           398,907              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                       53,418,949                --        37,610,953               --        40,421,251              --
====================================================================================================================================
Lawrence H. Brown
      For                         52,728,879                --        37,161,834               --        40,029,397              --
      Withhold                       690,070                --           449,119               --           391,854              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                       53,418,949                --        37,610,953               --        40,421,251              --
====================================================================================================================================
Jack B. Evans
      For                         52,742,453                --        37,173,411               --        40,016,645              --
      Withhold                       676,496                --           437,542               --           404,606              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                       53,418,949                --        37,610,953               --        40,421,251              --
====================================================================================================================================
William C. Hunter
      For                         52,740,229                --        37,157,034               --        40,016,355              --
      Withhold                       678,720                --           453,919               --           404,896              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                       53,418,949                --        37,610,953               --        40,421,251              --
====================================================================================================================================
William J. Schneider
      For                                 --            17,378                --           13,069                --          14,662
      Withhold                            --                30                --               24                --               3
------------------------------------------------------------------------------------------------------------------------------------
      Total                               --            17,408                --           13,093                --          14,665
====================================================================================================================================
Timothy R. Schwertfeger
      For                                 --            17,382                --           13,069                --          14,663
      Withhold                            --                26                --               24                --               2
------------------------------------------------------------------------------------------------------------------------------------
      Total                               --            17,408                --           13,093                --          14,665
====================================================================================================================================
Judith M. Stockdale
      For                         52,730,673                --        37,167,105               --        40,006,795              --
      Withhold                       688,276                --           443,848               --           414,456              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                       53,418,949                --        37,610,953               --        40,421,251              --
====================================================================================================================================


                                       15


Shareholder
    MEETING REPORT (continued)
                                             NAD                                NXZ                                NZF
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
                                  Common and                          Common and                         Common and
                               MuniPreferred     MuniPreferred     MuniPreferred    MuniPreferred     MuniPreferred   MuniPreferred
                               shares voting     shares voting     shares voting    shares voting     shares voting   shares voting
                                    together          together          together         together          together        together
                                  as a class        as a class        as a class       as a class        as a class      as a class
====================================================================================================================================
Robert P. Bremner
      For                         38,156,295                --        28,637,978               --        39,057,880              --
      Withhold                       337,975                --           176,661               --           356,674              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                       38,494,270                --        28,814,639               --        39,414,554              --
====================================================================================================================================
Lawrence H. Brown
      For                         38,165,614                --        28,635,958               --        39,041,712              --
      Withhold                       328,656                --           178,681               --           372,842              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                       38,494,270                --        28,814,639               --        39,414,554              --
====================================================================================================================================
Jack B. Evans
      For                         38,150,308                --        28,635,211               --        39,053,128              --
      Withhold                       343,962                --           179,428               --           361,426              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                       38,494,270                --        28,814,639               --        39,414,554              --
====================================================================================================================================
William C. Hunter
      For                         38,155,774                --        28,629,560               --        39,036,120              --
      Withhold                       338,496                --           185,079               --           378,434              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                       38,494,270                --        28,814,639               --        39,414,554              --
====================================================================================================================================
William J. Schneider
      For                                 --            11,456                --            8,725                --          11,981
      Withhold                            --                65                --               28                --              67
------------------------------------------------------------------------------------------------------------------------------------
      Total                               --            11,521                --            8,753                --          12,048
====================================================================================================================================
Timothy R. Schwertfeger
      For                                 --            11,456                --            8,725                --          11,981
      Withhold                            --                65                --               28                --              67
------------------------------------------------------------------------------------------------------------------------------------
      Total                               --            11,521                --            8,753                --          12,048
====================================================================================================================================
Judith M. Stockdale
      For                         38,184,952                --        28,633,156               --        39,059,481              --
      Withhold                       309,318                --           181,483               --           355,073              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                       38,494,270                --        28,814,639               --        39,414,554              --
====================================================================================================================================

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 at October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst & Young LLP

Chicago, Illinois
December 15, 2004

                        Nuveen Performance Plus Municipal Fund, Inc. (NPP)
                        Portfolio of
                                INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.6% (1.1% OF TOTAL INVESTMENTS)

$       3,615   Alabama Water Pollution Control Authority, Revolving Fund             8/05 at 100.00         AAA     $    3,756,419
                 Loan Bonds, Series 1994A, 6.750%, 8/15/17 (Pre-refunded
                 to 8/15/05) - AMBAC Insured

                Jefferson County, Alabama, Sewer Revenue Refunding
                Warrants, Series 1997A:
        3,640    5.625%, 2/01/22 (Pre-refunded to 2/01/07) - FGIC Insured             2/07 at 101.00         AAA          3,960,138
        1,435    5.625%, 2/01/22 - FGIC Insured                                       2/07 at 101.00         AAA          1,543,988
        3,820    5.375%, 2/01/27 (Pre-refunded to 2/01/07) - FGIC Insured             2/07 at 100.00         AAA          4,098,516
        1,505    5.375%, 2/01/27 - FGIC Insured                                       2/07 at 100.00         AAA          1,577,315


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.3% (0.9% OF TOTAL INVESTMENTS)

        1,000   Arizona State Transportation Board, Highway Revenue Bonds,            7/12 at 100.00         AAA          1,080,110
                 Series 2002B, 5.250%, 7/01/22

                Phoenix, Arizona, Civic Improvement Corporation, Senior Lien
                Airport Revenue Bonds, Series 2002B:
        5,365    5.750%, 7/01/15 (Alternative Minimum Tax) - FGIC Insured             7/12 at 100.00         AAA          6,034,391
        5,055    5.750%, 7/01/16 (Alternative Minimum Tax) - FGIC Insured             7/12 at 100.00         AAA          5,686,420


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.5% (0.4% OF TOTAL INVESTMENTS)

        5,080   Independence County, Arkansas, Hydroelectric Power Revenue            5/13 at 100.00           A          5,167,782
                 Bonds, Series 2003, 5.350%, 5/01/28 - ACA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 13.2% (9.0% OF TOTAL INVESTMENTS)

        3,500   Alameda Corridor Transportation Authority, California,               10/17 at 100.00         AAA          2,434,705
                 Subordinate Lien Revenue Bonds, Series 2004A,
                 0.000%, 10/01/25 - AMBAC Insured

       11,000   Anaheim Public Finance Authority, California, Subordinate               No Opt. Call         AAA          5,217,520
                 Lease Revenue Bonds, Public Improvement Project,
                 Series 1997C, 0.000%, 9/01/20 - FSA Insured

        2,000   California Health Facilities Financing Authority, Health              3/13 at 100.00           A          2,005,960
                 Facility Revenue Bonds, Adventist Health System/West,
                 Series 2003A, 5.000%, 3/01/33

        6,435   California, General Obligation Refunding Bonds,                         No Opt. Call         AAA          7,820,134
                 Series 2002, 6.000%, 4/01/16 - AMBAC Insured

        4,500   California, General Obligation Bonds, Series 2004,                    2/09 at 100.00           A          4,568,535
                 5.100%, 2/01/34

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        4,000    6.000%, 5/01/15                                                      5/12 at 101.00          A2          4,682,720
        2,750    5.375%, 5/01/22                                                      5/12 at 101.00          A2          2,972,613

        6,925   East Bay Municipal Utility District, Alameda and Contra               6/06 at 100.00         AAA          6,982,200
                 Costa Counties, California, Subordinated Water System
                 Revenue Refunding Bonds, Series 1996, 4.750%, 6/01/21 -
                 FGIC Insured

       10,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          9,821,900
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

        1,000   Mt. Diablo Hospital District, California, Insured Hospital           12/04 at 101.00         AAA          1,055,320
                 Revenue Bonds, Series 1993A, 5.125%, 12/01/23 -
                 AMBAC Insured

       13,450   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         17,805,514
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.200%, 8/01/17 - MBIA Insured

       20,420   Palmdale Community Redevelopment Agency, California,                    No Opt. Call         AAA         22,840,587
                 Residential Mortgage Revenue Refunding Bonds,
                 Series 1991A, 7.150%, 2/01/10

        2,325   Palmdale Community Redevelopment Agency, California,                    No Opt. Call         AAA          3,242,724
                 Restructured Single Family Mortgage Revenue Bonds,
                 Series 1986D, 8.000%, 4/01/16 (Alternative Minimum Tax)

       10,000   San Bernardino County, California, Certificates of                    8/05 at 102.00         AAA         10,480,300
                 Participation, Medical Center Financing Project,
                 Series 1995, 5.500%, 8/01/15 (Pre-refunded to 8/01/05) -
                 MBIA Insured

        2,000   San Francisco Airports Commission, California, Revenue                5/09 at 101.00         AAA          2,060,640
                 Bonds, San Francisco International Airport, Second
                 Series 1999, Issue 23B, 5.125%, 5/01/30 - FGIC Insured


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       2,000   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA     $    2,077,240
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27B, 5.125%, 5/01/26 -
                 FGIC Insured

       15,745   Walnut Valley Unified School District, Los Angeles County,            8/11 at 103.00         AAA         19,846,730
                 California, General Obligation Refunding Bonds,
                 Series 1997A, 7.200%, 2/01/16 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.5% (3.0% OF TOTAL INVESTMENTS)

        3,000   Colorado Educational and Cultural Facilities Authority,               8/14 at 100.00         AAA          3,142,770
                 Charter School Revenue Bonds, Peak-to-Peak Charter
                 School, Series 2004, 5.250%, 8/15/34 - XLCA Insured

        3,760   Colorado Health Facilities Authority, Revenue Refunding               9/11 at 100.00          AA          3,963,792
                 Bonds, Catholic Health Initiatives, Series 2001,
                 5.250%, 9/01/21

        7,575   Denver City and County, Colorado, Airport System Revenue             11/07 at 101.00         AAA          8,160,093
                 Bonds, Series 1997E, 5.250%, 11/15/23 - MBIA Insured

       20,000   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00         AAA         20,476,000
                  Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/33 - XLCA Insured

       10,000   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA          4,513,900
                 Bonds, Series 1997B, 0.000%, 9/01/21 - MBIA Insured

       10,000   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA          2,293,500
                 Bonds, Series 2000B, 0.000%, 9/01/32 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.3% (0.9% OF TOTAL INVESTMENTS)

        5,590   District of Columbia, General Obligation Bonds,                       6/09 at 101.00         AAA          6,229,720
                 Series 1999B, 5.500%, 6/01/13 - FSA Insured

        6,720   District of Columbia Tobacco Settlement Corporation,                  5/11 at 101.00         BBB          6,517,258
                 Tobacco Settlement Asset-Backed Bonds, Series 2001,
                 6.250%, 5/15/24


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 4.4% (2.9% OF TOTAL INVESTMENTS)

        1,700   Miami-Dade County, Florida, Beacon Tradeport Community                5/12 at 102.00          AA          1,832,957
                 Development District, Special Assessment Bonds,
                 Commercial Project, Series 2002A, 5.625%, 5/01/32 -
                 RAAI Insured

                Broward County Housing Finance Authority, Florida, Multifamily
                Housing Revenue Bonds, Venice Homes Apartments, Series 2001A:
        1,545    5.700%, 1/01/32 (Alternative Minimum Tax) - FSA Insured              7/11 at 100.00         AAA          1,582,621
        1,805    5.800%, 1/01/36 (Alternative Minimum Tax) - FSA Insured              7/11 at 100.00         AAA          1,856,136

        3,530   Florida Housing Finance Corporation, Homeowner Mortgage               1/10 at 100.00         AAA          3,729,622
                 Revenue Bonds, Series 2000-11, 5.850%, 1/01/22
                 (Alternative Minimum Tax) - FSA Insured

       10,050   Florida State Board of Education, Full Faith and Credit               6/10 at 101.00         AA+         11,380,721
                 Public Education Capital Outlay Refunding Bonds,
                 Series 1999D, 5.750%, 6/01/22

        7,000   Hillsborough County Aviation Authority, Florida, Revenue             10/13 at 100.00         AAA          7,593,530
                 Bonds, Tampa International Airport, Series 2003A,
                 5.250%, 10/01/17 (Alternative Minimum Tax) - MBIA Insured

       10,750   Martin County Industrial Development Authority, Florida,             12/04 at 102.00        BBB-         11,031,328
                 Industrial Development Revenue Bonds, Indiantown
                 Cogeneration LP Project, Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)

        2,570   Miami-Dade County Housing Finance Authority, Florida,                 6/11 at 100.00         AAA          2,695,185
                 Multifamily Mortgage Revenue Bonds, Country Club Villas II
                 Project, Series 2001-1A, 5.850%, 1/01/37 (Alternative
                 Minimum Tax) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 3.2% (2.1% OF TOTAL INVESTMENTS)

        4,920   Atlanta, Georgia, Airport General Revenue Refunding Bonds,            1/10 at 101.00         AAA          5,625,282
                 Series 2000A, 5.600%, 1/01/30 (Pre-refunded to 1/01/10) -
                 FGIC Insured

        5,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                   No Opt. Call         AAA          5,846,650
                 Series 1999A, 5.500%, 11/01/22 - FGIC Insured

        2,000   George L. Smith II World Congress Center Authority,                   7/10 at 101.00         AAA          2,181,640
                 Atlanta, Georgia, Revenue Refunding Bonds, Domed
                 Stadium Project, Series 2000, 5.500%, 7/01/20 (Alternative
                 Minimum Tax) - MBIA Insured

       15,000   Private Colleges and Universities Authority, Georgia,                11/09 at 101.00          AA         16,418,850
                 Revenue Bonds, Emory University, Series 1999A,
                 5.500%, 11/01/25


                                       19


                        Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.2% (0.2% OF TOTAL INVESTMENTS)

$         965   Idaho Housing and Finance Association, Single Family                  7/10 at 100.00         Aa2     $    1,021,375
                 Mortgage Bonds, Series 2000G-2, 5.950%, 7/01/25
                 (Alternative Minimum Tax)

        1,075   Idaho Housing and Finance Association, Single Family                  1/10 at 100.00          A1          1,145,606
                 Mortgage Bonds, Series 2000D, 6.200%, 7/01/14
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 19.5% (13.2% OF TOTAL INVESTMENTS)

        3,000   Chicago, Illinois, General Obligation Bonds, Library Projects,        1/08 at 102.00         AAA          3,331,860
                 Series 1997, 5.750%, 1/01/17 - FGIC Insured

                Chicago, Illinois, General Obligation Bonds, City Colleges of
                Chicago Capital Improvement Project, Series 1999:
       32,170    0.000%, 1/01/21 - FGIC Insured                                         No Opt. Call         AAA         14,940,713
       32,670    0.000%, 1/01/22 - FGIC Insured                                         No Opt. Call         AAA         14,282,344

       10,000   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call         AAA          4,997,700
                 Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                 0.000%, 12/01/19 - FGIC Insured

       10,000   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call         AAA          4,698,800
                 Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                 0.000%, 12/01/20 - FGIC Insured

        9,145   Chicago, Illinois, Revenue Bonds, Midway Airport,                     1/07 at 101.00         AAA          9,699,644
                 Series 1996A, 5.500%, 1/01/29 - MBIA Insured

                DuPage County Forest Preserve District, Illinois, General
                Obligation Bonds, Series 2000:
        8,000    0.000%, 11/01/18                                                       No Opt. Call         AAA          4,289,520
       15,285    0.000%, 11/01/19                                                       No Opt. Call         AAA          7,736,197

        3,500   Illinois Development Finance Authority, Pollution Control             3/05 at 102.00         AAA          3,625,685
                 Revenue Refunding Bonds, Commonwealth Edison Company,
                 Series 1994D, 6.750%, 3/01/15 - AMBAC Insured

        3,085   Illinois Health Facilities Authority, Revenue Bonds,                  8/09 at 101.00          A-          3,220,432
                 Silver Cross Hospital and Medical Centers, Series 1999,
                 5.250%, 8/15/15

        4,580   Illinois Health Facilities Authority, Revenue Bonds, Midwest          8/10 at 102.00         Aaa          4,978,643
                 Care Center IX, Inc., Series 2000, 6.250%, 8/20/35

        3,000   Illinois Health Facilities Authority, Revenue Bonds,                  7/13 at 100.00          A-          3,192,480
                 Lake Forest Hospital, Series 2003, 6.000%, 7/01/33

        4,000   Illinois Health Facilities Authority, FHA-Insured Mortgage            8/13 at 100.00         AAA          4,060,760
                 Revenue Refunding Bonds, Sinai Health System,
                 Series 2003, 5.150%, 2/15/37

        4,415   Illinois Health Facilities Authority, Revenue Refunding Bonds,        1/05 at 100.00         BB+          4,416,280
                 Proctor Community Hospital, Series 1991, 7.375%, 1/01/23

        5,000   Kane, McHenry, Cook and DeKalb Counties Community                    12/11 at 100.00         AAA          5,639,550
                 Unit School District 300, Carpentersville, Illinois, General
                 Obligation Bonds, Series 2000, 5.500%, 12/01/19 -
                 MBIA Insured

        3,700   Libertyville, Illinois, Affordable Housing Revenue Bonds,            11/09 at 100.00          A2          3,813,701
                 Liberty Towers Project, Series 1999A, 7.000%, 11/01/29
                 (Alternative Minimum Tax)

        6,000   McHenry County Conservation District, Illinois, General               2/11 at 100.00         AAA          6,742,680
                 Obligation Bonds, Series 2001A, 5.625%, 2/01/21 -
                 FGIC Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
        9,400    0.000%, 12/15/18 - MBIA Insured                                        No Opt. Call         AAA          5,007,286
       16,570    0.000%, 12/15/20 - MBIA Insured                                        No Opt. Call         AAA          7,850,369
       23,550    0.000%, 12/15/22 - MBIA Insured                                        No Opt. Call         AAA          9,886,055
       13,000    0.000%, 12/15/24 - MBIA Insured                                        No Opt. Call         AAA          4,811,170

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project, Series 1998A:
        5,180    5.500%, 12/15/23 - FGIC Insured                                        No Opt. Call         AAA          6,040,346
        5,100    5.500%, 12/15/23 - FGIC Insured                                        No Opt. Call         AAA          5,925,027

       10,650   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA         14,174,404
                 Bonds, McCormick Place Hospitality Facility, Series 1996A,
                 7.000%, 7/01/26


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$      17,865   Regional Transportation Authority, Cook, DuPage, Kane,                  No Opt. Call         AAA     $   21,374,043
                 Lake, McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1999, 5.750%, 6/01/23 - FSA Insured

        6,090   Sherman, Illinois, GNMA Mortgage Revenue Refunding                   10/09 at 102.00         AAA          6,623,971
                 Bonds, Villa Vianney, Series 1999A, 6.450%, 10/01/29


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 5.9% (4.0% OF TOTAL INVESTMENTS)

        2,465   Danville Multi-School Building Corporation, Indiana, First            7/11 at 100.00         AAA          2,723,998
                 Mortgage Refunding Bonds, Series 2001, 5.250%, 7/15/18 -
                 AMBAC Insured

       14,000   Indiana Health Facility Financing Authority, Hospital                 8/10 at 101.50         AAA         14,970,620
                 Revenue Bonds, Clarian Health Obligated Group,
                 Series 2000A, 5.500%, 2/15/30 - MBIA Insured

                Indiana Health Facility Financing Authority, Revenue Bonds,
                Ancilla Systems Inc. Obligated Group, Series 1997:
       15,380    5.250%, 7/01/17 - MBIA Insured                                       7/07 at 101.00         AAA         16,838,639
        2,250    5.250%, 7/01/22 - MBIA Insured                                       7/07 at 101.00         AAA          2,463,390
        4,320    5.250%, 7/01/22 - MBIA Insured                                       7/07 at 101.00         AAA          4,729,709

                Indiana Transportation Finance Authority, Highway Revenue
                Bonds, Series 2000:
        1,285    5.375%, 12/01/25 (Pre-refunded to 12/01/10)                         12/10 at 100.00      Aa2***          1,457,550
        6,715    5.375%, 12/01/25                                                    12/10 at 100.00         Aa2          7,268,182

        5,730   Michigan City School Building Corporation, Indiana, First            12/04 at 102.00         AAA          5,876,115
                 Mortgage Bonds, Series 1994A, 6.125%, 12/15/09
                 (Pre-refunded to 12/15/04) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.4% (0.3% OF TOTAL INVESTMENTS)

        5,000   Iowa Tobacco Settlement Authority, Tobacco Settlement                 6/11 at 101.00         BBB          4,156,750
                 Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.3% (0.9% OF TOTAL INVESTMENTS)

        3,790   Kansas Department of Transportation, Highway Revenue                  3/14 at 100.00         AA+          4,014,520
                 Bonds, Series 2004A, 5.000%, 3/01/23

        5,790   Sedgwick County Unified School District 259, Wichita,                 9/10 at 100.00          AA          5,554,752
                 Kansas, General Obligation Bonds, Series 2000,
                 3.500%, 9/01/17

        3,200   Wyandotte County Unified School District 500, Kansas,                 9/11 at 100.00         AAA          3,121,248
                 General Obligation Bonds, Series 2001,
                 4.000%, 9/01/21 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.4% (0.3% OF TOTAL INVESTMENTS)

        3,700   Louisville and Jefferson County Metropolitan Sewer District,          5/07 at 101.00         AAA          4,057,605
                 Kentucky, Sewer and Drainage System Revenue Bonds,
                 Series 1997A, 6.250%, 5/15/26 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 6.2% (4.2% OF TOTAL INVESTMENTS)

        1,750   East Baton Rouge Mortgage Finance Authority, Louisiana,              10/07 at 102.00         Aaa          1,832,075
                 GNMA/FNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Refunding Bonds, Series 1997B-1,
                 5.750%, 10/01/26

        4,000   Lafayette City and Parish, Louisiana, Utilities Revenue Bonds,       11/14 at 100.00         AAA          4,321,560
                  Series 2004, 5.250%, 11/01/25 - MBIA Insured

       35,700   Louisiana Stadium and Exposition District, Hotel Occupancy            7/06 at 102.00         AAA         38,645,607
                 Tax Bonds, Series 1996, 5.750%, 7/01/26 (Pre-refunded to
                 7/01/06) - FGIC Insured

                Tobacco Settlement Financing Corporation, Louisiana, Tobacco
                Settlement Asset-Backed Bonds, Series 2001B:
       10,000    5.500%, 5/15/30                                                      5/11 at 101.00         BBB          8,938,000
        6,250    5.875%, 5/15/39                                                      5/11 at 101.00         BBB          5,436,000


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.6% (0.4% OF TOTAL INVESTMENTS)

        5,680   Portland, Maine, General Airport Revenue Bonds,                       7/13 at 100.00         AAA          5,836,541
                 Series 2003A, 5.000%, 7/01/32 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.7% (1.7% OF TOTAL INVESTMENTS)

        1,130   Maryland Community Development Administration,                        9/10 at 100.00         Aa2          1,154,781
                 Residential Revenue Bonds, Series 2000H, 5.800%, 9/01/32
                 (Alternative Minimum Tax)


                                       21


                        Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND (continued)

$       7,720   Maryland Transportation Authority, Airport Parking Revenue            3/12 at 101.00         AAA     $    8,150,776
                 Bonds, Baltimore-Washington International Airport Passenger
                 Facility, Series 2002B, 5.125%, 3/01/20 (Alternative
                 Minimum Tax) - AMBAC Insured

        7,475   Montgomery County Housing Opportunities Commission,                   1/05 at 102.00         Aa2          7,626,070
                 Maryland, GNMA/FHA-Insured Multifamily Housing Revenue
                 Bonds, Series 1994A, 6.250%, 7/01/28

        7,090   Takoma Park, Maryland, Hospital Facilities, Revenue                     No Opt. Call         AAA          8,444,615
                 Refunding and Improvement Bonds, Washington Adventist
                 Hospital Project, Series 1995, 6.500%, 9/01/12 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.7% (2.5% OF TOTAL INVESTMENTS)

        1,630   Massachusetts Educational Finance Authority, Student Loan            12/09 at 101.00         AAA          1,688,403
                 Revenue Refunding Bonds, Series 2000G, 5.700%, 12/01/11
                 (Alternative Minimum Tax) - MBIA Insured

                Massachusetts Municipal Wholesale Electric Company, Power Supply
                System Revenue Bonds, Nuclear Project 6, Series 1987A:
           35    8.750%, 7/01/18 (Pre-refunded to 1/01/05)                            1/05 at 100.00         Aaa             35,417
           35    8.750%, 7/01/18 (Pre-refunded to 7/01/05)                            7/05 at 100.00         Aaa             36,614

                Massachusetts, General Obligation Bonds, Consolidated Loan,
                Series 2002E:
        1,255    5.250%, 1/01/22 - FGIC Insured                                       1/13 at 100.00         AAA          1,415,088
        3,745    5.250%, 1/01/22 (Pre-refunded to 1/01/13) - FGIC Insured             1/13 at 100.00         AAA          4,222,712

          890   Massachusetts, General Obligation Bonds, Consolidated Loan,          11/12 at 100.00         Aa2          1,002,024
                 Series 2002C, 5.250%, 11/01/30 (Pre-refunded to 11/01/12)

                Massachusetts Development Finance Authority, Revenue Bonds, 100
                Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
        4,000    5.125%, 8/01/28 - MBIA Insured                                       2/12 at 100.00         AAA          4,138,240
        5,625    5.125%, 2/01/34 - MBIA Insured                                       2/12 at 100.00         AAA          5,800,500

        1,420   Massachusetts Health and Educational Facilities Authority,            7/08 at 101.00         Aaa          1,421,661
                 Revenue Bonds, Southcoast Health System Obligated Group,
                 Series 1998A, 4.750%, 7/01/27 - MBIA Insured

        5,745   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          5,741,208
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

        8,500   Route 3 North Transportation Improvements Association,                6/10 at 100.00         AAA          9,608,400
                 Massachusetts, Lease Revenue Bonds, Series 2000,
                 5.375%, 6/15/33 (Pre-refunded to 6/15/10) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 6.6% (4.4% OF TOTAL INVESTMENTS)

       17,000   Birmingham City School District, Oakland County, Michigan,           11/07 at 100.00         AAA         17,149,090
                 School Building and Site Bonds, Series 1998,
                 4.750%, 11/01/24 - FSA Insured

        3,000   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/07 at 101.00         AAA          3,179,760
                 Bonds, Series 1997A, 5.000%, 7/01/21 - MBIA Insured

        3,785   Grand Rapids Housing Corporation, Michigan, FHA-Insured               1/05 at 103.00         AAA          3,940,034
                 Mortgage Loan Section 8 Assisted Multifamily Revenue
                 Refunding Bonds, Elderly Project Series 1992,
                 7.375%, 7/15/41

        4,030   Hancock Hospital Finance Authority, Michigan, FHA-Insured             8/08 at 100.00         AAA          4,139,334
                 Mortgage Hospital Revenue Bonds, Portage Health System
                 Inc., Series 1998, 5.450%, 8/01/47 - MBIA Insured

        1,500   Michigan State Building Authority, Revenue Refunding                 10/11 at 100.00          AA          1,562,100
                 Bonds, Facilities Program, Series 2001I, 5.000%, 10/15/24

        5,000   Michigan State Building Authority, Revenue Refunding                 10/13 at 100.00         AAA          5,158,400
                 Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/29 -
                 MBIA Insured

        7,115   Michigan State Hospital Finance Authority, Hospital                   3/13 at 100.00          A1          7,762,252
                 Revenue Refunding Bonds, Henry Ford Health System,
                 Series 2003A, 5.500%, 3/01/16

        5,000   Michigan State Hospital Finance Authority, Hospital Revenue             No Opt. Call         AAA          5,619,150
                 Refunding Bonds, Sisters of Mercy Health Corporation,
                 Series 1993P, 5.375%, 8/15/14 - MBIA Insured

        3,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/09 at 102.00         AAA          3,156,780
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 1999A, 5.550%, 9/01/29 (Alternative
                 Minimum Tax) - MBIA Insured

       10,000   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/08 at 101.00         AAA         10,693,500
                 Metropolitan Airport, Series 1998A, 5.375%, 12/01/16
                 (Alternative Minimum Tax) - MBIA Insured


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 4.1% (2.8% OF TOTAL INVESTMENTS)

$       7,475   Dakota County Community Development Agency, Minnesota,                2/12 at 102.00         Aaa     $    7,858,468
                 GNMA Collateralized Mortgage Loan Multifamily Senior
                 Housing Revenue Bonds, Wingate Project, Series 2002A,
                 5.625%, 8/20/43

          160   Dakota County Housing and Redevelopment Authority,                    4/05 at 101.00         AAA            163,394
                 Minnesota, FNMA Collateralized Single Family Mortgage
                 Revenue Bonds, Series 1994A, 6.900%, 10/01/27 (Alternative
                 Minimum Tax)

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          3,177,210
                 Minnesota, Subordinate Airport Revenue Bonds,
                 Series 2001C, 5.250%, 1/01/26 - FGIC Insured

       21,335   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 103.00         AAA         26,932,024
                 Sales Tax Revenue Refunding Bonds, Civic Center Project,
                 Series 1996, 7.100%, 11/01/23 - FSA Insured

        1,175   St. Paul Housing and Redevelopment Authority, Minnesota,              3/05 at 102.60         Aaa          1,212,377
                 FNMA Mortgage-Backed Securities Middle Income Program
                 Phase II Single Family Mortgage Revenue Refunding Bonds,
                 Series 1995, 6.800%, 3/01/28


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.3% (0.9% OF TOTAL INVESTMENTS)

        9,750   Mississippi Business Finance Corporation, Pollution Control           4/05 at 101.00        BBB-          9,784,125
                 Revenue Refunding Bonds, System Energy Resources Inc.
                 Project, Series 1998, 5.875%, 4/01/22

        2,475   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          2,495,518
                 Revenue Bonds, Baptist Memorial Health Care,
                 Series 2004B-1, 5.000%, 9/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.6% (1.0% OF TOTAL INVESTMENTS)

        2,000   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          2,062,060
                 Agency, Mass Transit Sales Tax Appropriation Bonds,
                 Metrolink Cross County Extension Project, Series 2002B,
                 5.000%, 10/01/32 - FSA Insured

        6,350   Kansas City, Missouri, General Improvement Airport Revenue            9/12 at 100.00         AAA          7,021,830
                 Bonds, Series 2003B, 5.250%, 9/01/17 - FGIC Insured

        3,740   Missouri Health and Educational Facilities Authority, Revenue         6/11 at 101.00         AAA          3,910,432
                 Bonds, SSM Healthcare System, Series 2001A,
                 5.250%, 6/01/28 - AMBAC Insured

        1,845   Missouri Health and Educational Facilities Authority, Revenue         5/13 at 100.00          AA          1,995,220
                 Bonds, BJC Health System, Series 2003, 5.250%, 5/15/18


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        1,175   Montana Board of Housing, Single Family Mortgage Bonds,               6/07 at 101.50         AA+          1,195,398
                 Series 1997A, 6.150%, 6/01/30 (Alternative Minimum Tax)

        1,330   Montana Board of Housing, Single Family Mortgage Bonds,              12/09 at 100.00         AA+          1,373,970
                 Series 2000A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)

        4,795   Montana Higher Education Student Assistance Corporation,             12/08 at 101.00          A2          4,924,369
                 Student Loan Revenue Bonds, Subordinate Series 1998B,
                 5.500%, 12/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.2% (0.2% OF TOTAL INVESTMENTS)

        2,115   Nebraska Investment Finance Authority, Single Family                  9/10 at 100.00         AAA          2,185,768
                 Housing Revenue Bonds, Series 2000E, 5.850%, 9/01/20
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 3.1% (2.1% OF TOTAL INVESTMENTS)

        5,000   Clark County, Nevada, General Obligation Bank Bonds,                  6/11 at 100.00         AAA          5,537,750
                 Southern Nevada Water Authority Loan, Series 2001,
                 5.300%, 6/01/19 - FGIC Insured

       10,900   Clark County School District, Nevada, General Obligation              6/12 at 100.00         AAA         12,324,521
                 Bonds, Series 2002C, 5.500%, 6/15/19 - MBIA Insured

       10,465   Nevada, General Obligation Bonds, Municipal Bond Bank                 5/06 at 101.00         AAA         11,222,561
                 Project 52, Series 1996A, 6.000%, 5/15/21 (Pre-refunded
                 to 5/15/06)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.2% (0.8% OF TOTAL INVESTMENTS)

                New Hampshire Housing Finance Authority, FHLMC Multifamily
                Housing Revenue Remarketed Bonds, Countryside LP Project,
                Series 1994:
        3,725    6.000%, 7/01/18 (Alternative Minimum Tax)                            7/10 at 101.00         Aaa          3,991,040
        6,945    6.100%, 7/01/24 (Alternative Minimum Tax)                            7/10 at 101.00         Aaa          7,373,368


                                       23


                        Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 7.0% (4.7% OF TOTAL INVESTMENTS)

$       3,360   New Jersey Higher Education Assistance Authority, Student             6/10 at 101.00         AAA     $    3,426,528
                 Loan Revenue Bonds, Series 2000A, 6.000%, 6/01/13
                 (Alternative Minimum Tax) - MBIA Insured

        3,000   New Jersey Economic Development Authority, Transportation             5/09 at 100.00         AAA          3,339,330
                 Sublease Revenue Bonds, Light Rail Transit System,
                 Series 1999A, 5.250%, 5/01/17 (Pre-refunded to 5/01/09) -
                 FSA Insured

        8,750   New Jersey Transportation Trust Fund Authority,                       6/07 at 102.00       A+***          9,616,513
                 Transportation System Bonds, Series 1996B,
                 5.250%, 6/15/16 (Pre-refunded to 6/15/07)

        9,250   New Jersey Transportation Trust Fund Authority,                       6/13 at 100.00          A+         10,143,920
                 Transportation System Bonds, Series 2003C,
                 5.500%, 6/15/23

        4,500   New Jersey Transportation Trust Fund Authority,                         No Opt. Call         AAA          5,273,505
                 Transportation System Bonds, Series 2001C,
                 5.500%, 12/15/18 - FSA Insured

       10,000   New Jersey Turnpike Authority, Revenue Bonds,                         7/13 at 100.00         AAA         10,737,500
                 Series 2003A, 5.000%, 1/01/20 - FSA Insured

       14,560   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB         13,544,440
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

        3,125   Tobacco Settlement Financing Corporation, New Jersey,                 6/13 at 100.00         BBB          3,065,313
                 Tobacco Settlement Asset-Backed Bonds, Series 2003,
                 6.750%, 6/01/39

                West Deptford Township, Gloucester County, New Jersey,
                General Obligation Bonds, Series 2000:
        3,150    5.500%, 9/01/21 (Pre-refunded to 9/01/10) - FGIC Insured             9/10 at 100.00         Aaa          3,591,945
        3,335    5.500%, 9/01/22 (Pre-refunded to 9/01/10) - FGIC Insured             9/10 at 100.00         Aaa          3,802,901


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 16.5% (11.2% OF TOTAL INVESTMENTS)

        1,500   Hempstead Industrial Development Agency, New York,                      No Opt. Call          A3          1,601,340
                 Resource Recovery Revenue Refunding Bonds, American
                 Ref-Fuel Company of Hempstead, Series 2001,
                 5.000%, 12/01/10 (Mandatory put 6/01/10)

       12,500   Metropolitan Transportation Authority, New York,                     11/12 at 100.00         AAA         13,754,250
                 Dedicated Tax Fund Bonds, Series 2002A,
                 5.500%, 11/15/26 - FSA Insured

            5   New York City, New York, General Obligation Bonds,                    2/05 at 100.00           A              5,080
                 Fiscal Series 1987D, 8.500%, 8/01/08

       12,500   New York City, New York, General Obligation Bonds,                      No Opt. Call           A         12,965,000
                 Fiscal Series 1997A, 7.000%, 8/01/05

        6,300   New York City, New York, General Obligation Bonds,                    5/10 at 101.00         AAA          7,333,389
                 Fiscal Series 2000A, 6.250%, 5/15/26 - FSA Insured

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1996F:
       13,060    5.750%, 2/01/15 (Pre-refunded to 2/01/06)                            2/06 at 101.50        A***         13,894,665
        3,235    5.750%, 2/01/15                                                      2/06 at 101.50           A          3,404,838

        4,875   New York City Municipal Water Finance Authority, New York,            6/06 at 101.00         AAA          5,160,626
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 1997A, 5.500%, 6/15/24 - MBIA Insured

       10,000   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AA+         11,039,200
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000A, 5.750%, 6/15/30

                New York City Municipal Water Finance Authority, New York, Water
                and Sewerage System Revenue Bonds, Fiscal Series 1996B:
        7,270    5.750%, 6/15/26 (Pre-refunded to 6/15/06) - MBIA Insured             6/06 at 101.00         AAA          7,800,492
       13,380    5.750%, 6/15/26 - MBIA Insured                                       6/06 at 101.00         AAA         14,299,875

        7,810   New York City Transitional Finance Authority, New York,               8/09 at 101.00      AA+***          9,009,538
                 Future Tax Secured Bonds, Fiscal Series 2000A,
                 5.750%, 8/15/24 (Pre-refunded to 8/15/09)

        2,250   Dormitory Authority of the State of New York, Lease                   7/09 at 101.00         AAA          2,565,315
                 Revenue Bonds, State University Dormitory Facilities,
                 Series 1999C, 5.500%, 7/01/29 (Pre-refunded to
                 7/01/09) - MBIA Insured

        4,000   Dormitory Authority of the State of New York, Revenue                11/04 at 100.00         AA-          4,095,600
                 Bonds, State University Educational Facilities, Series
                 1990B, 6.000%, 5/15/17

        1,500   Dormitory Authority of the State of New York, Revenue                 8/07 at 101.00         AAA          1,604,595
                 Bonds, St. Barnabas Hospital, Series 1997,
                 5.450%, 8/01/35 - AMBAC Insured

        2,070   Dormitory Authority of the State of New York, Insured                 7/08 at 101.00         AAA          2,297,307
                 Revenue Bonds, 853 Schools Program, Gateway-Longview
                 Inc., Series 1998A, 5.500%, 7/01/18 - AMBAC Insured

        5,500   Dormitory Authority of the State of New York, FHA-Insured             2/14 at 100.00         AAA          5,710,815
                 Mortgage Hospital Revenue Bonds, Kaleida Health,
                 Series 2004, 5.050%, 2/15/25


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 1996B:
$       1,930    5.375%, 2/15/26 (Pre-refunded to 2/15/06) - MBIA Insured             2/06 at 102.00         AAA     $    2,057,110
           70    5.375%, 2/15/26 - MBIA Insured                                       2/06 at 102.00         AAA             73,606

       17,000   Dormitory Authority of the State of New York, Third General           7/09 at 101.00         AAA         19,382,380
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1999-1, 5.500%, 7/01/29 (Pre-refunded
                 to 7/01/09) - FSA Insured

        3,000   Dormitory Authority of the State of New York, Third General           1/08 at 102.00         AAA          3,353,580
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1997-1, 5.375%, 7/01/24 (Pre-refunded
                 to 1/01/08) - FSA Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Marymount Manhattan College, Series 1999:
        1,580    6.375%, 7/01/13 - RAAI Insured                                       7/09 at 101.00          AA          1,779,917
        9,235    6.125%, 7/01/21 - RAAI Insured                                       7/09 at 101.00          AA         10,152,313

        3,000   New York State Energy Research and Development                        9/08 at 102.00         AAA          3,288,150
                 Authority, Pollution Control Revenue Bonds, Rochester Gas
                 and Electric Corporation, Series 1998A, 5.950%, 9/01/33
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.2% (0.2% OF TOTAL INVESTMENTS)

        2,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/08 at 102.00         AAA          2,139,020
                 Revenue Bonds, Series 1998A, 5.000%, 1/01/20 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.7% (3.2% OF TOTAL INVESTMENTS)

        7,500   Cleveland, Ohio, Airport System Revenue Bonds,                        1/10 at 101.00         AAA          7,653,075
                 Series 2000A, 5.000%, 1/01/31 - FSA Insured

        3,650   Montgomery County, Ohio, Revenue Bonds, Catholic                      5/14 at 100.00          AA          3,707,962
                 Health Initiatives, Series 2004A, 5.000%, 5/01/30
                 (WI, settling 11/18/04)

       11,870   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     7/09 at 100.00         Aaa         12,123,899
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 1999C, 5.750%, 9/01/30 (Alternative Minimum Tax)

        6,800   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          6,701,604
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

       13,900   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R         14,260,010
                 Revenue Bonds, Bay Shore Power, Series 1998B,
                 6.625%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        3,400   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding            6/09 at 100.00          B-          3,191,172
                 Bonds, American Airlines Inc., Series 2000B,
                 6.000%, 6/01/35 (Alternative Minimum Tax) (Mandatory
                 put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.0% (0.7% OF TOTAL INVESTMENTS)

        9,150   Port of St. Helens, Oregon, Pollution Control Revenue                   No Opt. Call         BBB          9,170,038
                 Bonds, Portland General Electric Company, Series 1985B,
                 4.800%, 6/01/10


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.9% (2.7% OF TOTAL INVESTMENTS)

                Bethlehem Authority, Northampton and Lehigh Counties,
                Pennsylvania, Guaranteed Water Revenue Bonds, Series 1998:
        3,125    0.000%, 5/15/22 - FSA Insured                                          No Opt. Call         AAA          1,355,969
        3,125    0.000%, 5/15/23 - FSA Insured                                          No Opt. Call         AAA          1,276,656
        3,135    0.000%, 5/15/24 - FSA Insured                                          No Opt. Call         AAA          1,199,169
        3,155    0.000%, 5/15/26 - FSA Insured                                          No Opt. Call         AAA          1,071,028
        4,145    0.000%, 11/15/26 - FSA Insured                                         No Opt. Call         AAA          1,372,244
        2,800    0.000%, 5/15/28 - FSA Insured                                          No Opt. Call         AAA            841,456
        3,000    0.000%, 11/15/28 - FSA Insured                                         No Opt. Call         AAA            878,820

        4,355   Carbon County Industrial Development Authority,                         No Opt. Call        BBB-          4,726,090
                 Pennsylvania, Resource Recovery Revenue Refunding
                 Bonds, Panther Creek Partners Project, Series 2000,
                 6.650%, 5/01/10 (Alternative Minimum Tax)

       11,000   Delaware County Authority, Pennsylvania, Health System               11/08 at 102.00         AAA         11,440,110
                 Revenue Bonds, Catholic Health East Issue, Series 1998A,
                 4.875%, 11/15/18 - AMBAC Insured

                Pennsylvania Economic Development Financing Authority, Senior
                Lien Resource Recovery Revenue Bonds, Northampton Generating
                Project, Series 1994A:
        2,100    6.400%, 1/01/09 (Alternative Minimum Tax)                            1/05 at 101.00        BBB-          2,141,769
        4,500    6.500%, 1/01/13 (Alternative Minimum Tax)                            1/05 at 101.00        BBB-          4,561,200


                                       25


                        Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$         800   Pennsylvania Economic Development Financing Authority,                1/05 at 101.00         N/R     $      800,360
                 Subordinate Resource Recovery Revenue Bonds,
                 Northampton Generating Project, Series 1994C,
                 6.875%, 1/01/11 (Alternative Minimum Tax)

        5,275   Pennsylvania Economic Development Financing Authority,                  No Opt. Call         N/R          5,459,467
                 Senior Lien Resource Recovery Revenue Bonds,
                 Northampton Generating Project, Series 1994B,
                 6.750%, 1/01/07 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,250   Puerto Rico Highway and Transportation Authority,                     7/10 at 101.00         AAA          1,433,275
                 Highway Revenue Bonds, Series 2000B, 5.875%, 7/01/21 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,000   Kent County Water Authority, Rhode Island, General Revenue            7/12 at 100.00         AAA          2,100,980
                 Bonds, Series 2002A, 5.000%, 7/15/23 - MBIA Insured

                Rhode Island Health and Educational Building Corporation,
                Revenue Refunding Bonds, Salve Regina University, Series 2002:
        1,260    5.250%, 3/15/17 - RAAI Insured                                       3/12 at 101.00          AA          1,354,891
        1,080    5.250%, 3/15/18 - RAAI Insured                                       3/12 at 101.00          AA          1,157,069


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 3.5% (2.4% OF TOTAL INVESTMENTS)

       22,855   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          5,681,296
                 Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 -
                 AMBAC Insured

        6,925   South Carolina, General Obligation Bonds, Series 1999A,              10/09 at 101.00         AAA          7,138,498
                 4.000%, 10/01/14

       21,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB         20,153,280
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.7% (1.1% OF TOTAL INVESTMENTS)

        2,260   Johnson City Health and Educational Facilities Board,                 1/09 at 101.00         AAA          2,452,484
                 Tennessee, Hospital Revenue Refunding and Improvement
                 Bonds, Johnson City Medical Center, Series 1998C,
                 5.125%, 7/01/25 - MBIA Insured

        1,700   Memphis-Shelby County Airport Authority, Tennessee,                   3/10 at 101.00         AAA          1,884,297
                 Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24
                 (Alternative Minimum Tax) - AMBAC Insured

        6,000   Metropolitan Government of Nashville and Davidson                    12/17 at 100.00         AAA          7,276,860
                 Counties, Tennessee, Revenue Refunding and Improvement
                 Bonds, Meharry Medical College, Series 1996,
                 6.000%, 12/01/19 - AMBAC Insured

        4,400   Tennessee Housing Development Agency, Homeownership                   7/10 at 101.00          AA          4,571,864
                 Program Bonds, Series 2000-1, 6.375%, 7/01/25 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 5.5% (3.7% OF TOTAL INVESTMENTS)

        3,740   Austin, Texas, Subordinate Lien Hotel Occupancy Tax                  11/09 at 100.00         AAA          4,206,602
                 Revenue Refunding Bonds, Series 1999, 5.625%, 11/15/17 -
                 AMBAC Insured

        3,975   Bell County Health Facilities Development Corporation,                2/10 at 101.00         AAA          4,532,971
                 Texas, Revenue Bonds, Scott and White Memorial Hospital
                 and Scott, Sherwood and Brindley Foundation, Series 2000A,
                 6.125%, 8/15/23 - MBIA Insured

        5,690   Dallas-Ft. Worth International Airport Facility Improvement          11/05 at 100.00         CCC          5,301,487
                 Corporation, Texas, Revenue Refunding Bonds, American
                 Airlines Inc., Series 2000B, 6.050%, 5/01/29 (Alternative
                 Minimum Tax) (Mandatory put 11/01/05)

          220   Ft. Worth Housing Finance Corporation, Texas, Home                    4/05 at 100.00         Aa2            220,724
                 Mortgage Revenue Refunding Bonds, Series 1991A,
                 8.500%, 10/01/11

        1,000   Fort Worth, Texas, Water and Sewerage Revenue Bonds,                  2/08 at 100.00          AA          1,074,430
                 Series 1998, 5.250%, 2/15/15

        1,000   Harlingen Independent School District, Cameron County,                8/09 at 100.00         AAA          1,096,350
                 Texas, Unlimited Tax School Building Bonds, Series 1999,
                 5.650%, 8/15/29

        1,625   Harris County Health Facilities Development Corporation,              7/09 at 101.00         AAA          1,706,998
                 Texas, Revenue Bonds, Christus Health, Series 1999A,
                 5.375%, 7/01/24 - MBIA Insured

          140   Hidalgo County Housing Finance Corporation, Texas,                    4/05 at 101.00         Aaa            140,976
                 GNMA/FNMA Collateralized Single Family Mortgage
                 Revenue Bonds, Series 1994A, 6.750%, 10/01/15 (Alternative
                 Minimum Tax)

        4,000   Houston Community College, Texas, Limited Tax General                 2/13 at 100.00         AAA          4,127,960
                 Obligation Bonds, Series 2003, 5.000%, 2/15/27 -
                 AMBAC Insured


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       3,885   Houston Independent School District, Public Facility                    No Opt. Call         AAA     $    1,963,401
                 Corporation, Harris County, Texas, Lease Revenue Bonds,
                 Cesar E. Chavez High School, Series 1998A,
                 0.000%, 9/15/19 - AMBAC Insured

        1,690   Webb County, Laredo, Texas, Combination Tax and Sewer                 2/08 at 100.00         AAA          1,712,359
                 System, Revenue Certificates of Obligation, Series 1998A,
                 4.500%, 2/15/18 - MBIA Insured

                Leander Independent School District, Williamson and Travis
                Counties, Texas, Unlimited Tax School Building and Refunding
                Bonds, Series 1998:
        4,930    0.000%, 8/15/20                                                       8/06 at 46.47         AAA          2,103,532
        3,705    0.000%, 8/15/22                                                       8/06 at 41.33         AAA          1,401,750

          540   Lubbock Housing Finance Corporation, Texas, GNMA                      6/07 at 102.00         AAA            546,626
                 Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Refunding Bonds, Series 1997A,
                 6.125%, 12/01/17

        3,480   Pearland, Texas, General Obligation Bonds, Series 2002,               3/12 at 100.00         AAA          3,580,085
                 5.000%, 3/01/27 - FGIC Insured

        6,290   San Antonio, Texas, Electric and Gas System Revenue                   2/09 at 100.00         AA+          6,349,063
                 Refunding Bonds, New Series 1998A, 4.500%, 2/01/21

        6,000   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA          6,201,420
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/26

        4,000   Tarrant Regional Water District, Texas, Water Revenue                 3/13 at 100.00         AAA          4,221,520
                 Refunding and Improvement Bonds, Series 1999,
                 5.000%, 3/01/22 - FSA Insured

        1,440   Texas, General Obligation Bonds, Water Financial Assistance,          8/09 at 100.00         AAA          1,560,557
                 State Participation Program, Series 1999C,
                 5.500%, 8/01/29 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 4.4% (3.0% OF TOTAL INVESTMENTS)

       10,000   Intermountain Power Agency, Utah, Power Supply Revenue                7/07 at 102.00         AAA         11,053,500
                 Refunding Bonds, Series 1997B, 5.750%, 7/01/19 -
                 MBIA Insured

                Utah County, Utah, Hospital Revenue Bonds, IHC Health
                Services Inc., Series 1997:
       12,500    5.250%, 8/15/21 - MBIA Insured                                       8/07 at 101.00         AAA         13,407,625
        3,900    5.250%, 8/15/26 - MBIA Insured                                       8/07 at 101.00         AAA          4,002,102

        4,165   Utah Housing Corporation, Single Family Mortgage Bonds,               1/12 at 100.00         AA-          4,372,250
                 Series 2002A-1, 5.300%, 7/01/18 (Alternative Minimum Tax)

           45   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/10 at 100.00          AA             45,056
                 Series 2000B, 6.250%, 7/01/22 (Alternative Minimum Tax)

        2,555   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/10 at 100.00         AA-          2,699,536
                 Series 2000D-1, 6.050%, 7/01/14 (Alternative Minimum Tax)

        2,910   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/10 at 100.00         Aa1          3,098,743
                 Series 2000E-1, Class III, 6.000%, 1/01/15
                 (Alternative Minimum Tax)

          685   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/10 at 100.00          AA            685,897
                 Series 2000E-1, Class II, 6.150%, 1/01/27
                 (Alternative Minimum Tax)

        1,065   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/11 at 100.00          AA          1,096,055
                 Series 2001A-2, 5.650%, 7/01/27 (Alternative Minimum Tax)

          900   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/11 at 100.00         Aa2            958,482
                 Series 2001B-1, 5.750%, 7/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.4% (0.3% OF TOTAL INVESTMENTS)

        3,510   Vermont Housing Finance Agency, Single Family Housing                11/04 at 102.00          A+          3,554,612
                 Bonds, Series 1994-5, 7.000%, 11/01/27 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGIN ISLANDS - 0.8% (0.5% OF TOTAL INVESTMENTS)

        2,500   Virgin Islands Public Finance Authority, Refinery Revenue             1/14 at 100.00        BBB-          2,689,250
                 Bonds, Hovensa LLC, Series 2003, 6.125%, 7/01/22
                 (Alternative Minimum Tax)

        4,700   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/14 at 100.00          AA          4,803,118
                 Loan Notes, Series 2003, 5.000%, 10/01/33 - RAAI Insured


                                       27


                        Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 4.2% (2.9% OF TOTAL INVESTMENTS)

$      12,235   Chelan County Public Utility District 1, Washington,                    No Opt. Call         AAA     $    4,005,250
                 Columbia River-Rock Island Hydro-Electric System Revenue
                 Refunding Bonds, Series 1997A, 0.000%, 6/01/26 -
                 MBIA Insured

        3,100   Cowlitz County Public Utilities District 1, Washington,               9/14 at 100.00         AAA          3,187,172
                 Electric Production Revenue Bonds, Series 2004,
                 5.000%, 9/01/28 - FGIC Insured

        5,000   Energy Northwest, Washington, Electric Revenue Refunding              7/13 at 100.00         Aaa          5,624,700
                 Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16

        1,815   Grant County Public Utility District 2, Washington, Revenue           1/06 at 102.00         AAA          1,914,226
                 Bonds, Master Lease Program, Wanapum Hydroelectric
                 Development, Series 1997A, 5.625%, 1/01/26 - MBIA Insured

        2,295   King County School District 414, Lake Washington,                    12/10 at 100.00      Aa1***          2,605,926
                 Washington, General Obligation Bonds, Series 2000,
                 5.375%, 12/01/16 (Pre-refunded to 12/01/10)

       12,000   Washington, Motor Vehicle Fuel Tax General Obligation                 1/11 at 100.00         Aa1         12,535,440
                 Bonds, Series 2001D, 5.250%, 1/01/26

        5,000   Washington State Housing Finance Commission,                          7/09 at 101.00          AA          5,440,350
                 Non-Profit Housing Revenue Bonds, Kline Galland Center,
                 Series 1999, 6.000%, 7/01/29 - RAAI Insured

        4,500   Washington State Healthcare Facilities Authority, Revenue            12/09 at 101.00         AAA          4,954,090
                 Bonds, Providence Services, Series 1999, 5.375%, 12/01/19 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.5% (0.4% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue               10/11 at 100.00         BBB          5,107,900
                 Bonds, Appalachian Power Company, Series 2003L,
                 5.500%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.1% (1.3% OF TOTAL INVESTMENTS)

       11,620   Wisconsin Health and Educational Facilities Authority,                2/10 at 101.00          AA         13,063,320
                 Revenue Bonds, Marshfield Clinic, Series 1999,
                 6.250%, 2/15/29 - RAAI Insured

        7,490   Wisconsin Health and Educational Facilities Authority,                7/08 at 103.00         N/R          6,837,242
                 Revenue Bonds, Millennium Housing Foundation Inc.,
                 Series 1998, 6.100%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
$   1,469,515   Total Long-Term Investments (cost $1,297,975,376) - 147.2%                                            1,399,487,231
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.6% (0.4% OF TOTAL INVESTMENTS)

        2,100   Chester County Industrial Development Authority,                                          VMIG-1          2,100,000
                 Pennsylvania, Secured Revenue Bonds, Variable Rate
                 Demand Obligations, Archdiocese of Philadelphia,
                 Series 2001, 1.750%, 7/01/31+

        2,300   Fulton County Residential Care Facilities Authority, Georgia,                               A-1+          2,300,000
                 Revenue Refunding Bonds, Lenbrook Square Foundation
                 Inc., Variable Rate Demand Obligations, Series 1996,
                 1.790%, 1/01/18+

        1,000   Palm Beach County Health Facilities Authority, Florida,                                   VMIG-1          1,000,000
                 Variable Revenue Bonds, Bethesda Healthcare System,
                 Series 2001, 1.740%, 12/01/31+
------------------------------------------------------------------------------------------------------------------------------------
$       5,400   Total Short-Term Investments (cost $5,400,000)                                                            5,400,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $1,303,375,376) - 147.8%                                                      1,404,887,231
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                     25,106,076
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.4)%                                                       (479,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  950,993,307
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                        Nuveen Municipal Advantage Fund, Inc. (NMA)
                        Portfolio of
                                INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.2% (2.1% OF TOTAL INVESTMENTS)

$      10,000   Jefferson County, Alabama, Sewer Revenue Capital                      2/09 at 101.00         AAA     $   11,219,600
                 Improvement Warrants, Series 1999A, 5.375%, 2/01/36
                 (Pre-refunded to 2/01/09) - FGIC Insured

        5,075   Lauderdale County and Florence Healthcare Authority,                  7/09 at 101.00         AAA          5,307,435
                 Alabama, Revenue Bonds, Coffee Health Group,
                 Series 1999A, 5.250%, 7/01/24 - MBIA Insured

        5,155   Phenix City Industrial Development Board, Alabama,                    5/12 at 100.00         BBB          5,419,194
                 Environmental Improvement Revenue Bonds,
                 MeadWestvaco Corporation, Series 2002A,
                 6.350%, 5/15/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.7% (0.5% OF TOTAL INVESTMENTS)

        5,000   Maricopa County Pollution Control Corporation, Arizona,               5/06 at 101.00         BBB          5,143,350
                 Remarketed Revenue Refunding Bonds, Public Service
                 Company of New Mexico, Series 1992A, 5.750%, 11/01/22


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 9.5% (6.4% OF TOTAL INVESTMENTS)

        2,500   Alameda Corridor Transportation Authority, California,               10/17 at 100.00         AAA          1,739,075
                 Subordinate Lien Revenue Bonds, Series 2004A,
                 0.000%, 10/01/25 - AMBAC Insured

        3,000   California Health Facilities Financing Authority, Health              3/13 at 100.00           A          3,008,940
                 Facility Revenue Bonds, Adventist Health System/West,
                 Series 2003A, 5.000%, 3/01/33

        3,300   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          3,567,135
                 Revenue Bonds, Series 2002A, 5.375%, 5/01/22

        7,500   California State Public Works Board, Lease Revenue Bonds,             4/14 at 100.00          A-          7,717,200
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.125%, 6/01/29

        7,535   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA         10,267,492
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1989, 7.750%, 5/01/22 (Alternative Minimum Tax)

        6,925   East Bay Municipal Utility District, Alameda and Contra               6/06 at 100.00         AAA          6,982,200
                 Costa Counties, California, Subordinated Water System
                 Revenue Refunding Bonds, Series 1996, 4.750%, 6/01/21 -
                 FGIC Insured

        2,500   Los Angeles County Metropolitan Transportation Authority,             7/05 at 100.00         AAA          2,554,775
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Bonds, Series 1995A, 5.000%, 7/01/25
                 (Pre-refunded to 7/01/05) - AMBAC Insured

                North Orange County Community College District, California,
                General Obligation Bonds, Series 2003B:
        7,735    0.000%, 8/01/25 - FGIC Insured                                         No Opt. Call         AAA          2,684,122
        4,000    0.000%, 8/01/26 - FGIC Insured                                         No Opt. Call         AAA          1,302,320

        5,000   Palmdale Community Redevelopment Agency, California,                    No Opt. Call         AAA          6,147,350
                 Residential Mortgage Revenue Refunding Bonds,
                 Series 1991B, 7.375%, 2/01/12

        5,000   Palmdale Community Redevelopment Agency, California,                    No Opt. Call         AAA          6,961,850
                 Single Family Restructured Mortgage Revenue Bonds,
                 Series 1986A, 8.000%, 3/01/16 (Alternative Minimum Tax)

        9,315   Perris, California, GNMA Mortgage-Backed Securities                     No Opt. Call         AAA         12,837,002
                 Program, Single Family Mortgage Revenue Bonds,
                 Series 1989A, 7.600%, 1/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 3.5% (2.3% OF TOTAL INVESTMENTS)

        8,350   Colorado Health Facilities Authority, Remarketed Revenue              7/06 at 102.00         AAA          8,949,029
                 Bonds, Kaiser Permanente, Series 1994A, 5.350%, 11/01/16

        2,650   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA          1,595,857
                 Bonds, Series 1997B, 0.000%, 9/01/16 - MBIA Insured

        1,000   E-470 Public Highway Authority, Colorado, Senior Revenue              9/10 at 102.00         AAA          1,123,480
                 Bonds, Series 2000A, 5.750%, 9/01/35 - MBIA Insured

        4,125   Municipal Subdistrict Northern Colorado Water District,              12/07 at 101.00         AAA          4,506,686
                 Revenue Bonds, Series 1997G, 5.250%, 12/01/15 -
                 AMBAC Insured


                                       29


                        Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

                Platte River Power Authority, Colorado, Power Revenue
                Refunding Bonds, Series 2002EE:
$       2,000    5.375%, 6/01/17                                                      6/12 at 100.00         AA-     $    2,252,220
        5,000    5.375%, 6/01/18                                                      6/12 at 100.00         AA-          5,621,700


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        2,500   District of Columbia Housing Finance Agency, GNMA                    12/04 at 103.00         AAA          2,577,525
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1988F-1, 6.375%, 6/01/26 (Alternative Minimum Tax)

        2,815   District of Columbia Housing Finance Agency, GNMA/FNMA                6/07 at 102.00         AAA          2,860,631
                 Single Family Mortgage Revenue Bonds, Series 1997B,
                 5.900%, 12/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.2% (1.4% OF TOTAL INVESTMENTS)

        2,770   Florida Housing Finance Corporation, Housing Revenue                 12/10 at 100.00         AAA          2,902,046
                 Bonds, Stratford Point Apartments, Series 2000O-1,
                 5.850%, 12/01/31 (Alternative Minimum Tax) - FSA Insured

        1,075   Orange County, Florida, Tourist Development Tax Revenue              10/09 at 100.00         AAA          1,185,155
                 Bonds, Series 2000, 5.250%, 10/01/16 - AMBAC Insured

        9,990   Tampa, Florida, Healthcare System Revenue Bonds,                     12/04 at 101.00         AAA         10,842,047
                 Allegany Health System - St. Mary's Hospital, Series 1993,
                 5.125%, 12/01/23 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.7% (0.5% OF TOTAL INVESTMENTS)

        2,290   Hawaii Housing Finance and Development Corporation,                   7/07 at 102.00         AAA          2,316,404
                 Single Family Mortgage Purchase Revenue Bonds,
                 Series 1997A, 5.750%, 7/01/30 (Alternative Minimum Tax)

        2,215   Hawaii Housing and Community Development Corporation,                 7/10 at 102.00         AAA          2,342,806
                 GNMA Collateralized Multifamily Housing Revenue Bonds,
                 Sunset Villas, Series 2000, 5.700%, 7/20/31


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.3% (9.5% OF TOTAL INVESTMENTS)

        5,865   Chicago, Illinois, General Obligation Bonds, Neighborhoods            7/10 at 101.00         AAA          7,026,857
                 Alive 21 Program, Series 2000A, 6.500%, 1/01/35
                 (Pre-refunded to 7/01/10) - FGIC Insured

        4,000   Chicago Board of Education, Illinois, Unlimited Tax General          12/07 at 102.00         AAA          4,503,040
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997,
                 5.750%, 12/01/20 (Pre-refunded to 12/01/07) -
                 AMBAC Insured

       12,500   Chicago Board of Education, Illinois, Unlimited Tax General          12/07 at 102.00         AAA         13,094,125
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A,
                 5.250%, 12/01/27 - AMBAC Insured

        5,000   Chicago, Illinois, Special Facility Revenue Bonds, O'Hare               No Opt. Call         N/R          1,800,000
                 International Airport, United Air Lines Inc. Project,
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13) #

        5,000   Chicago, Illinois, Second Lien Passenger Facility Charge              1/11 at 101.00         AAA          5,173,900
                 Revenue Bonds, O'Hare International Airport, Series 2001A,
                 5.375%, 1/01/32 (Alternative Minimum Tax) - AMBAC Insured

        5,000   Chicago, Illinois, Second Lien Wastewater Transmission                1/08 at 102.00         AAA          5,553,850
                 Revenue Bonds, Series 1997, 5.250%, 1/01/28 (Pre-refunded
                 to 1/01/08) - AMBAC Insured

       10,115   Illinois Health Facilities Authority, Revenue Refunding Bonds,       11/06 at 102.00         AAA         11,125,691
                 Rush-Presbyterian-St. Luke's Medical Center Obligated Group,
                 Series 1996A, 6.250%, 11/15/20 - MBIA Insured

        6,165   Illinois Health Facilities Authority, Revenue Bonds, Sarah            2/07 at 102.00           A          6,373,685
                 Bush Lincoln Health Center, Series 1996B, 5.750%, 2/15/22

        3,935   Illinois Health Facilities Authority, Revenue Bonds, Victory          8/07 at 101.00        Baa2          3,830,172
                 Health Services, Series 1997A, 5.375%, 8/15/16

        6,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2          6,160,320
                 Medical Center, Series 2002, 5.750%, 5/15/22

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 1999A:
       13,455    5.500%, 12/15/24 - FGIC Insured                                     12/09 at 101.00         AAA         14,895,627
       10,000    5.250%, 12/15/28 - FGIC Insured                                     12/09 at 101.00         AAA         10,515,700

        4,600   Regional Transportation Authority, Cook, DuPage, Kane, Lake,            No Opt. Call         AAA          6,133,364
                 McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1990A, 7.200%, 11/01/20 - AMBAC Insured

        1,940   University of Illinois, Auxiliary Facilities Systems Revenue          4/13 at 100.00         AAA          2,037,136
                 Bonds, Series 2003A, 5.000%, 4/01/23 - AMBAC Insured


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.6% (3.1% OF TOTAL INVESTMENTS)

$       7,425   Ft. Wayne International Airport Building Corporation,                 1/05 at 100.00         Aa3     $    7,443,414
                 Indiana, General Obligation Airport Bonds, Series 1994,
                 5.900%, 1/01/14 (Alternative Minimum Tax)

        5,205   Indiana Health Facility Financing Authority, Hospital                 8/10 at 101.50         AAA          5,565,863
                 Revenue Bonds, Clarian Health Obligated Group,
                 Series 2000A, 5.500%, 2/15/30 - MBIA Insured

        9,000   Indiana Health Facility Financing Authority, Hospital Revenue         5/06 at 102.00         AAA          9,621,630
                 Refunding and Improvement Bonds, Community Hospitals
                 of Indiana, Series 1995, 5.700%, 5/15/22 - MBIA Insured

        6,075   LaGrange County Jail Building Corporation, Indiana, First            10/09 at 101.00          A3          6,403,536
                 Mortgage Jail Bonds, Series 1998, 5.400%, 10/01/21

        2,725   St. Joseph County Hospital Authority, Indiana, Revenue                2/09 at 102.00         BBB          2,823,618
                 Bonds, Madison Center Inc., Series 1999, 5.450%, 2/15/12


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,135   Iowa Finance Authority, GNMA/FNMA Mortgage-Backed                     1/05 at 102.00         AAA          1,160,685
                 Securities Program Single Family Mortgage  Bonds,
                 Series 1995C, 6.450%, 1/01/24

        3,500   Marshalltown, Iowa, Pollution Control Revenue Refunding              11/04 at 101.00         AAA          3,544,170
                 Bonds, Iowa Electric Light and Power Company Project,
                 Series 1993, 5.500%, 11/01/23 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.8% (1.2% OF TOTAL INVESTMENTS)

        5,000   Burlington, Kansas, Environmental Improvement Revenue                   No Opt. Call          A3          5,241,950
                 Bonds, Kansas City Power and Light Company Project,
                 Series 1998A, 4.750%, 9/01/15 (Mandatory put 10/01/07)

        4,935   Kansas Department of Transportation, Highway Revenue                  3/14 at 100.00         AA+          5,262,684
                 Bonds, Series 2004A, 5.000%, 3/01/22

        1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas               6/14 at 100.00         AAA          1,860,373
                 Gas and Electric Company, Series 2004, 5.300%, 6/01/31 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.6% (1.1% OF TOTAL INVESTMENTS)

        5,500   Louisville and Jefferson County Metropolitan Sewer                    5/07 at 101.00         AAA          5,802,170
                 District, Kentucky, Sewer and Drainage System Revenue
                 Bonds, Series 1997A, 5.250%, 5/15/27 - MBIA Insured

        4,950   Louisville and Jefferson County Metropolitan Sewer District,         11/07 at 101.00         AAA          5,120,230
                 Kentucky, Sewer and Drainage System Revenue Bonds,
                 Series 1997B, 5.200%, 5/15/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 6.3% (4.2% OF TOTAL INVESTMENTS)

       13,500   De Soto Parish, Louisiana, Pollution Control Revenue                  9/09 at 102.00         AAA         15,251,355
                 Refunding Bonds, Cleco Utility Group Inc. Project,
                 Series 1999, 5.875%, 9/01/29 - AMBAC Insured

       10,000   Louisiana Public Facilities Authority, Extended Care                    No Opt. Call         BBB         12,803,200
                 Facilities Revenue Bonds, Comm-Care Corporation Project,
                 Series 1994, 11.000%, 2/01/14

                Tobacco Settlement Financing Corporation, Louisiana,
                Tobacco Settlement Asset-Backed Bonds, Series 2001B:
        6,000    5.500%, 5/15/30                                                      5/11 at 101.00         BBB          5,362,800
       11,750    5.875%, 5/15/39                                                      5/11 at 101.00         BBB         10,219,680


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.2% (0.8% OF TOTAL INVESTMENTS)

        1,750   Massachusetts Health and Educational Facilities Authority,            1/09 at 101.00         AAA          1,787,328
                 Revenue Bonds, UMass Memorial Healthcare, Series 1998A,
                 5.000%, 7/01/28 - AMBAC Insured

        5,870   Massachusetts Housing Finance Agency, Single Family                  12/09 at 100.00         AAA          5,987,107
                 Housing Revenue Bonds, Series 77, 5.950%, 6/01/25
                 (Alternative Minimum Tax) - FSA Insured

          515   Massachusetts Housing Finance Agency, Single Family                  12/09 at 100.00         AAA            539,282
                 Housing Revenue Bonds, Series 79, 5.950%, 12/01/27
                 (Alternative Minimum Tax) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.4% (0.9% OF TOTAL INVESTMENTS)

        3,275   Michigan State Hospital Finance Authority, Revenue                    2/05 at 101.00         Ba3          3,089,799
                 Refunding Bonds, Detroit Medical Center Obligated Group,
                 Series 1993A, 6.500%, 8/15/18

                Michigan State Hospital Finance Authority, Hospital Revenue
                Bonds, Detroit Medical Center Obligated Group, Series 1998A:
        4,995    5.250%, 8/15/23                                                      8/08 at 101.00         Ba3          3,999,646
        3,000    5.250%, 8/15/28                                                      8/08 at 101.00         Ba3          2,338,140


                                       31


                        Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.1% (1.4% OF TOTAL INVESTMENTS)

$       5,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA     $    5,274,200
                 Minnesota, Subordinate Airport Revenue Bonds,
                 Series 2001C, 5.250%, 1/01/32 - FGIC Insured

        5,890   Minnesota Housing Finance Agency, Single Family Mortgage              7/09 at 100.00         AA+          5,896,715
                 Revenue Bonds, Series 2000C, 5.550%, 7/01/24 (Alternative
                 Minimum Tax)

        3,040   Minnesota Housing Finance Agency, Single Family Mortgage              1/10 at 100.00         AA+          3,159,259
                 Revenue Bonds, Series 2000J, 5.400%, 1/01/23 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.7% (0.5% OF TOTAL INVESTMENTS)

        2,085   Coahoma-Clarksdale Housing Development Corporation,                   2/05 at 100.00         AAA          2,089,233
                 Mississippi, FHA-Insured Section 8 Assisted Multifamily
                 Mortgage Revenue Refunding Bonds, Gooden Estates
                 and McLaurin Arms, Series 1990A, 8.000%, 8/01/24

        2,595   Coahoma-Clarksdale Housing Development Corporation,                   2/05 at 100.00         AAA          2,600,268
                 Mississippi, FHA-Insured Section 8 Assisted Multifamily
                 Mortgage Revenue Refunding Bonds, Gooden Estates and
                 McLaurin Arms, Series 1990B, 8.000%, 8/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,500   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          1,546,545
                 Agency, Mass Transit Sales Tax Appropriation Bonds,
                 Metrolink Cross County Extension Project, Series 2002B,
                 5.000%, 10/01/32 - FSA Insured

          430   Missouri Housing Development Commission, Single                       9/09 at 102.00         AAA            445,712
                 Family Mortgage Revenue Bonds, Homeownership
                 Loan Program, Series 2000A-1, 7.500%, 3/01/31
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 1.9% (1.3% OF TOTAL INVESTMENTS)

        6,025   Montana Board of Housing, Single Family Program Bonds,               12/05 at 102.00         AA+          6,218,282
                 Series 1995B, 6.400%, 12/01/27 (Alternative Minimum Tax)

        6,920   Montana Board of Housing, Single Family Mortgage Bonds,               6/07 at 101.50         AA+          7,208,010
                 Series 1997A, 6.050%, 12/01/37


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 3.8% (2.6% OF TOTAL INVESTMENTS)

        7,310   Clark County, Nevada, Limited Tax General Obligation Bank             7/10 at 100.00          AA          8,161,396
                 Bonds, Series 2000, 5.500%, 7/01/19

        7,500   Clark County, Nevada, Subordinate Lien Airport Revenue                7/10 at 101.00         AAA          8,782,050
                 Bonds, Series 1999A, 6.000%, 7/01/29 (Pre-refunded to
                 7/01/10) - MBIA Insured

        7,910   Director of Nevada State Department of Business and                   1/10 at 100.00         AAA          8,205,359
                 Industry, Revenue Bonds, Las Vegas Monorail Project,
                 First Tier, Series 2000, 5.375%, 1/01/40 - AMBAC Insured

        1,085   Nevada Housing Division, Single Family Mortgage Bonds,                4/07 at 102.00         Aaa          1,112,342
                 Senior Series 1997C-2, 5.750%, 4/01/29
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.6% (0.4% OF TOTAL INVESTMENTS)

        2,480   New Hampshire Business Finance Authority, Water Facility             12/04 at 102.00         AAA          2,538,454
                 Revenue Bonds, Pennichuck Water Works Inc.,
                 Series 1994A, 6.350%, 12/01/19 - AMBAC Insured

        1,320   New Hampshire Business Finance Authority, Revenue Bonds,             12/04 at 102.00         AAA          1,351,244
                 Pennichuck Water Works Inc., Series 1994B,
                 6.450%, 12/01/16 (Alternative Minimum Tax) -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 3.3% (2.2% OF TOTAL INVESTMENTS)

        3,000   New Jersey Turnpike Authority, Revenue Bonds,                           No Opt. Call           A          3,450,030
                 Series 1991C, 6.500%, 1/01/09

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
       15,735    5.750%, 6/01/32                                                      6/12 at 100.00         BBB         14,637,484
        5,000    6.125%, 6/01/42                                                      6/12 at 100.00         BBB          4,442,600


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 1.1% (0.7% OF TOTAL INVESTMENTS)

        7,500   Farmington, New Mexico, Pollution Control Revenue                     4/06 at 101.00         BBB          7,584,075
                 Refunding Bonds, Public Service Company of New Mexico -
                 San Juan Project, Series 1997B, 5.800%, 4/01/22


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 15.0% (10.1% OF TOTAL INVESTMENTS)

$       7,000   Metropolitan Transportation Authority, New York, State                7/12 at 100.00         AA-     $    7,209,790
                 Service Contract Refunding Bonds, Series 2002A,
                 5.125%, 1/01/29

                Nassau County, New York, General Obligation Improvement
                Bonds, Series 2000F:
        3,980    7.000%, 3/01/11 (Pre-refunded to 3/01/10) - FSA Insured              3/10 at 100.00         AAA          4,765,214
        4,070    7.000%, 3/01/12 (Pre-refunded to 3/01/10) - FSA Insured              3/10 at 100.00         AAA          4,872,970
        3,925    7.000%, 3/01/15 (Pre-refunded to 3/01/10) - FSA Insured              3/10 at 100.00         AAA          4,699,363

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1997G:
        2,750    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                         10/07 at 101.00         Aaa          3,088,690
        7,250    6.000%, 10/15/26                                                    10/07 at 101.00           A          7,940,708

        7,435   New York City, New York, General Obligation Bonds,                    5/10 at 101.00           A          8,327,869
                 Fiscal Series 2000E, 5.750%, 5/15/20

        9,850   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AAA         10,942,759
                 Water and Sewerage System  Revenue Bonds, Fiscal
                 Series 2000A, 5.750%, 6/15/31 - FGIC Insured

        5,000   New York City Municipal Water Finance Authority, New York,            6/07 at 101.00         AAA          5,412,850
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 1997B, 5.750%, 6/15/29 - FGIC Insured

       10,000   New York City Transitional Finance Authority, New York,               5/10 at 101.00      AA+***         11,735,300
                 Future Tax Secured Bonds, Fiscal Series 2000B,
                 6.000%, 11/15/29 (Pre-refunded to 5/15/10)

        4,975   New York City Industrial Development Agency, New York,               12/08 at 102.00         Ba2          3,666,277
                 Special Facilities Revenue Bonds, British Airways PLC,
                 Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)

        3,000   New York City Industrial Development Agency, New York,               12/12 at 101.00         Ba2          2,991,750
                 Special Facilities Revenue Bonds, British Airways PLC,
                 Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)

        3,655   Dormitory Authority of the State of New York, Revenue                 5/08 at 101.00      AA-***          4,054,053
                 Bonds, State University Educational Facilities, Series 1997,
                 5.125%, 5/15/27 (Pre-refunded to 5/15/08)

                Dormitory Authority of the State of New York, Revenue Bonds,
                Mental Health Services Facilities Improvements, Series 1997B:
        2,965    5.625%, 2/15/21 (Pre-refunded to 2/15/07)                            2/07 at 102.00      AA-***          3,264,613
        4,395    5.625%, 2/15/21                                                      2/07 at 102.00         AA-          4,738,118

        9,495   New York State Mortgage Agency, Homeowner Mortgage                    4/10 at 100.00         Aa1         10,116,068
                 Revenue Bonds, Series 94, 5.800%, 10/01/20
                 (Alternative Minimum Tax)

        5,000   New York State Urban Development Corporation,                         1/09 at 101.00         AAA          5,745,950
                 Correctional Facilities Service Contract Revenue Bonds,
                 Series 1999C, 6.000%, 1/01/29 (Pre-refunded to
                 1/01/09) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.5% (2.4% OF TOTAL INVESTMENTS)

        8,450   North Carolina Housing Finance Agency, Home Ownership                 7/09 at 100.00          AA          8,857,713
                 Revenue Bonds, 1998 Trust Agreement, Series 7A,
                 6.250%, 1/01/29 (Alternative Minimum Tax)

        7,755   North Carolina Housing Finance Agency, Home Ownership                 1/10 at 100.00          AA          8,060,392
                 Revenue Bonds, 1998 Trust Agreement, Series 8A,
                 5.950%, 1/01/27 (Alternative Minimum Tax)

        5,945   North Carolina Housing Finance Agency, Home Ownership                 1/10 at 100.00          AA          6,194,155
                 Revenue Bonds, 1998 Trust Agreement, Series 9A,
                 5.875%, 7/01/31 (Alternative Minimum Tax)

        1,320   North Carolina Housing Finance Agency, Home Ownership                 7/10 at 100.00         AAA          1,351,390
                 Revenue Bonds, 1998 Trust Agreement, Series 10A,
                 5.400%, 7/01/32 (Alternative Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.5% (0.4% OF TOTAL INVESTMENTS)

        3,490   North Dakota Housing Finance Agency, Home Mortgage                    7/08 at 102.00         Aaa          3,586,254
                 Finance Program Bonds, Series 1998B, 5.500%, 7/01/29
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 5.9% (4.0% OF TOTAL INVESTMENTS)

        5,000   Akron, Bath and Copley Joint Township Hospital District,             11/09 at 101.00        Baa1          5,043,450
                 Ohio, Hospital Facilities Revenue Bonds, Summa Health
                 System Project, Series 1998A, 5.375%, 11/15/18

        6,000   Cuyahoga County, Ohio, Hospital Revenue Bonds, University             7/09 at 101.00         AAA          6,441,180
                 Hospitals Health System, Series 1999, 5.500%, 1/15/30 -
                 AMBAC Insured

                Montgomery County, Ohio, Hospital Facilities Revenue Bonds,
                Kettering Medical Center, Series 1999:
        7,840    6.750%, 4/01/18                                                      4/10 at 101.00          A3          8,715,650
        5,000    6.750%, 4/01/22                                                      4/10 at 101.00          A3          5,487,750


                                       33


                        Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO (continued)

$       2,355   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa     $    2,358,132
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000D, 5.450%, 9/01/31 (Alternative Minimum Tax)

        2,650   Ohio, General Obligation Bonds, Higher Education,                     5/13 at 100.00         AA+          2,816,871
                 Series 2003A, 5.000%, 5/01/22

       10,000   Ohio Air Quality Development Authority, Pollution Control            12/04 at 100.00        Baa2         10,029,100
                 Revenue Refunding Bonds, Ohio Edison Company Project,
                 Series 1999C, 5.800%, 6/01/16 (Mandatory put 12/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.1% (1.4% OF TOTAL INVESTMENTS)

        5,000   Oklahoma State Industries Authority, Health System Revenue            8/09 at 101.00         AAA          5,518,550
                 Refunding Bonds, Baptist Medical Center, Series 1999A,
                 5.750%, 8/15/29 - MBIA Insured

       10,000   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding           12/08 at 100.00          B-          9,257,400
                 Bonds, American Airlines Inc., Series 2001B,
                 5.650%, 12/01/35 (Alternative Minimum Tax)
                 (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.9% (1.8% OF TOTAL INVESTMENTS)

        2,460   Carbon County Industrial Development Authority,                         No Opt. Call        BBB-          2,669,617
                 Pennsylvania, Resource Recovery Revenue Refunding
                 Bonds, Panther Creek Partners Project, Series 2000,
                 6.650%, 5/01/10 (Alternative Minimum Tax)

        2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/14 at 100.00         AAA          2,838,628
                 Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

        2,500   Philadelphia School District, Pennsylvania, General Obligation        2/12 at 100.00         AAA          2,877,925
                 Bonds, Series 2002A, 5.500%, 2/01/31 (Pre-refunded to
                 2/01/12) - FSA Insured

        4,195   Venango Housing Corporation, Pennsylvania, FHA-Insured                2/05 at 100.00         AAA          4,218,240
                 Multifamily Mortgage Revenue Bonds, Evergreen Arbors
                 Project, Series 1990A, 8.000%, 2/01/24

        6,750   Washington County Authority, Pennsylvania, Capital Funding              No Opt. Call         AAA          7,082,843
                 Revenue Bonds, Capital Projects and Equipment Acquisition
                 Program, Series 1999, 6.150%, 12/01/29 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.7% (0.4% OF TOTAL INVESTMENTS)

        4,000   Puerto Rico, General Obligation Bonds, Series 2000B,                  7/10 at 100.00         AAA          4,538,160
                 5.625%, 7/01/19 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.9% (1.3% OF TOTAL INVESTMENTS)

       12,250   Rhode Island Health and Educational Building Corporation,             5/07 at 102.00         AAA         13,365,975
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group,
                 Series 1996, 5.500%, 5/15/16 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 4.4% (2.9% OF TOTAL INVESTMENTS)

       10,000   Greenville County School District, South Carolina, Installment       12/12 at 101.00         AA-         11,353,600
                 Purchase Revenue Bonds, Series 2002, 6.000%, 12/01/20

        2,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00           A          2,637,775
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 5.750%, 11/01/28

        3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation           6/14 at 100.00         AAA          3,063,840
                 Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 -
                 FGIC Insured

                South Carolina Public Service Authority, Revenue Refunding
                Bonds, Santee Cooper Electric System, Series 2003A:
        3,560    5.000%, 1/01/20 - AMBAC Insured                                      7/13 at 100.00         AAA          3,819,880
        2,125    5.000%, 1/01/21 - AMBAC Insured                                      7/13 at 100.00         AAA          2,267,269

        7,500   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          7,115,400
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 5.1% (3.5% OF TOTAL INVESTMENTS)

        6,000   Knox County Health, Educational and Housing Facilities                4/12 at 101.00        Baa3          6,093,240
                 Board, Tennessee, Hospital Revenue Bonds, Baptist Health
                 System of East Tennessee Inc., Series 2002, 6.500%, 4/15/31

       20,415   Knox County Health, Educational and Housing Facilities Board,          1/13 at 75.87         AAA         10,672,145
                 Tennessee, Hospital Revenue Refunding Bonds, Covenant
                 Health, Series 2002A, 0.000%, 1/01/18 - FSA Insured

        1,750   Metropolitan Government of Nashville and Davidson County,             5/11 at 100.00          AA          1,818,198
                 Tennessee, Electric System Revenue Bonds,
                 Series 2001A, 5.125%, 5/15/26

       14,385   Metropolitan Government Nashville-Davidson County Health             11/09 at 101.00         AAA         16,613,956
                 and Educational Facilities Board, Tennessee, Revenue
                 Bonds, Ascension Health Credit Group, Series 1999A,
                 5.875%, 11/15/28 (Pre-refunded to 11/15/09) -
                 AMBAC Insured


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 16.3% (11.0% OF TOTAL INVESTMENTS)

$      11,810   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call         BBB     $   12,814,086
                 Refunding Bonds, TXU Electric Company Project,
                 Series 2001C, 5.750%, 5/01/36 (Alternative Minimum
                 Tax) (Mandatory put 11/01/11)

        6,000   Brazos River Authority, Texas, Revenue Refunding Bonds,                 No Opt. Call         AAA          6,585,960
                 Houston Lighting and Power Company, Series 1998,
                 5.050%, 11/01/18 (Alternative Minimum Tax) -
                 AMBAC Insured

        8,400   Gulf Coast Waste Disposal Authority, Texas, Waste                     4/09 at 101.00         BBB          8,498,532
                 Disposal Revenue Bonds, Valero Energy Corporation,
                 Series 1999, 5.700%, 4/01/32 (Alternative Minimum Tax)

       10,000   Harris County Health Facilities Development Corporation,              5/06 at 102.00         AAA         10,745,500
                 Texas, Special Facilities Revenue Bonds, Texas Medical
                 Center Project, Series 1996, 5.900%, 5/15/16 - MBIA Insured

        5,000   Harris County Health Facilities Development Corporation,             11/13 at 100.00         AAA          5,098,300
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2003, 5.000%, 11/15/30 - MBIA Insured

       12,500   Houston, Texas, Subordinate Lien Airport System Revenue               7/10 at 100.00         AAA         13,543,875
                 Bonds, Series 2000B, 5.500%, 7/01/30 - FSA Insured

        5,000   Houston Community College, Texas, Limited Tax General                 2/13 at 100.00         AAA          5,141,150
                 Obligation Bonds, Series 2003, 5.000%, 2/15/28 -
                 AMBAC Insured

                Houston, Texas, Water Conveyance System Contract,
                Certificates of Participation, Series 1993A-J:
        5,490    6.800%, 12/15/10 - AMBAC Insured                                       No Opt. Call         AAA          6,594,094
        2,000    6.800%, 12/15/11 - AMBAC Insured                                       No Opt. Call         AAA          2,432,620

       16,305   Matagorda County Navigation District 1, Texas, Revenue                5/09 at 101.00        BBB-         16,400,873
                 Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30
                 (Alternative Minimum Tax)

        3,425   Sabine River Authority, Texas, Pollution Control Revenue                No Opt. Call         BBB          3,699,274
                 Refunding Bonds, TXU Electric Company, Series 2001A,
                 5.500%, 5/01/22 (Mandatory put 11/01/11)

        4,700   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00        Baa2          5,066,224
                 System Revenue Refunding Bonds, Series 2002A,
                 6.000%, 10/01/21

        4,000   Texas, General Obligation Bonds, Water Financial                      8/09 at 100.00         Aa1          4,338,520
                 Assistance, State Participation Program, Series 1999C,
                 5.500%, 8/01/35

        6,840   Travis County Health Facilities Development Corporation,             11/09 at 101.00         AAA          7,889,393
                 Texas, Revenue Bonds, Ascension Health Credit Group,
                 Series 1999A, 5.875%, 11/15/24 (Pre-refunded
                 to 11/15/09) - AMBAC Insured

        2,500   Trinity River Authority of Texas, Pollution Control Revenue             No Opt. Call        Baa2          2,582,300
                 Refunding Bonds, TXU Electric Company, Series 2001A,
                 5.000%, 5/01/27 (Alternative Minimum Tax) (Mandatory
                 put 11/01/06)

          245   Wood Glen Housing Finance Corporation, Texas, FHA-Insured             1/05 at 100.00         AAA            245,938
                 Section 8 Assisted Mortgage Revenue Bonds, Copperwood I
                 Project, Series 1990A, 7.625%, 1/01/10 - MBIA Insured

                Wood Glen Housing Finance Corporation, Texas, FHA-Insured
                Section 8 Assisted Mortgage Revenue Refunding Bonds, Copperwood
                II Project, Series 1990C:
           75    7.625%, 1/01/10 - MBIA Insured                                       1/05 at 100.00         AAA             75,218
        1,250    7.650%, 7/01/23 - MBIA Insured                                       1/05 at 100.00         AAA          1,258,963


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.4% (0.2% OF TOTAL INVESTMENTS)

        2,200   Intermountain Power Agency, Utah, Power Supply Revenue                7/07 at 102.00         AAA          2,431,770
                 Refunding Bonds, Series 1997B, 5.750%, 7/01/19 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.0% (0.7% OF TOTAL INVESTMENTS)

        6,380   Capital Region Airport Authority, Richmond, Virginia, Airport         7/05 at 102.00         AAA          6,647,450
                 Revenue Bonds, International Airport Projects, Series 1995A,
                 5.625%, 7/01/20 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 14.4% (9.6% OF TOTAL INVESTMENTS)

        8,810   Chelan County Public Utility District 1, Washington, Hydro            7/11 at 101.00         AAA          9,345,472
                 Consolidated System Revenue Bonds, Series 2001A,
                 5.600%, 1/01/36 (Alternative Minimum Tax) - MBIA Insured

       10,730   Chelan County Public Utility District 1, Washington, Hydro            7/11 at 101.00         AAA         11,459,640
                 Consolidated System Revenue Refunding Bonds,
                 Series 2001C, 5.650%, 7/01/32 (Alternative Minimum Tax) -
                 MBIA Insured

        5,665   Chelan County Public Utility District 1, Washington, Hydro            7/12 at 100.00         AAA          5,819,655
                 Consolidated System Revenue Bonds, Series 2002B,
                 5.250%, 7/01/37 (Alternative Minimum Tax) - AMBAC Insured

       10,730   Pierce County School District 320, Sumner, Washington,               12/10 at 100.00         Aaa         12,601,741
                 Unlimited Tax General Obligation Bonds, Series 2000,
                 6.250%, 12/01/17 - FSA Insured


                                       35


                        Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$      10,550   Port of Seattle, Washington, Limited Tax General Obligation          12/10 at 100.00         AA+     $   11,443,691
                 Bonds, Series 2000B, 5.750%, 12/01/25 (Alternative
                 Minimum Tax)

        5,315   Port of Seattle, Washington, Revenue Bonds, Series 2000B,               No Opt. Call         AAA          5,997,287
                 6.000%, 2/01/10 (Alternative Minimum Tax) - MBIA Insured

       19,295   Port of Seattle, Washington, Special Facility Revenue Bonds,          3/10 at 101.00         AAA         21,895,773
                 Terminal 18, Series 1999A, 6.000%, 9/01/29 - MBIA Insured

        5,000   Port of Seattle, Washington, Special Facility Revenue Bonds,          3/10 at 101.00         AAA          5,584,850
                 Terminal 18, Series 1999B, 6.000%, 9/01/20 (Alternative
                 Minimum Tax) - MBIA Insured

        5,000   Washington State Healthcare Facilities Authority, Revenue            12/09 at 101.00         AAA          5,504,550
                 Bonds, Providence Services, Series 1999,
                 5.375%, 12/01/19 - MBIA Insured

        8,750   Washington Public Power Supply System, Revenue Refunding              7/08 at 102.00         Aaa          9,250,937
                 Bonds, Nuclear Project 3, Series 1998A, 5.125%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.7% (0.5% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue               10/11 at 100.00         BBB          5,107,900
                 Bonds, Appalachian Power Company, Series 2003L,
                 5.500%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 7.8% (5.2% OF TOTAL INVESTMENTS)

        7,515   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00         BBB          7,299,921
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        2,250   Green Bay, Wisconsin, Water System Revenue Bonds,                    11/14 at 100.00         Aaa          2,322,425
                 Series 2004, 5.000%, 11/01/29 - FSA Insured

        5,000   Madison, Wisconsin, Industrial Development Revenue                    4/12 at 100.00         AA-          5,372,100
                 Refunding Bonds, Madison Gas and Electric Company
                 Projects, Series 2002A, 5.875%, 10/01/34 (Alternative
                 Minimum Tax)

        3,000   Southeast Wisconsin Professional Baseball Park District,                No Opt. Call         AAA          3,527,490
                 Sales Tax Revenue Refunding Bonds, Series 1998A,
                 5.500%, 12/15/19 - MBIA Insured

        2,935   Wisconsin Housing and Economic Development Authority,                 3/10 at 100.00          AA          3,030,001
                 Home Ownership Revenue Bonds, Series 2000B,
                 5.750%, 3/01/22 (Alternative Minimum Tax)

                Wisconsin Health and Educational Facilities Authority,
                Revenue Bonds, Aurora Medical Group Inc., Series 1996:
       10,000    5.600%, 11/15/16 - FSA Insured                                       5/06 at 102.00         AAA         10,695,100
       20,000    5.750%, 11/15/25 - FSA Insured                                       5/06 at 102.00         AAA         21,176,000
------------------------------------------------------------------------------------------------------------------------------------
$     981,280   Total Long-Term Investments (cost $948,216,119) - 148.9%                                              1,025,951,604
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.5% (0.3% OF TOTAL INVESTMENTS)

        3,510   Montgomery County Public Building Authority, Tennessee,                                   VMIG-1          3,510,000
                 Tennessee County Loan Pool Program Bonds, Variable Rate
                 Demand Obligations, Series 2002, 1.750%, 4/01/32+
------------------------------------------------------------------------------------------------------------------------------------
$       3,510   Total Short-Term Investments (cost $3,510,000)                                                            3,510,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $951,726,119) - 149.4%                                                        1,029,461,604
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                     17,728,778
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.9)%                                                       (358,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  689,190,382
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
                            Portfolio of
                                    INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.5% (0.4% OF TOTAL INVESTMENTS)

$       3,000   Arizona State Transportation Board, Highway Revenue                   7/11 at 100.00         AAA     $    3,297,300
                 Bonds, Series 2001, 5.250%, 7/01/20

          400   Pima County Industrial Development Authority, Arizona,                5/07 at 105.85         AAA            400,868
                 FNMA/GNMA Single Family Mortgage Revenue Bonds,
                 Series 1997A, 7.100%, 11/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.8% (1.2% OF TOTAL INVESTMENTS)

        5,000   Arkansas Development Finance Authority, Hospital Revenue              2/10 at 100.00        BBB-          5,572,100
                 Bonds, Washington Regional Medical Center, Series 2000,
                 7.000%, 2/01/15

        3,480   Cabot School District 4, Lonoke County, Arkansas, General             8/08 at 100.00         Aaa          3,596,093
                 Obligation Refunding Bonds, Series 2003, 5.000%, 2/01/27 -
                 AMBAC Insured

        2,865   University of Arkansas, Fayetteville, Various Facilities             12/12 at 100.00         Aaa          3,240,544
                 Revenue Bonds, Series 2002, 5.500%, 12/01/20 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 5.5% (3.7% OF TOTAL INVESTMENTS)

        3,225   California Health Facilities Financing Authority, Revenue             3/13 at 100.00           A          3,234,611
                 Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/33

        1,000   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          1,135,590
                 Revenue Bonds, Series 2002A, 5.750%, 5/01/17

        5,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          5,099,500
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                  Series 2003B, 5.000%, 6/01/38 - AMBAC Insured

        2,500   Los Angeles Community Redevelopment Agency, California,               1/05 at 100.00      BBB***          2,559,000
                 Tax Allocation Refunding Bonds, Central Business District
                 Redevelopment Project, Series 1987G, 6.750%, 7/01/10

                Los Angeles Department of Water and Power, California, Electric
                Plant Revenue Bonds, Second Series 1993:
          490    4.750%, 10/15/20                                                     4/05 at 101.00      AA-***            500,574
        5,510    4.750%, 10/15/20                                                     4/05 at 101.00         Aaa          5,628,906

          995   Los Angeles Department of Water and Power, California,                2/05 at 101.00      AA-***          1,017,915
                 Electric Plant Revenue Bonds, Series 1994, 5.375%, 2/15/34

                Orange County, California, Recovery Certificates of
                Participation, Series 1996A:
       13,100    5.875%, 7/01/19 - MBIA Insured                                       7/06 at 102.00         AAA         14,176,951
          690    6.000%, 7/01/26 - MBIA Insured                                       7/06 at 102.00         AAA            745,442

        5,000   San Joaquin Hills Transportation Corridor Agency, Orange              1/14 at 102.00         AAA          4,946,450
                 County, California, Toll Road Revenue Refunding Bonds,
                 Series 1997A, 0.000%, 1/15/17 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.0% (2.6% OF TOTAL INVESTMENTS)

        3,000   Broomfield, Colorado, Master Facilities Lease Purchase               12/09 at 100.00         AAA          3,374,820
                 Agreement, Certificates of Participation, Series 1999,
                 5.750%, 12/01/24 - AMBAC Insured

        6,285   Broomfield, Colorado, Sales and Use Tax Revenue Refunding            12/12 at 100.00         Aaa          7,033,041
                 and Improvement Bonds, Series 2002A, 5.500%, 12/01/22 -
                 AMBAC Insured

       11,465   Denver City and County, Colorado, Airport System Revenue             11/10 at 100.00         AAA         12,809,615
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/18
                 (Alternative Minimum Tax) - AMBAC Insured

       20,000   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 31.42         AAA          5,001,600
                 Bonds, Series 2000A, 0.000%, 9/01/28 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 6.1% (4.0% OF TOTAL INVESTMENTS)

       15,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds,            1/10 at 101.00         AAA         17,150,250
                 Series 2000A, 5.600%, 1/01/30 (Pre-refunded to 1/01/10) -
                 FGIC Insured

       14,330   Fulton County Facilities Corporation, Georgia, Certificates          11/10 at 101.00         AAA         16,173,411
                 of Participation, Public Purpose Project, Series 1999,
                 5.500%, 11/01/18 - AMBAC Insured


                                       37


                        Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA (continued)

$       8,000   Georgia, General Obligation Bonds, Series 1995C, 7.250%, 7/01/08        No Opt. Call         AAA     $    9,344,320


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 10.6% (7.0% OF TOTAL INVESTMENTS)

        6,500   Chicago, Illinois, Gas Supply Revenue Refunding Bonds, Peoples        6/05 at 102.00         Aa2          6,757,010
                 Gas Light and Coke Company Project, Series 1995A,
                 6.100%, 6/01/25

        5,250   Chicago, Illinois, Revenue Bonds, Midway Airport,                     1/09 at 101.00         AAA          5,369,910
                 Series 1998B, 5.000%, 1/01/28 - MBIA Insured

        2,300   Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds,              No Opt. Call         AAA          2,621,218
                 Series 1993, 5.375%, 1/01/14 - AMBAC Insured

        4,000   Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A,        7/13 at 100.00         AAA          4,094,440
                 5.000%, 1/01/33 - AMBAC Insured

        5,210   Illinois Housing Development Authority, Section 8 Elderly             1/05 at 100.00          A-          5,224,171
                 Housing Revenue Bonds, Garden House of River Oaks West
                 Development, Series 1992A, 6.875%, 1/01/20

       38,645   Illinois, General Obligation Bonds, Illinois FIRST Program,           4/10 at 100.00         AAA         42,092,520
                 Series 2000, 5.500%, 4/01/25 - MBIA Insured

        1,975   Lake County Community High School District 127, Grayslake,              No Opt. Call         AAA          2,752,656
                 Illinois, General Obligation Bonds, Series 2002A,
                 9.000%, 2/01/13 - FGIC Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
        3,250    0.000%, 6/15/25 - MBIA Insured                                       6/22 at 101.00         AAA          1,852,630
        2,270    5.000%, 12/15/28 - MBIA Insured                                      6/12 at 101.00         AAA          2,330,359
       10,000    0.000%, 12/15/38 - MBIA Insured                                        No Opt. Call         AAA          1,644,500


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.2% (0.8% OF TOTAL INVESTMENTS)

        4,695   Indiana Educational Facilities Authority, Revenue Bonds, Butler       2/11 at 100.00         AAA          5,121,729
                 University, Series 2001, 5.500%, 2/01/26 - MBIA Insured

       13,949   Indianapolis Airport Authority, Indiana, Specialty Facility          11/05 at 102.00         N/R          1,534,437
                 Revenue Bonds, United Air Lines Inc., Indianapolis
                 Maintenance Center Project, Series 1995A, 6.500%, 11/15/31
                 (Alternative Minimum Tax)#

        2,000   Petersburg, Indiana, Pollution Control Revenue Refunding              8/11 at 102.00        Baa2          2,076,860
                 Bonds, Indianapolis Power and Light Company, Series 1991,
                 5.750%, 8/01/21


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        4,215   Iowa Finance Authority, Solid Waste Disposal Revenue                    No Opt. Call         N/R          4,159,320
                 Bonds, IPSCO Project, Series 1997, 6.000%, 6/01/27
                 (Alternative Minimum Tax) (Mandatory put 6/01/07)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.6% (1.1% OF TOTAL INVESTMENTS)

                Jefferson County School District Finance Corporation,
                Kentucky, School Building Revenue Bonds, Series 2000A:
        3,045    5.250%, 7/01/17 - FSA Insured                                        1/10 at 101.00         AAA          3,371,942
        7,490    5.250%, 7/01/20 - FSA Insured                                        1/10 at 101.00         AAA          8,200,951


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.1% (0.7% OF TOTAL INVESTMENTS)

        7,415   Louisiana Local Government Environmental Facilities and              12/12 at 100.00         AAA          7,591,032
                 Community Development Authority, Revenue Bonds, Baton
                 Rouge Community College Facilities Corporation, Series 2002,
                 5.000%, 12/01/32 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.6% (1.1% OF TOTAL INVESTMENTS)

                Frederick County, Maryland, General Obligation Public Facilities
                Bonds, Series 2002:
        3,710    5.000%, 11/01/18                                                    11/12 at 101.00          AA          4,054,362
        3,890    5.000%, 11/01/19                                                    11/12 at 101.00          AA          4,231,348

        2,500   Maryland Department of Transportation, County Transportation            No Opt. Call          AA          2,940,050
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.3% (2.2% OF TOTAL INVESTMENTS)

        5,250   Massachusetts Bay Transportation Authority, Assessment                7/10 at 100.00         AAA          5,537,543
                 Bonds, Series 2000A, 5.250%, 7/01/30

       10,000   Massachusetts Water Resources Authority, General Revenue              8/10 at 101.00         AAA         11,197,800
                 Bonds, Series 2000A, 5.750%, 8/01/39 - FGIC Insured

        6,195   University of Massachusetts Building Authority, Facilities           11/10 at 100.00         AAA          6,542,168
                 Revenue Bonds, Senior Series 2000A, 5.125%, 11/01/25 -
                 MBIA Insured


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.4% (0.9% OF TOTAL INVESTMENTS)

$       6,635   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/11 at 101.00         AAA     $    7,765,206
                 Bonds, Series 2001A, 5.750%, 7/01/28 (Pre-refunded
                 to 7/01/11) - FGIC Insured

        2,090   Grand Rapids Building Authority, Kent County, Michigan,               8/10 at 100.00         AAA          2,317,267
                 Limited Tax General Obligation Bonds, Series 2000,
                 5.375%, 8/01/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 7.9% (5.2% OF TOTAL INVESTMENTS)

       13,675   Minnesota, General Obligation Bonds, Series 2000,                    11/10 at 100.00         AAA         15,193,609
                 5.125%, 11/01/16

        3,705   Minnesota Housing Finance Agency, Single Family Remarketed            1/11 at 101.00         AA+          3,905,737
                 Mortgage Bonds, Series 1998H-2, 6.050%, 7/01/31
                 (Alternative Minimum Tax)

       30,000   Minnesota Agricultural and Economic Development Board,               11/10 at 101.00           A         32,653,200
                 Healthcare System Revenue Bonds, Fairview Hospital and
                 Healthcare Services, Series 2000A, 6.375%, 11/15/29

        3,310   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 103.00         AAA          4,178,345
                 Sales Tax Revenue Refunding Bonds, Civic Center Project,
                 Series 1996, 7.100%, 11/01/23 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.1% (0.7% OF TOTAL INVESTMENTS)

        5,900   Mississippi Business Finance Corporation, Pollution Control           4/05 at 101.00        BBB-          5,920,650
                 Revenue Refunding Bonds, System Energy Resources Inc.
                 Project, Series 1998, 5.875%, 4/01/22

        1,675   Mississippi Home Corporation, GNMA Mortgage-Backed                    7/07 at 105.00         Aaa          1,726,774
                 Securities Program Single Family Mortgage Revenue Bonds,
                 Series 1997D-5, 6.750%, 7/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 5.2% (3.5% OF TOTAL INVESTMENTS)

        9,555   Clark County, Nevada, General Obligation Bank Bonds,                  6/11 at 100.00         AAA         10,533,528
                 Southern Nevada Water Authority Loan, Series 2001,
                 5.300%, 6/01/20 - FGIC Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
        8,500    0.000%, 1/01/26 - AMBAC Insured                                        No Opt. Call         AAA          2,827,950
        5,315    0.000%, 1/01/27 - AMBAC Insured                                        No Opt. Call         AAA          1,653,922
       21,000    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         21,784,140


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 3.9% (2.6% OF TOTAL INVESTMENTS)

          400   Camden County Pollution Control Financing Authority,                 12/04 at 100.00          B2            399,940
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

       21,000   New Jersey Transportation Trust Fund Authority, Transportation        6/10 at 100.00         AAA         24,156,930
                 System Bonds, Series 2000B, 5.750%, 6/15/17
                 (Pre-refunded to 6/15/10)

        3,165   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB          2,812,166
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/42


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 1.9% (1.2% OF TOTAL INVESTMENTS)

        5,925   New Mexico Hospital Equipment Loan Council, Hospital                  8/11 at 101.00         Aa3          6,329,915
                 Revenue Bonds, Presbyterian Healthcare Services,
                 Series 2001A, 5.500%, 8/01/21

        5,675   University of New Mexico, System Revenue Refunding                      No Opt. Call          AA          6,805,347
                 Bonds, Series 1992A, 6.250%, 6/01/12


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 23.5% (15.5% OF TOTAL INVESTMENTS)

        5,000   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA          5,321,700
                 General Revenue Bonds, Series 1998A, 5.250%, 12/01/26 -
                 MBIA Insured

       11,000   Nassau County Tobacco Settlement Corporation, New York,               7/09 at 101.00        BBB-         11,216,810
                 Tobacco Settlement Asset-Backed Bonds, Series 1999A,
                 6.400%, 7/15/33

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2002G:
        1,000    5.000%, 8/01/17                                                      8/12 at 100.00           A          1,063,650
       10,500    5.750%, 8/01/18                                                      8/12 at 100.00           A         11,717,895

        5,000   New York City, New York, General Obligation Bonds,                    8/12 at 100.00           A          5,611,800
                 Fiscal Series 2003A, 5.750%, 8/01/16

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1997H:
          280    6.125%, 8/01/25 (Pre-refunded to 8/01/07)                            8/07 at 101.00        A***            313,552
        9,720    6.125%, 8/01/25                                                      8/07 at 101.00           A         10,642,136


                                       39


                        Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1996I:
$       3,980    5.875%, 3/15/18                                                      3/06 at 101.50           A     $    4,211,596
       17,735    5.750%, 3/15/18 (Pre-refunded to 3/15/06)                            3/06 at 101.50        A***         18,986,204

       17,870   New York City Transitional Finance Authority, New York, Future        8/09 at 101.00      AA+***         20,614,653
                 Tax Secured Bonds, Fiscal Series 2000A, 5.750%, 8/15/24
                 (Pre-refunded to 8/15/09)

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 1997A:
       19,290    5.750%, 2/15/27 (Pre-refunded to 2/15/07)                            2/07 at 102.00      AA-***         21,293,074
          710    5.750%, 2/15/27                                                      2/07 at 102.00         AA-            768,426

        4,500   New York State Energy Research and Development Authority,             1/05 at 101.50         AAA          4,577,535
                 Gas Facilities Revenue Bonds, Brooklyn Union Gas Company,
                 Series 1989C, 5.600%, 6/01/25 (Alternative Minimum Tax) -
                 MBIA Insured

        3,000   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA          3,104,790
                 Secured Hospital Revenue Bonds, Brookdale Hospital Medical
                 Center, Series 1995A, 6.850%, 2/15/17 (Pre-refunded
                 to 2/15/05)

        4,785   New York State Medical Care Facilities Finance Agency,               11/05 at 102.00         Aa1          5,082,340
                 Secured Mortgage Revenue Bonds, Brookdale Family Care
                 Centers Inc., Series 1995A, 6.375%, 11/15/19

        7,805   New York State Power Authority, General Revenue Bonds,               11/12 at 100.00         Aa2          8,312,325
                 Series 2002A, 5.000%, 11/15/21

       10,000   Port Authority of New York and New Jersey, Special Project           12/07 at 102.00         AAA         10,899,000
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 5.750%, 12/01/22 (Alternative Minimum Tax) - MBIA Insured

        5,400   New York State Tobacco Settlement Financing Corporation,              6/10 at 100.00         AA-          5,890,806
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16

        7,000   Triborough Bridge and Tunnel Authority, New York, General             1/22 at 100.00         AAA          8,156,610
                 Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30
                 (Pre-refunded to 1/01/22)

        8,000   TSASC Inc., New York, Tobacco Flexible Amortization Bonds,            7/09 at 101.00         BBB          8,088,800
                 Series 1999-1, 6.250%, 7/15/34


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.2% (0.8% OF TOTAL INVESTMENTS)

        7,500   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA          8,188,575
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/19 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 4.3% (2.8% OF TOTAL INVESTMENTS)

       22,905   Fargo, North Dakota, Health System Revenue Bonds,                     6/10 at 101.00         AAA         24,949,729
                 MeritCare Obligated Group, Series 2000A, 5.625%, 6/01/31 -
                 FSA Insured

                North Dakota Water Commission, Water Development and
                Management Program Bonds, Series 2000A:
        2,230    5.700%, 8/01/18 - MBIA Insured                                       8/10 at 100.00         AAA          2,526,456
        2,450    5.750%, 8/01/19 - MBIA Insured                                       8/10 at 100.00         AAA          2,784,866


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.6% (1.7% OF TOTAL INVESTMENTS)

       16,140   Montgomery County, Ohio, Hospital Facilities Revenue Bonds,             No Opt. Call          A3         18,384,106
                 Kettering Medical Center, Series 1999,6.300%, 4/01/12


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.0% (0.0% OF TOTAL INVESTMENTS)

          300   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding            6/09 at 100.00          B-            281,574
                 Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 2.4% (1.6% OF TOTAL INVESTMENTS)

        5,000   Oregon Health Sciences University, Revenue Bonds,                     1/13 at 100.00         AAA          5,404,600
                 Series 2002A, 5.250%, 7/01/22 - MBIA Insured

                Portland, Oregon, Water System Revenue Bonds, Series 2000A:
        6,780    5.375%, 8/01/18                                                      8/10 at 100.00         Aa1          7,502,273
        3,880    5.500%, 8/01/20                                                      8/10 at 100.00         Aa1          4,321,777


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 6.3% (4.1% OF TOTAL INVESTMENTS)

        5,000   Delaware County Industrial Development Authority,                     1/08 at 102.00         BBB          5,283,100
                 Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                 Series 1997A, 6.200%, 7/01/19

       15,000   Delaware River Port Authority, New Jersey and Pennsylvania,             No Opt. Call         AAA         16,381,800
                 Revenue Refunding Bonds, Series 1998B, 5.250%, 1/01/08 -
                 AMBAC Insured


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$      15,050   Pennsylvania, General Obligation Bonds, Second Series 2001,           9/11 at 101.00          AA     $   16,685,333
                 5.000%, 9/15/14

        5,000   Pennsylvania Higher Education Assistance Agency, Capital             12/10 at 100.00         AAA          5,821,500
                 Acquisition Revenue Bonds, Series 2000, 5.875%, 12/15/30
                 (Pre-refunded to 12/15/10) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 2.8% (1.8% OF TOTAL INVESTMENTS)

        7,940   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          7,270,737
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

       12,500   Puerto Rico Housing Finance Authority, Capital Fund Program             No Opt. Call       AA***         12,531,875
                 Revenue Bonds, Series 2003, 4.500%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 6.2% (4.1% OF TOTAL INVESTMENTS)

       24,730   Greenville County School District, South Carolina, Installment       12/12 at 101.00         AA-         26,545,429
                 Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22

       21,570   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          5,668,596
                 Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 -
                 AMBAC Insured

        1,640   Three Rivers Solid Waste Authority, South Carolina, Solid             1/07 at 102.00         AAA          1,771,708
                 Waste Disposal Facilities Revenue Bonds, Series 1997,
                 5.300%, 1/01/27 - MBIA Insured

       10,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          9,487,200
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.9% (0.6% OF TOTAL INVESTMENTS)

        5,000   Knox County Health, Educational and Housing Facilities Board,         7/13 at 100.00          AA          5,155,800
                 Tennessee, Hospital Revenue Bonds, East Tennessee
                 Children's Hospital, Series 2003A, 5.000%, 7/01/23 -
                 RAAI Insured

        1,200   Metropolitan Government of Nashville-Davidson County                  1/05 at 101.00         N/R          1,200,636
                 Health and Educational Facilities Board, Tennessee, Revenue
                 Refunding Bonds, Blakeford at Green Hills, Series 1998,
                 5.650%, 7/01/16


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 23.5% (15.5% OF TOTAL INVESTMENTS)

        5,000   Alliance Airport Authority, Texas, Special Facilities Revenue        12/04 at 100.00         CCC          3,208,000
                 Bonds, American Airlines Inc., Series 1990, 7.500%, 12/01/29
                 (Alternative Minimum Tax)

                Arlington Independent School District, Tarrant County, Texas,
                General Obligation Bonds, Series 1995:
        3,710    0.000%, 2/15/12 (Pre-refunded to 2/15/05)                             2/05 at 67.33         Aaa          2,484,958
        3,710    0.000%, 2/15/13 (Pre-refunded to 2/15/05)                             2/05 at 62.94         Aaa          2,323,091

       12,250   Austin, Texas, Subordinate Lien Hotel Occupancy Tax Revenue          11/09 at 100.00         AAA         13,616,488
                 Refunding Bonds, Series 1999, 5.800%, 11/15/29 -
                 AMBAC Insured

       11,255   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call         BBB         12,211,900
                 Refunding Bonds, TXU Electric Company Project,
                 Series 2001C, 5.750%, 5/01/36 (Alternative Minimum
                 Tax) (Mandatory put 11/01/11)

                Brownsville Independent School District, Cameron County,
                Texas, General Obligation Bonds, Series 1999:
        5,015    5.625%, 8/15/25                                                      8/09 at 100.00         AAA          5,488,065
        8,825    5.625%, 8/15/29                                                      8/09 at 100.00         AAA          9,657,462

                Clear Creek Independent School District, Galveston and Harris
                Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                Series 2000:
       16,740    5.400%, 2/15/18 (Pre-refunded to 2/15/10)                            2/10 at 100.00         AAA         18,858,280
          585    5.400%, 2/15/18                                                      2/10 at 100.00         AAA            644,348
        9,660    5.650%, 2/15/19 (Pre-refunded to 2/15/10)                            2/10 at 100.00         AAA         11,000,422
          340    5.650%, 2/15/19                                                      2/10 at 100.00         AAA            380,344
        6,645    5.700%, 2/15/20 (Pre-refunded to 2/15/10)                            2/10 at 100.00         AAA          7,583,340
          235    5.700%, 2/15/20                                                      2/10 at 100.00         AAA            262,180
        7,750    5.700%, 2/15/21 (Pre-refunded to 2/15/10)                            2/10 at 100.00         AAA          8,844,378
          270    5.700%, 2/15/21                                                      2/10 at 100.00         AAA            301,228

        6,000   Dallas-Ft. Worth International Airport Facility Improvement          11/09 at 101.00         CCC          3,339,840
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)


                                       41


                        Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      11,750   Dallas-Ft. Worth International Airport Facility Improvement          11/07 at 100.00         CCC     $   10,212,395
                 Corporation, Texas, Revenue Refunding Bonds, American
                 Airlines Inc., Series 2000C, 6.150%, 5/01/29 (Alternative
                 Minimum Tax) (Mandatory put 11/01/07)

       21,500   Houston, Texas, Subordinate Lien Airport System Revenue               7/10 at 100.00         AAA         23,295,465
                 Bonds, Series 2000B, 5.500%, 7/01/30 - FSA Insured

        4,500   Houston, Texas, Junior Lien Water and Sewerage System                12/10 at 100.00         AAA          5,073,120
                 Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30
                 (Pre-refunded to 12/01/10) - FGIC Insured

        1,250   Houston, Texas, Junior Lien Water and Sewerage System                12/11 at 100.00         AAA          1,332,888
                 Revenue Refunding Bonds, Series 2001A, 5.000%, 12/01/20 -
                 FSA Insured

       15,000   San Antonio Independent School District, Bexar County,                8/09 at 100.00         AAA         17,109,900
                 Texas, General Obligation Bonds, Series 1999,
                 5.800%, 8/15/29 (Pre-refunded to 8/15/09)

        4,150   Texas General Services Commission, Certificates of                    3/05 at 100.50           A          4,217,064
                 Participation, Series 1992, 7.500%, 9/01/22

        3,970   Wichita Falls, Wichita County, Texas, Priority Lien Water             8/11 at 100.00         AAA          4,177,512
                 and Sewerage System Revenue Bonds, Series 2001,
                 5.000%, 8/01/21 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 17.9% (11.8% OF TOTAL INVESTMENTS)

        5,500   Clark County Public Utility District 1, Washington, Generating        1/11 at 100.00         AAA          5,927,295
                 System Revenue Refunding Bonds, Series 2000,
                 5.125%, 1/01/20 - FSA Insured

        2,755   Cowlitz County, Washington, Special Sewerage Revenue                    No Opt. Call         AAA          3,230,155
                 Refunding Bonds, CSOB Wastewater Treatment Facilities,
                 Series 2002, 5.500%, 11/01/16 - FGIC Insured

       10,000   Energy Northwest, Washington, Electric Revenue Refunding              7/11 at 101.00         AAA         11,240,700
                 Bonds, Nuclear Project 3, Series 2001A, 5.500%, 7/01/17 -
                 FSA Insured

        2,500   King County, Washington, Sewer Revenue Bonds,                         1/12 at 100.00         AAA          2,606,100
                 Series 2001, 5.000%, 1/01/23 - FGIC Insured

       33,490   Port of Seattle, Washington, Revenue Bonds, Series 2000A,             8/10 at 100.00         AAA         36,813,213
                 5.625%, 2/01/30 - MBIA Insured

        6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B,             8/10 at 100.00         AAA          7,545,893
                 5.625%, 2/01/24 (Alternative Minimum Tax) - MBIA Insured

                Seattle, Washington, General Obligation Refunding and
                Improvement Bonds, Series 2002:
        6,165    4.400%, 12/01/19                                                    12/12 at 100.00         AAA          6,301,678
        6,445    4.500%, 12/01/20                                                    12/12 at 100.00         AAA          6,596,200

                Tacoma, Washington, Electric System Revenue Refunding
                Bonds, Series 2001A:
        6,630    5.750%, 1/01/17 - FSA Insured                                        1/11 at 101.00         AAA          7,532,476
        3,500    5.750%, 1/01/18 - FSA Insured                                        1/11 at 101.00         AAA          3,976,420

       12,600   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB         12,577,320
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

        9,000   Washington, Motor Vehicle Fuel Tax General Obligation Bonds,          1/12 at 100.00         AAA          9,484,110
                  Series 2002C, 5.000%, 1/01/21 - FSA Insured

        7,890   Washington State Higher Education Facilities Authority,              11/09 at 101.00          AA          8,540,767
                 Revenue Bonds, Pacific Lutheran University, Series 1999,
                 5.950%, 11/01/29 - RAAI Insured

        3,520   Washington State Healthcare Facilities Authority, Revenue            10/11 at 100.00         Aaa          3,668,192
                 Bonds, Children's Hospital and Regional Medical Center,
                 Series 2001, 5.000%, 10/01/21 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,250   Wisconsin Health and Educational Facilities Authority,                3/08 at 101.00         N/R          1,127,288
                 Revenue Bonds, United Lutheran Program for the Aging Inc.,
                 Series 1998, 5.700%, 3/01/28


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 0.4% (0.3% OF TOTAL INVESTMENTS)

$       2,800   Jackson National Rural Utilities Cooperative Financing                5/07 at 101.00           A     $    2,907,403
                 Corporation, Wyoming, Guaranteed Gas Supply Revenue
                 Bonds, Lower Valley Power and Light Inc., Series 1997B,
                 5.875%, 5/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$   1,057,109   Total Long-Term Investments (cost $991,461,689) - 151.5%                                              1,068,021,733
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                     16,737,892
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.9)%                                                       (380,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  704,759,625
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                        Nuveen Dividend Advantage Municipal Fund (NAD)
                        Portfolio of
                                INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.2% (0.2% OF TOTAL INVESTMENTS)

$       1,500   Alabama 21st Century Authority, Tobacco Settlement                    6/10 at 102.00          A-     $    1,477,500
                 Revenue Bonds, Series 2000, 5.750%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 2.5% (1.7% OF TOTAL INVESTMENTS)

       15,000   Maricopa County Pollution Control Corporation, Arizona,                 No Opt. Call        BBB-         15,382,500
                 Remarketed Revenue Bonds, El Paso Electric Company,
                 Series 1994A, 6.375%, 7/01/14 (Mandatory put 8/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 2.5% (1.7% OF TOTAL INVESTMENTS)

        2,605   California, General Obligation Bonds, Series 1997,                   10/07 at 101.00         AAA          2,802,251
                 5.000%, 10/01/18 - AMBAC Insured

        2,475   Los Angeles Department of Water and Power, California,                7/06 at 100.00         AA-          2,580,584
                 Power System Revenue Bonds, Series 2001A-3,
                 5.375%, 7/01/20

        9,375   Sacramento County Sanitation District Financing Authority,           12/05 at 101.00          AA          9,850,125
                 California, Revenue Bonds, Series 2000A, 5.875%, 12/01/27


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 3.1% (2.1% OF TOTAL INVESTMENTS)

       10,250   Denver City and County, Colorado, Airport System Revenue             11/06 at 101.00         AAA         10,907,435
                  Bonds, Series 1996D, 5.500%, 11/15/25 - MBIA Insured

        2,950   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00         AAA          3,105,023
                 Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/22 - XLCA Insured

        1,475   Denver City and County, Colorado, FHA-Insured Mortgage               10/07 at 102.00         AAA          1,523,646
                 Loan, Multifamily Housing Revenue Bonds, Boston Lofts
                 Project, Series 1997A, 5.750%, 10/01/27 (Alternative
                 Minimum Tax)

        3,205   Denver City and County, Colorado, Airport Special Facilities          1/09 at 101.00         AAA          3,582,805
                 Revenue Bonds, Rental Car Projects, Series 1999A,
                 6.000%, 1/01/12 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,700   Connecticut Development Authority, Health Facilities Revenue          2/05 at 102.00         N/R          2,701,161
                 Refunding Bonds, Alzheimer's Resource Center of
                 Connecticut Inc., Series 1994A, 7.125%, 8/15/14


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.0% (2.0% OF TOTAL INVESTMENTS)

        1,630   Florida Housing Finance Agency, Housing Revenue Bonds,               12/07 at 102.00         AAA          1,720,807
                 Mar Lago Village Apartments, Series 1997F, 5.800%, 12/01/17
                (Alternative Minimum Tax) - AMBAC Insured

       13,625   Martin County Industrial Development Authority, Florida,             12/04 at 102.00        BBB-         13,981,566
                 Industrial Development Revenue Bonds, Indiantown
                 Cogeneration LP Project, Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)

        2,405   Venice, Florida, Revenue Bonds, Bon Secours System,                   8/06 at 102.00         AAA          2,594,442
                 Revenue Bonds, Series 1996, 5.600%, 8/15/16 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.4% (0.9% OF TOTAL INVESTMENTS)

        4,000   Forsyth County Water and Sewerage Authority, Georgia,                 4/10 at 102.00       AA***          4,653,240
                 Revenue Bonds, Series 2000, 6.000%, 4/01/25 (Pre-refunded
                 to 4/01/10)

        3,500   Gainesville and Hall County Hospital Authority, Georgia,              5/09 at 101.00         AAA          3,759,070
                 Revenue Anticipation Certificates, Northeast Georgia
                 Health Services Inc., Series 1999, 5.500%, 5/15/29 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.4% (0.3% OF TOTAL INVESTMENTS)

          710   Idaho Housing and Finance Association, Single Family                  7/09 at 101.00         Aa2            722,198
                 Mortgage Bonds, Series 1999E, 5.750%, 1/01/21
                 (Alternative Minimum Tax)

          865   Idaho Housing and Finance Association, Single Family                  1/10 at 100.00         Aa2            922,557
                 Mortgage Bonds, Series 2000D, 6.350%, 7/01/22
                 (Alternative Minimum Tax)

          850   Idaho Housing and Finance Association, Single Family                  7/10 at 100.00         Aaa            854,743
                 Mortgage Bonds, Series 2000E, 5.950%, 7/01/20
                 (Alternative Minimum Tax)


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 35.3% (23.6% OF TOTAL INVESTMENTS)

$       3,635   Channahon, Illinois, Revenue Refunding Bonds, Morris                 12/09 at 102.00        BBB+     $    3,874,437
                 Hospital, Series 1999, 5.750%, 12/01/12

       22,750   Chicago, Illinois, General Obligation Refunding Bonds,                  No Opt. Call         AAA         26,402,513
                 Emergency Telephone System, Series 1999,
                 5.500%, 1/01/23 - FGIC Insured

        7,250   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call         AAA          8,318,867
                 Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                 5.500%, 12/01/26 - FGIC Insured

        2,300   Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds,              No Opt. Call         AAA          2,621,218
                 Series 1993, 5.375%, 1/01/14 - AMBAC Insured

                Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue
                Bonds, Archer Court Apartments, Series 1999A:
          905    5.500%, 12/20/19 (Alternative Minimum Tax)                          10/10 at 101.00         AAA            964,015
        1,210    5.600%, 12/20/29 (Alternative Minimum Tax)                          10/10 at 101.00         AAA          1,245,622
        1,925    5.650%, 12/20/40 (Alternative Minimum Tax)                          10/10 at 101.00         AAA          1,977,476

                Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                Series 1995:
        3,795    5.125%, 1/01/25 (Pre-refunded to 1/01/06) - FGIC Insured             1/06 at 102.00         AAA          4,013,782
        1,145    5.125%, 1/01/25 - FGIC Insured                                       1/06 at 102.00         AAA          1,194,453

        5,100   Chicago, Illinois, Water Revenue Bonds, Series 1997,                 11/07 at 102.00         AAA          5,656,257
                 5.250%, 11/01/27 (Pre-refunded to 11/01/07) - FGIC Insured

        1,000   DuPage County Community School District 200, Wheaton,                11/13 at 100.00         Aaa          1,093,350
                 Illinois, General Obligation Bonds, Series 2003B,
                 5.250%, 11/01/20 - FSA Insured

       24,835   Illinois Development Finance Authority, Revenue Bonds,                9/07 at 102.00         AAA         27,068,163
                 Presbyterian Home of Lake Forest Project, Series 1999,
                 5.625%, 9/01/31 - FSA Insured

        3,935   Illinois Development Finance Authority, Local Government                No Opt. Call         Aaa          2,564,400
                 Program Revenue Bonds, Round Lake Community Unit
                 School District 116 Project, Series 1999, 0.000%, 1/01/15 -
                 MBIA Insured

        5,570   Illinois Finance Authority, Revenue Bonds, University of              7/14 at 100.00         Aa1          5,700,059
                 Chicago, Series 2004A, 5.000%, 7/01/34 (WI, settling 11/10/04)

                Illinois Health Facilities Authority, Revenue Bonds, Loyola
                University Health System, Series 1997A:
        1,600    5.000%, 7/01/24 (Pre-refunded to 7/01/07) - MBIA Insured             7/07 at 101.00         AAA          1,734,832
        5,400    5.000%, 7/01/24 - MBIA Insured                                       7/07 at 101.00         AAA          5,525,010

        5,490   Illinois Health Facilities Authority, Revenue Bonds, Sarah            2/07 at 102.00           A          5,724,807
                 Bush Lincoln Health Center, Series 1996B, 5.500%, 2/15/16

       17,280   Illinois Health Facilities Authority, Converted Adjustable           10/07 at 102.00         AAA         19,481,472
                 Rate Revenue Bonds, Highland Park Hospital, Series 1991A,
                 6.000%, 10/01/15 (Pre-refunded to 10/01/07) - FGIC Insured

        9,920   Illinois Health Facilities Authority, Remarketed Revenue              8/11 at 103.00         Aa1         10,979,654
                 Bonds, University of Chicago Project, Series 1985A,
                 5.500%, 8/01/20

        7,245   Illinois Health Facilities Authority, Revenue Refunding Bonds,        1/05 at 100.00         BB+          7,247,101
                 Proctor Community Hospital, Series 1991, 7.375%, 1/01/23

        5,000   Kane, McHenry, Cook and DeKalb Counties Community                    12/11 at 100.00         AAA          5,639,550
                 Unit School District 300, Carpentersville, Illinois, General
                 Obligation Bonds, Series 2000, 5.500%, 12/01/19 -
                 MBIA Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
        9,750    0.000%, 12/15/22 - MBIA Insured                                        No Opt. Call         AAA          4,092,953
       13,000    0.000%, 12/15/23 - MBIA Insured                                        No Opt. Call         AAA          5,136,560

       20,500   Metropolitan Pier and Exposition Authority, Illinois, Revenue        12/09 at 101.00         AAA         22,694,935
                 Bonds, McCormick Place Expansion Project, Series 1999A,
                 5.500%, 12/15/24 - FGIC Insured

                Regional Transportation Authority, Cook, DuPage, Kane, Lake,
                McHenry and Will Counties, Illinois, General Obligation Bonds,
                Series 1999:
       22,650    5.750%, 6/01/19 - FSA Insured                                          No Opt. Call         AAA         27,263,352
        3,500    5.750%, 6/01/23 - FSA Insured                                          No Opt. Call         AAA          4,187,470

        1,300   Schaumburg, Illinois, General Obligation Bonds,                      12/14 at 100.00         AAA          1,375,504
                 Series 2004B, 5.250%, 12/01/34 - FGIC Insured

        4,500   Will County School District 122, New Lenox, Illinois,                   No Opt. Call         Aaa          2,406,240
                 General Obligation Bonds, Series 2000B, 0.000%, 11/01/18 -
                 FSA Insured


                                       45


                        Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.8% (2.5% OF TOTAL INVESTMENTS)

$       8,000   Indiana Health Facility Financing Authority, Hospital Revenue         8/10 at 101.50         AAA     $    8,593,760
                 Bonds, Clarian Health Obligated Group, Series 2000A,
                 5.500%, 2/15/26 - MBIA Insured

        8,755   Indiana Health Facility Financing Authority, Hospital Revenue        11/09 at 101.00         AAA          9,949,094
                 Bonds, Charity Obligated Group, Series 1999D,
                 5.500%, 11/15/24 (Pre-refunded to 11/15/09) - MBIA Insured

        4,190   Indianapolis, Indiana, Economic Development Revenue Bonds,            6/09 at 101.00         Aa3          4,482,504
                 Park Tudor Foundation Inc., Project, Series 1999,
                 5.700%, 6/01/24


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.9% (1.2% OF TOTAL INVESTMENTS)

       11,095   Iowa Higher Education Loan Authority, Private College                10/10 at 102.00         N/R         11,353,957
                 Facility Revenue Bonds, Waldorf College, Series 1999,
                 7.375%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.6% (0.4% OF TOTAL INVESTMENTS)

        3,825   Wichita, Kansas, Water and Sewer Utility Revenue Bonds,              10/06 at 101.00         AAA          3,825,574
                 Series 1999, 4.000%, 10/01/18 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.6% (1.1% OF TOTAL INVESTMENTS)

        3,030   Hardin County School District Finance Corporation, Kentucky,          2/10 at 101.00         Aa3          3,410,841
                 School Building Revenue Bonds, Series 2000, 5.750%, 2/01/20

                Kentucky Economic Development Finance Authority, Hospital
                System Revenue Refunding and Improvement Bonds,
                Appalachian Regional Healthcare Inc. Project, Series 1997:
        1,850    5.850%, 10/01/17                                                     4/08 at 102.00         BB-          1,806,044
        5,000    5.875%, 10/01/22                                                     4/08 at 102.00         BB-          4,736,950


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.1% (1.4% OF TOTAL INVESTMENTS)

        2,245   Lafayette, Louisiana, Sales Tax Revenue Bonds, Public                 5/10 at 101.50         AAA          2,501,469
                 Improvements, Series 2000B, 5.625%, 5/01/25 - FGIC Insured

        1,750   Louisiana Local Government Environmental Facilities and               6/12 at 105.00         Aaa          1,948,555
                 Community Development Authority, GNMA Collateralized
                 Mortgage Revenue Refunding Bonds, Sharlo Apartments
                 Project, Series 2002A, 6.500%, 6/20/37

        9,545   Tobacco Settlement Financing Corporation, Louisiana,                  5/11 at 101.00         BBB          8,531,321
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                 5.500%, 5/15/30


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.9% (0.6% OF TOTAL INVESTMENTS)

        5,000   Maryland Community Development Administration,                        9/09 at 100.00         Aa2          5,223,150
                 Residential Revenue Bonds, Series 2000G, 5.950%, 9/01/29
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.7% (1.1% OF TOTAL INVESTMENTS)

        1,500   Boston Industrial Development Financing Authority,                    9/12 at 102.00         N/R          1,550,460
                 Massachusetts, Subordinate Revenue Bonds, Crosstown
                 Center Project, Series 2002, 8.000%, 9/01/35 (Alternative
                 Minimum Tax)

          785   Massachusetts Port Authority, Special Facilities Revenue              9/06 at 102.00         AAA            813,872
                 Bonds, US Airways Group Inc., Series 1996A,
                 5.875%, 9/01/23 (Alternative Minimum Tax) - MBIA Insured

        7,000   Massachusetts Port Authority, Special Facilities Revenue              7/07 at 102.00         AAA          7,508,480
                 Bonds, BOSFUEL Corporation, Series 1997, 5.500%, 7/01/18
                 (Alternative Minimum Tax) - MBIA Insured

          555   Massachusetts Housing Finance Agency, Single Family                  12/04 at 102.00          AA            566,733
                 Housing Revenue Bonds, Series 32, 6.600%, 12/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.6% (1.1% OF TOTAL INVESTMENTS)

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                Bonds, Series 2001A:
        2,565    5.250%, 7/01/33 (Pre-refunded to 7/01/11) - FGIC Insured             7/11 at 100.00         AAA          2,904,067
        2,435    5.250%, 7/01/33 - FGIC Insured                                       7/11 at 100.00         AAA          2,572,139

        4,000   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/08 at 101.00         AAA          4,277,400
                 Metropolitan Airport, Series 1998A, 5.375%, 12/01/16
                 (Alternative Minimum Tax) - MBIA Insured


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.6% (0.4% OF TOTAL INVESTMENTS)

$       2,250   Minneapolis-St. Paul Metropolitan Airports Commission,                4/11 at 101.00         N/R     $    1,883,633
                 Minnesota, Special Facilities Revenue Bonds, Northwest
                 Airlines Inc. Project, Series 2001A, 7.000%, 4/01/25
                 (Alternative Minimum Tax)

        1,685   Minnesota Housing Finance Agency, Single Family Mortgage              1/10 at 101.00         AA+          1,726,687
                 Bonds, Series 1998H-1, 5.650%, 7/01/31 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.4% (0.9% OF TOTAL INVESTMENTS)

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001A:
        4,370    5.250%, 6/01/21 - AMBAC Insured                                      6/11 at 101.00         AAA          4,679,134
        3,670    5.250%, 6/01/28 - AMBAC Insured                                      6/11 at 101.00         AAA          3,837,242


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,800   Montana Board of Housing, Single Family Mortgage Bonds,              12/09 at 100.00         AA+          1,859,508
                 Series 2000A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)

        1,000   Montana Higher Education Student Assistance Corporation,             12/09 at 100.00          A2          1,048,850
                 Student Loan Revenue Bonds, Subordinate Series 1999B,
                 6.400%, 12/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,800   Nebraska Higher Education Loan Program Incorporated, Senior             No Opt. Call         AAA          1,892,898
                 Subordinate Bonds, Series 1993A-5A, 6.200%, 6/01/13
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 0.9% (0.5% OF TOTAL INVESTMENTS)

        2,115   Clark County, Nevada, General Obligation Bank Bonds,                  6/11 at 100.00         AAA          2,342,468
                 Southern Nevada Water Authority Loan, Series 2001,
                 5.300%, 6/01/19 - FGIC Insured

        6,000   Director of Nevada State Department of Business and                     No Opt. Call         AAA          3,110,400
                 Industry, Revenue Bonds, Las Vegas Monorail Project,
                 First Tier, Series 2000, 0.000%, 1/01/19 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.3% (0.2% OF TOTAL INVESTMENTS)

        2,105   New Hampshire Housing Finance Agency, Single Family                   7/05 at 102.00         Aa2          2,112,094
                 Mortgage Acquisition Revenue Bonds, Series 1995D,
                 6.550%, 7/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 7.9% (5.3% OF TOTAL INVESTMENTS)

        2,910   New Jersey Higher Education Assistance Authority, Student             6/10 at 101.00         AAA          2,967,618
                 Loan Revenue Bonds, Series 2000A, 6.000%, 6/01/13
                 (Alternative Minimum Tax) - MBIA Insured

        2,000   New Jersey Health Care Facilities Financing Authority,                8/11 at 100.00         AAA          2,042,320
                 FHA-Insured Mortgage Revenue Bonds, Jersey City Medical
                 Center, Series 2001, 4.800%, 8/01/21 - AMBAC Insured

       15,600   New Jersey Economic Development Authority, Solid Waste                  No Opt. Call         N/R          9,313,200
                 Facilities Revenue Bonds, Bridgewater Resources Inc.
                 Project, Series 1999B, 8.250%, 6/01/19 (Alternative
                 Minimum Tax) #

          675   New Jersey Economic Development Authority, Solid Waste                  No Opt. Call         N/R            402,975
                 Revenue Bonds, Bridgewater Resources Inc. Project,
                 Series 2003C, 0.000%, 6/30/05#

        4,130   New Jersey Transit Corporation, Certificates of Participation,          No Opt. Call         AAA          4,737,812
                 Federal Transit Administration Grants, Series 2002A,
                 5.500%, 9/15/13 - AMBAC Insured

        4,000   New Jersey Transportation Trust Fund Authority,                         No Opt. Call          A+          4,736,640
                 Transportation System Bonds, Series 1999A, 5.750%, 6/15/18

       10,000   Port Authority of New York and New Jersey, Special Project           12/07 at 102.00         AAA         10,998,700
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 5.900%, 12/01/17 (Alternative Minimum Tax) - MBIA Insured

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
       11,085    5.750%, 6/01/32                                                      6/12 at 100.00         BBB         10,311,821
        3,165    6.125%, 6/01/42                                                      6/12 at 100.00         BBB          2,812,166


------------------------------------------------------------------------------------------------------------------------------------

                NEW MEXICO - 0.7% (0.4% OF TOTAL INVESTMENTS)

        4,000   University of New Mexico, FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 2004, 5.000%, 7/01/32 (WI, settling 11/18/04) -        7/14 at 100.00         AAA          4,067,240
                 FSA Insured


                                       47


                        Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 19.5% (13.1% OF TOTAL INVESTMENTS)

$       5,000   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA     $    5,321,700
                 General Revenue Bonds, Series 1998A, 5.250%, 12/01/26 -
                 FSA Insured

                Nassau County, New York, General Obligation Improvement
                Bonds, Series 1999B:
        4,005    5.250%, 6/01/19 (Pre-refunded to 6/01/09) - AMBAC Insured            6/09 at 102.00         AAA          4,552,003
        7,005    5.250%, 6/01/20 (Pre-refunded to 6/01/09) - AMBAC Insured            6/09 at 102.00         AAA          7,961,743
        7,005    5.250%, 6/01/21 - AMBAC Insured                                      6/09 at 102.00         AAA          7,841,397

        2,000   New York City, New York, General Obligation Bonds,                    2/08 at 101.00         AAA          2,183,900
                 Fiscal Series 1998E, 5.250%, 8/01/14 - AMBAC Insured

       14,000   New York City, New York, General Obligation Bonds,                    2/08 at 101.00         AAA         15,275,820
                 Fiscal Series 1998F, 5.375%, 8/01/19 - MBIA Insured

       12,350   New York City Transitional Finance Authority, New York,               5/10 at 101.00      AA+***         14,170,143
                 Future Tax Secured Bonds, Fiscal Series 2000C,
                 5.500%, 11/01/29 (Pre-refunded to 5/01/10)

       10,000   New York City Transitional Finance Authority, New York,               8/09 at 101.00      AA+***         11,535,900
                 Future Tax Secured Bonds, Fiscal Series 2000A,
                 5.750%, 8/15/24 (Pre-refunded to 8/15/09)

        4,600   Dormitory Authority of the State of New York, Improvement             2/07 at 102.00         AAA          4,978,442
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1996E, 5.250%, 2/15/18 - AMBAC Insured

        2,170   Dormitory Authority of the State of New York, Insured Revenue         7/07 at 102.00          AA          2,369,206
                 Bonds, Franciscan Health Partnership Obligated Group -
                 Frances Shervier Home and Hospital, Series 1997,
                 5.500%, 7/01/17 - RAAI Insured

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 1996B:
        4,305    5.125%, 8/15/21 (Pre-refunded to 2/15/06) - MBIA Insured             2/06 at 100.00         AAA          4,573,072
          165    5.125%, 8/15/21 - MBIA Insured                                       2/06 at 102.00         AAA            173,168

        7,500   Dormitory Authority of the State of New York, Secured                 2/08 at 101.50         AAA          8,140,875
                 Hospital Revenue Refunding Bonds, Wyckoff Heights Medical
                 Center, Series 1998H, 5.300%, 8/15/21 - MBIA Insured

       10,000   Dormitory Authority of the State of New York, Third General           7/09 at 101.00         AAA         11,401,400
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1999-1, 5.500%, 7/01/29 (Pre-refunded to
                 7/01/09) - FSA Insured

        2,000   Dormitory Authority of the State of New York, Third General           1/08 at 102.00         AAA          2,235,720
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1997-1, 5.375%, 7/01/24 (Pre-refunded
                 to 1/01/08) - FSA Insured

        7,500   New York State Urban Development Corporation, Correctional            1/06 at 102.00         AAA          7,963,125
                 Facilities Revenue Bonds, Series 1995-6, 5.375%, 1/01/25
                 (Pre-refunded to 1/01/06) - AMBAC Insured

        8,800   New York City Sales Tax Asset Receivable Corporation,                10/14 at 100.00         AAA          9,110,640
                 New York, Local Government Assistance Corporation
                 Dedicated Revenue Bonds, Series 2004A, 5.000%, 10/15/32 (WI,
                 settling 11/04/04) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.5% (0.4% OF TOTAL INVESTMENTS)

        3,000   Wake County, North Carolina, General Obligation School                2/11 at 102.00         AAA          3,321,990
                 Bonds, Series 2001B, 5.250%, 2/01/17


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.0% (2.7% OF TOTAL INVESTMENTS)

        2,300   Amherst Exempted Village School District, Ohio, Unlimited            12/11 at 100.00         Aaa          2,487,312
                 Tax General Obligation School Improvement Bonds,
                 Series 2001, 5.125%, 12/01/21 - FGIC Insured

        3,635   Franklin County, Ohio, FHA-Insured Multifamily Housing                1/05 at 103.00          Aa          3,714,170
                 Mortgage Revenue Bonds, Hamilton Creek Apartments
                 Project, Series 1994A, 5.550%, 7/01/24 (Alternative
                 Minimum Tax)

        3,650   Montgomery County, Ohio, Revenue Bonds, Catholic Health               5/14 at 100.00          AA          3,707,962
                 Initiatives, Series 2004A, 5.000%, 5/01/30 (WI, settling
                 11/18/04)

       13,300   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R         13,644,470
                 Revenue Bonds, Bay Shore Power, Series 1998B,
                 6.625%, 9/01/20 (Alternative Minimum Tax)

        1,115   Warren County, Ohio, Special Assessment Bonds, Waterstone            12/07 at 101.00         Aa2          1,227,470
                  Boulevard Project, Series 1997, 5.500%, 12/01/17


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,355   Portland, Oregon, Downtown Waterfront Urban Renewal                   6/10 at 101.00         Aaa          2,637,317
                 and Redevelopment Revenue Bonds, Series 2000A,
                 5.500%, 6/15/20 - AMBAC Insured


                                       48

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.9% (3.3% OF TOTAL INVESTMENTS)

$       3,480   Allegheny County Hospital Development Authority,                     11/10 at 102.00          B1     $    4,014,319
                 Pennsylvania, Revenue Bonds, West Penn Allegheny
                 Health System, Series 2000B, 9.250%, 11/15/22

        2,180   Carbon County Industrial Development Authority,                         No Opt. Call        BBB-          2,365,758
                 Pennsylvania, Resource Recovery Revenue Refunding
                 Bonds, Panther Creek Partners Project, Series 2000,
                 6.650%, 5/01/10 (Alternative Minimum Tax)

       18,900   Philadelphia Airport System, Pennsylvania, Revenue                    6/08 at 102.00         AAA         20,368,341
                 Refunding Bonds, Series 1998A, 5.500%, 6/15/18
                 (Alternative Minimum Tax) - FGIC Insured

        3,205   Philadelphia School District, Pennsylvania, General Obligation        8/12 at 100.00         AAA          3,607,099
                 Bonds, Series 2002B, 5.625%, 8/01/16 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 2.0% (1.4% OF TOTAL INVESTMENTS)

       12,500   Puerto Rico Housing Finance Authority, Capital Fund Program             No Opt. Call       AA***         12,531,875
                 Revenue Bonds, Series 2003, 4.500%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.8% (1.8% OF TOTAL INVESTMENTS)

        2,015   Central Falls, Rhode Island, General Obligation School Bonds,         5/09 at 102.00          AA          2,281,061
                 Series 1999, 6.250%, 5/15/20 - RAAI Insured

        3,500   Providence Redevelopment Agency, Rhode Island, Revenue                4/10 at 101.00         Aaa          3,913,840
                 Bonds, Public Safety and Municipal Building Projects,
                 Series 1999A, 5.750%, 4/01/29 - AMBAC Insured

       12,000   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB         10,989,240
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.125%, 6/01/32


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.2% (1.5% OF TOTAL INVESTMENTS)

        6,400   Memphis-Shelby County Airport Authority, Tennessee, Airport           3/10 at 101.00         AAA          7,093,824
                 Revenue Bonds, Series 1999D, 6.000%, 3/01/24
                 (Alternative Minimum Tax) - AMBAC Insured

        2,425   Memphis-Shelby County Airport Authority, Tennessee, Airport           3/11 at 100.00         AAA          2,512,785
                 Revenue Bonds, Series 2001B, 5.125%, 3/01/26 -
                 FSA Insured

        2,210   Tennessee Housing Development Agency, Homeownership                   7/10 at 101.00          AA          2,296,323
                 Program Bonds, Series 2000-1, 6.375%, 7/01/25
                 (Alternative Minimum Tax)

        1,335   Tennessee Housing Development Agency, Homeownership                   7/10 at 100.00          AA          1,362,074
                 Program Bonds, Series 2000-2B, 6.250%, 1/01/20
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 14.7% (9.8% OF TOTAL INVESTMENTS)

        1,000   Alliance Airport Authority, Texas, Special Facilities Revenue        12/04 at 100.00         CCC            641,600
                 Bonds, American Airlines Inc., Series 1990, 7.500%, 12/01/29
                 (Alternative Minimum Tax)

                Austin, Texas, Prior Lien Airport System Revenue Bonds,
                Series 1995A:
        1,660    6.125%, 11/15/25 (Alternative Minimum Tax)                          11/05 at 102.00         AAA          1,757,724
                 (Pre-refunded to 11/15/05) - MBIA Insured
        8,340    6.125%, 11/15/25 (Alternative Minimum Tax) - MBIA Insured           11/05 at 102.00         AAA          8,817,131

        2,560   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00         BBB          3,043,226
                 Refunding Bonds, TXU Electric Company Project,
                 Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)

        4,675   Carrollton-Farmers Branch Independent School District,                2/09 at 100.00         AAA          5,318,748
                 Dallas County, Texas, Unlimited Tax School Building Bonds,
                 Series 1999, 6.000%, 2/15/20 (Pre-refunded to 2/15/09)

                Coppell Independent School District, Dallas County, Texas,
                Unlimited Tax School Building and Refunding Bonds, Series 1999:
        5,130    0.000%, 8/15/20                                                       8/09 at 52.47         AAA          2,242,682
        7,000    0.000%, 8/15/21                                                       8/09 at 49.48         AAA          2,885,960
        7,345    0.000%, 8/15/23                                                       8/09 at 44.01         AAA          2,693,118
        7,000    0.000%, 8/15/24                                                       8/09 at 41.50         AAA          2,420,460
        7,350    0.000%, 8/15/25                                                       8/09 at 39.14         AAA          2,249,100
        7,000    0.000%, 8/15/26                                                       8/09 at 36.91         AAA          2,011,520

        2,000   Dallas-Ft. Worth International Airport Facility Improvement          11/05 at 100.00         CCC          1,863,440
                 Corporation, Texas, Revenue Refunding Bonds, American
                 Airlines Inc., Series 2000B, 6.050%, 5/01/29 (Alternative
                 Minimum Tax) (Mandatory put 11/01/05)

        6,000   Dallas-Ft. Worth International Airport Facility Improvement          11/07 at 100.00         CCC          5,214,840
                 Corporation, Texas, Revenue Refunding Bonds, American
                 Airlines Inc., Series 2000C, 6.150%, 5/01/29 (Alternative
                 Minimum Tax) (Mandatory put 11/01/07)


                                       49


                        Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$         820   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax              12/11 at 100.00         AAA     $      836,884
                 Revenue Bonds, Series 2001A, 5.000%, 12/01/31 -
                 AMBAC Insured

                Harris County Health Facilities Development Corporation,
                Texas, Revenue Bonds, Christus Health, Series 1999A:
       12,240    5.375%, 7/01/24 - MBIA Insured                                       7/09 at 101.00         AAA         12,857,630
       11,000    5.375%, 7/01/29 - MBIA Insured                                       7/09 at 101.00         AAA         11,437,360

        2,205   Harris County-Houston Sports Authority, Texas, Senior                   No Opt. Call         AAA          1,039,878
                 Lien Revenue Refunding Bonds, Series 2001A,
                 0.000%, 11/15/20 - MBIA Insured

        2,500   Houston, Texas, Hotel Occupancy Tax and Special Revenue                 No Opt. Call         AAA            638,950
                 Bonds, Convention and Entertainment Project, Series 2001B,
                 0.000%, 9/01/30 - AMBAC Insured

        2,500   Jefferson County, Texas, Certificates of Obligation,                  8/10 at 100.00         AAA          2,909,700
                 Series 2000, 6.000%, 8/01/25 (Pre-refunded to 8/01/10) -
                 FSA Insured

        4,245   Laredo Independent School District, Webb County, Texas,               8/09 at 100.00         AAA          4,535,570
                 Unlimited Tax School Building Bonds, Series 1999,
                 5.250%, 8/01/24

        2,000   Laredo, Texas, Sports Venue Sales Tax Revenue Bonds,                  3/09 at 100.00         AAA          2,135,660
                 Series 2001, 5.300%, 3/15/26 - FGIC Insured

        1,500   Port Arthur, Texas, Jefferson County, General Obligation              2/07 at 100.00         AAA          1,566,240
                 Bonds, Series 1997, 5.000%, 2/15/21 - MBIA Insured

       10,000   Tarrant County Health Facilities Development Corporation,             2/08 at 102.00         AAA         10,873,400
                 Texas, Revenue Bonds, Texas Health Resources System,
                 Series 1997A, 5.250%, 2/15/17 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.6% (0.4% OF TOTAL INVESTMENTS)

           40   Utah Housing Finance Agency, FHA-Insured Single Family                1/05 at 102.00         AAA             40,430
                 Mortgage Senior Bonds, Series 1994F-2, 7.000%, 7/01/27
                 (Alternative Minimum Tax)

                Utah Housing Finance Agency, Single Family Mortgage Bonds,
                Series 1999C-2, Class II:
          940    5.700%, 7/01/19 (Alternative Minimum Tax)                            1/10 at 101.50         AAA          1,004,512
          315    5.750%, 7/01/21 (Alternative Minimum Tax)                            1/10 at 101.50          AA            334,845

          345   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/09 at 101.00          AA            350,699
                 Series 1999D, 5.850%, 7/01/21 (Alternative Minimum Tax)

          150   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/09 at 101.50         Aa2            150,891
                 Series 1999F, 6.300%, 7/01/21 (Alternative Minimum Tax)

        1,705   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/10 at 100.00         AA-          1,788,596
                 Series 2000F-2, Class III, 6.000%, 1/01/15
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.5% (0.4% OF TOTAL INVESTMENTS)

        3,395   Virginia Small Business Financing Authority, Industrial              11/09 at 102.00         N/R          3,360,371
                 Development Water Revenue Bonds, S.I.L. Clean Water,
                 LLC Project, Series 1999, 7.250%, 11/01/24 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 11.0% (7.3% OF TOTAL INVESTMENTS)

        4,000   Energy Northwest, Washington, Electric Revenue Refunding              7/13 at 100.00         Aaa          4,480,920
                 Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/17

                Port of Seattle, Washington, Special Facility Revenue
                Bonds, Terminal 18, Series 1999B:
        1,755    6.000%, 9/01/15 (Alternative Minimum Tax) - MBIA Insured             3/10 at 101.00         AAA          1,960,282
        2,590    6.000%, 9/01/16 (Alternative Minimum Tax) - MBIA Insured             3/10 at 101.00         AAA          2,892,952

                Port of Seattle, Washington, Special Facility Revenue
                Bonds, Terminal 18, Series 1999C:
          875    6.000%, 9/01/15 (Alternative Minimum Tax) - MBIA Insured             3/10 at 101.00         AAA            977,349
        1,260    6.000%, 9/01/16 (Alternative Minimum Tax) - MBIA Insured             3/10 at 101.00         AAA          1,407,382

        9,760   Tacoma, Washington, Electric System Revenue Refunding                 1/11 at 101.00         AAA         11,021,187
                 Bonds, Series 2001A, 5.625%, 1/01/21 - FSA Insured

        7,530   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB          7,516,446
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

       11,605   Washington, Certificates of Participation, Washington                 7/09 at 100.00         AAA         12,700,512
                 Convention and Trade Center, Series 1999,
                 5.250%, 7/01/16 - MBIA Insured

        3,350   Washington, General Obligation Compound Interest Bonds,                 No Opt. Call         AAA          1,859,317
                 Series 1999S-2, 0.000%, 1/01/18 - FSA Insured


                                       50

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)
                Washington, General Obligation Compound Interest Bonds,
                Series 1999S-3:
$      17,650    0.000%, 1/01/20                                                        No Opt. Call         Aa1     $    8,670,739
       18,470    0.000%, 1/01/21                                                        No Opt. Call         Aa1          8,549,578

        4,800   Washington Public Power Supply System, Nuclear Project 3              7/07 at 102.00         AAA          5,224,224
                 Revenue Refunding Bonds, Series 1997A, 5.250%, 7/01/16 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 6.7% (4.5% OF TOTAL INVESTMENTS)

        2,250   Green Bay, Wisconsin, Water System Revenue Bonds,                    11/14 at 100.00         Aaa          2,322,427
                 Series 2004, 5.000%, 11/01/29 - FSA Insured

        3,810   La Crosse, Wisconsin, Industrial Development Revenue                 12/08 at 102.00         AAA          4,166,121
                 Refunding Bonds, Dairyland Power Cooperative,
                 Series 1997C, 5.550%, 2/01/15 - AMBAC Insured

        4,180   Wisconsin Health and Educational Facilities Authority,                5/09 at 101.00           A          4,251,436
                 Revenue Bonds, Kenosha Hospital and Medical Center
                 Inc., Series 1999, 5.625%, 5/15/29

                Wisconsin Health and Educational Facilities Authority,
                Revenue Bonds, FH Healthcare Development Inc., Series 1999:
        8,375    6.250%, 11/15/20                                                    11/09 at 101.00         N/R          9,040,729
        5,000    6.250%, 11/15/28                                                    11/09 at 101.00         N/R          5,304,350

       12,700   Wisconsin Health and Educational Facilities Authority,                8/09 at 101.00         Aaa         13,683,234
                 Revenue Bonds, Mercy Health System Corporation,
                 Series 1999, 5.500%, 8/15/25 - AMBAC Insured

        2,200   Wisconsin Health and Educational Facilities Authority,                8/13 at 100.00           A          2,204,467
                 Revenue Bonds, Wheaton Franciscan Services Inc.,
                 Series 2003A, 5.125%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
$     912,125   Total Long-Term Investments (cost $822,982,975) - 145.4%                                                891,865,782
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 4.0% (2.7% OF TOTAL INVESTMENTS)

        1,050   Carbon County, Utah, Pollution Control Revenue Refunding                                     A-1          1,050,000
                 Bonds, Pacificorp Projects, Variable Rate Demand Obligations,
                 Series 1994 1.750%, 11/01/24 - AMBAC Insured+

       12,000   Clark County School District, Nevada, General Obligation                                    A-1+         12,000,000
                 Bonds, Variable Rate Demand Obligations, Series 2001B,
                 1.630%, 6/15/21 - FSA Insured+

        2,500   Connecticut Health and Educational Facilities Authority,                                    A-1+          2,500,000
                 Revenue Bonds, Yale University, Variable Rate Demand
                 Obligations, Series 1997, 1.630%, 7/01/29+

        1,850   Massachusetts Development Finance Authority, Revenue                                        A-1+          1,850,000
                 Bonds, Boston University, Variable Rate Demand Obligations,
                 Series 2002R-4, 1.690%, 10/01/42 - XLCA Insured+

        3,000   New York City, New York, General Obligation Bonds,                                          A-1+          3,000,000
                 Variable Rate Demand Obligations, Fiscal Series 2002A-7,
                 1.660%, 11/01/24 - AMBAC Insured+

        2,000   New York City Municipal Water Finance Authority, New York,                                  A-1+          2,000,000
                 Water and Sewerage System Revenue Bonds, Variable Rate
                 Demand Obligations, Fiscal Series 1993C, 1.700%, 6/15/22 -
                 FGIC Insured+

        2,100   Power County, Idaho, Variable Rate Demand Pollution Control                               VMIG-1          2,100,000
                 Revenue Bonds, FMC Corporation Project, Variable Rate
                 Demand Bonds, Series 1985, 1.750%, 12/01/10+
------------------------------------------------------------------------------------------------------------------------------------
$      24,500   Total Short-Term Investments (cost $24,500,000)                                                          24,500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $847,482,975) - 149.4%                                                          916,365,782
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.3)%                                                                   (8,037,586)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.1)%                                                       (295,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  613,328,196
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # Non-income producing security. In June 2003, Waste Solutions Group, Inc. (an entity formed for the benefit of Nuveen Dividend Advantage Municipal Fund (NAD) which owns various interests in the Bridgewater Resources Inc. project) took possession of 45% of the Bridgewater Resources Inc. assets on behalf of the Fund. Bridgewater Resources Inc. emerged from bankruptcy in June 2003. NAD, via Waste Solutions Group Inc., has agreed to allow debt service reserve monies to be used for capital expenses, and has also agreed to a debt service moratorium until December 2004. Nuveen Advisory Corp. will continue to actively monitor the Bridgewater Resources, Inc. project, and to cause NAD and Waste Solutions Group Inc. to act in what it believes is in the best interests of fund shareholders.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                        Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
                        Portfolio of
                                INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.2% (2.9% OF TOTAL INVESTMENTS)

$      18,500   Huntsville Healthcare Authority, Alabama, Revenue Bonds,              6/11 at 101.00          A2     $   19,312,890
                 Series 2001A, 5.750%, 6/01/31


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        2,500   Phoenix, Arizona, Civic Improvement Corporation, Senior               7/12 at 100.00         AAA          2,581,050
                 Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32
                 (Alternative Minimum Tax) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.6% (0.4% OF TOTAL INVESTMENTS)

        2,470   Arkansas Development Finance Authority, Single Family                 1/12 at 100.00         AAA          2,547,830
                 Mortgage Revenue Bonds, GNMA  Mortgage-Backed
                 Securities Program, Series 2002C, 5.400%, 1/01/34
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 11.1% (7.6% OF TOTAL INVESTMENTS)

        6,000   California Educational Facilities Authority, Revenue Bonds,           6/11 at 101.00         AAA          6,328,140
                 Stanford University, Series 2001Q, 5.250%, 12/01/32

       13,825   California, Department of Veterans Affairs, Home Purchase             6/06 at 101.00         AAA         14,614,407
                 Revenue Bonds, Series 2001A, 5.550%, 12/01/25 -
                 AMBAC Insured

       11,200   California, General Obligation Bonds, Series 2003,                    8/13 at 100.00           A         11,776,688
                 5.250%, 2/01/28

        1,500   California Statewide Community Development Authority,                10/15 at 103.00         N/R          1,649,160
                 Senior Lien Revenue Bonds, East Valley Tourist Authority,
                 Series 2003B, 9.250%, 10/01/20

        6,000   California Statewide Community Development Authority,                   No Opt. Call           A          5,996,100
                 Revenue Bonds, Kaiser Permanente System, Series 2004G,
                 2.300%, 4/01/34 (Mandatory put 5/01/07)

        5,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          4,910,950
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

        6,000   Los Angeles Regional Airports Improvement Corporation,               12/12 at 102.00          B-          5,442,000
                 California, Sublease Revenue Bonds, Los Angeles
                 International Airport, American Airlines Inc. Terminal 4
                 Project, Series 2002C, 7.500%, 12/01/24 (Alternative
                 Minimum Tax)

          220   Yuba County Water Agency, California, Yuba River                      3/05 at 100.00        Baa3            219,991
                 Development Revenue Bonds, Pacific Gas and Electric
                 Company, Series 1966A, 4.000%, 3/01/16


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.9% (4.0% OF TOTAL INVESTMENTS)

        3,000   Colorado Educational and Cultural Facilities Authority,               8/11 at 100.00         AAA          3,739,980
                 Charter School Revenue Bonds, Peak-to-Peak Charter
                 School, Series 2001, 7.500%, 8/15/21 (Pre-refunded
                 to 8/15/11)

        2,500   Colorado Educational and Cultural Facilities Authority,               6/14 at 100.00         N/R          2,504,775
                 Revenue Bonds, Colorado Lutheran High School Association,
                 Series 2004A, 7.625%, 6/01/34

       10,000   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 31.42         AAA          2,500,800
                 Bonds, Series 2000A, 0.000%, 9/01/28 - MBIA Insured

        1,885   Eagle County Air Terminal Corporation, Colorado, Airport              5/11 at 101.00         N/R          1,824,077
                 Terminal Revenue Bonds, Series 2001, 7.125%, 5/01/31
                 (Alternative Minimum Tax)

        5,000   Northwest Parkway Public Highway Authority, Colorado,                 6/11 at 102.00         AAA          5,187,550
                 Revenue Bonds, Senior Series 2001A, 5.250%, 6/15/41 -
                 FSA Insured

                Northwest Parkway Public Highway Authority, Colorado,
                Senior Lien Revenue Bonds, Series 2001B:
       22,000    0.000%, 6/15/28 - FSA Insured                                         6/11 at 35.65         AAA          5,837,920
       17,650    0.000%, 6/15/29 - AMBAC Insured                                       6/11 at 33.45         AAA          4,395,909

        1,000   Plaza Metropolitan District 1, Lakewood, Colorado,                    6/14 at 101.00         N/R          1,048,880
                 Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25


                                       52

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.1% (3.5% OF TOTAL INVESTMENTS)

$      15,000   Jacksonville, Florida, Transportation Revenue Bonds,                 10/11 at 100.00         AAA     $   15,857,700
                 Series 2001, 5.250%, 10/01/29 - MBIA Insured

        3,000   Miami-Dade County, Florida, Aviation Revenue Bonds,                  10/12 at 100.00         AAA          3,120,060
                 Miami International Airport, Series 2002, 5.375%, 10/01/32
                 (Alternative Minimum Tax) - FGIC Insured

        4,000   Miami-Dade County Health Facility Authority, Florida,                 8/11 at 101.00         AAA          4,161,240
                 Hospital Revenue Refunding Bonds, Miami Children's
                 Hospital, Series 2001A, 5.125%, 8/15/26 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.3% (0.9% OF TOTAL INVESTMENTS)

        5,940   DeKalb County, Georgia, General Obligation Bonds,                       No Opt. Call         Aaa          5,953,365
                 Series 2003A, 3.000%, 1/01/05


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 2.2% (1.4% OF TOTAL INVESTMENTS)

                Honolulu Board of Water Supply, Hawaii, Water System
                Revenue Bonds, Series 2001:
        3,000    5.250%, 7/01/26 - FSA Insured                                        7/11 at 100.00         AAA          3,179,850
        6,725    5.250%, 7/01/31 - FSA Insured                                        7/11 at 100.00         AAA          7,101,331


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.1% (7.6% OF TOTAL INVESTMENTS)

       15,270   Chicago, Illinois, General Obligation Refunding Bonds,                1/11 at 101.00         AAA         15,978,681
                 Series 2001A, 5.250%, 1/01/33 - MBIA Insured

        3,690   Chicago, Illinois, FHA/GNMA Collateralized Multifamily               12/11 at 100.00          A+          3,842,987
                 Housing Revenue Bonds, Stone Terrace Apartments,
                 Series 2001A, 5.750%, 12/20/42 (Alternative Minimum Tax)

        1,755   Chicago, Illinois, Special Facility Revenue Bonds, O'Hare               No Opt. Call         N/R            631,800
                 International Airport, United Air Lines Inc. Project,
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)#

        2,330   Chicago, Illinois, FNMA/GNMA Collateralized Single Family             4/11 at 105.00         AAA          2,471,757
                 Mortgage Revenue Bonds, Series 2001A, 6.250%, 10/01/32
                 (Alternative Minimum Tax)

        3,180   Illinois Development Finance Authority, Revenue Bonds,               12/21 at 100.00         BBB          3,284,399
                 Chicago Charter School Foundation Project, Series 2002A,
                 6.250%, 12/01/32

        5,000   Illinois Development Finance Authority, Revenue Bonds,                9/11 at 100.00         AAA          5,411,000
                 Illinois Wesleyan University, Series 2001, 5.500%, 9/01/32 -
                 AMBAC Insured

        3,100   Illinois Development Finance Authority, Revenue Bonds,                5/11 at 101.00          A-          3,306,987
                 Midwestern University, Series 2001B, 6.000%, 5/15/31

        5,000   Illinois Health Facilities Authority, Revenue Bonds, Edward           2/11 at 101.00         AAA          5,183,100
                 Hospital Obligated Group, Series 2001B, 5.250%, 2/15/34 -
                 FSA Insured

        3,000   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00        Baa2          3,084,660
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.250%, 5/01/34

        2,275   Illinois, Sales Tax Revenue Bonds, Series 2001, 5.500%, 6/15/16       6/11 at 100.00         AAA          2,549,115

        4,980   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/06 at 102.00         AAA          5,211,122
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 1996A, 5.250%, 6/15/27 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.8% (3.3% OF TOTAL INVESTMENTS)

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue         9/11 at 100.00          A+          2,059,240
                 Bonds, Methodist Hospitals Inc., Series 2001, 5.500%, 9/15/31

        2,500   Indiana Health Facility Financing Authority, Hospital Revenue           No Opt. Call         AAA          3,108,475
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured

                Indiana Transportation Finance Authority, Highway Revenue
                Bonds, Series 2003A:
        4,000    5.000%, 6/01/23 - FSA Insured                                        6/13 at 100.00         AAA          4,206,480
        6,000    5.000%, 6/01/24 - FSA Insured                                        6/13 at 100.00         AAA          6,283,380

        2,978   Indianapolis Airport Authority, Indiana, Specialty Facility          11/05 at 102.00         N/R            327,550
                 Revenue Bonds, United Air Lines Inc., Indianapolis
                 Maintenance Center Project, Series 1995A,
                 6.500%, 11/15/31 (Alternative Minimum Tax)#

        6,100   St. Joseph County Hospital Authority, Indiana, Revenue                2/09 at 102.00         BBB          6,056,019
                  Bonds, Madison Center Inc., Series 1999, 5.800%, 2/15/24


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.2% (0.2% OF TOTAL INVESTMENTS)

        1,000   Iowa Higher Education Loan Authority, Private College                10/12 at 100.00           A          1,039,960
                 Facility Revenue Bonds, Wartburg College, Series 2002,
                 5.500%, 10/01/28 - ACA Insured


                                       53


                        Nuveen Dividend Advantage Municipal Fund 2 (NXZ) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 3.9% (2.7% OF TOTAL INVESTMENTS)

$      17,000   Wichita, Kansas, Hospital Facilities Revenue Refunding               11/11 at 101.00          A+     $   17,828,070
                 and Improvement Bonds, Via Christi Health System Inc.,
                 Series 2001-III, 5.625%, 11/15/31


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.2% (2.2% OF TOTAL INVESTMENTS)

       17,060   Tobacco Settlement Financing Corporation, Louisiana,                  5/11 at 101.00         BBB         14,838,106
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                 5.875%, 5/15/39


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.0% (2.7% OF TOTAL INVESTMENTS)

        2,875   Massachusetts Port Authority, Special Facilities Revenue              7/07 at 102.00         AAA          3,100,285
                 Bonds, BOSFUEL Corporation, Series 1997, 5.750%, 7/01/39
                 (Alternative Minimum Tax) - MBIA Insured

       15,000   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA         15,159,150
                 System Revenue Bonds, Senior Series 1997A,
                 5.000%, 1/01/37 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 14.5% (9.8% OF TOTAL INVESTMENTS)

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                Bonds, Series 2001A:
       20,000    5.500%, 7/01/33 - FGIC Insured                                       7/11 at 101.00         AAA         21,731,000
       14,610    5.250%, 7/01/33 - FGIC Insured                                       7/11 at 100.00         AAA         15,432,835
       15,390    5.250%, 7/01/33 (Pre-refunded to 7/01/11) - FGIC Insured             7/11 at 100.00         AAA         17,424,404

        4,000   Michigan Municipal Bond Authority, Public School Academy             10/09 at 102.00         Ba1          4,161,760
                 Revenue Bonds, Detroit Academy of Arts and Sciences
                 Charter School, Series 2001A, 8.000%, 10/01/31

                Michigan State Hospital Finance Authority, Revenue Refunding
                Bonds, Detroit Medical Center Obligated Group, Series 1993A:
        2,000    6.250%, 8/15/13                                                      2/05 at 101.00         Ba3          1,889,940
        4,000    6.500%, 8/15/18                                                      2/05 at 101.00         Ba3          3,773,800

        2,000   Michigan State Hospital Finance Authority, Hospital                   8/08 at 101.00         Ba3          1,648,280
                 Revenue Bonds, Detroit Medical Center Obligated Group,
                 Series 1998A, 5.125%, 8/15/18


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 3.2% (2.2% OF TOTAL INVESTMENTS)

       14,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA         14,767,760
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/32 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.9% (0.6% OF TOTAL INVESTMENTS)

        4,000   Mississippi, Highway Revenue Bonds, Series 1999,                        No Opt. Call         AAA          4,081,640
                 5.250%, 6/01/05


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 4.8% (3.3% OF TOTAL INVESTMENTS)

       21,000   Missouri Health and Educational Facilities Authority, Revenue         6/11 at 101.00         AAA         21,956,970
                 Bonds, SSM Healthcare System, Series 2001A,
                 5.250%, 6/01/28 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 1.0% (0.7% OF TOTAL INVESTMENTS)

        4,370   Montana Board of Housing, Single Family Program Bonds,               12/10 at 100.00         AA+          4,523,780
                 Series 2001A-2, 5.700%, 6/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.5% (3.1% OF TOTAL INVESTMENTS)

       12,275   Director of Nevada State Department of Business and Industry,         1/10 at 100.00         AAA         12,733,348
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.375%, 1/01/40 - AMBAC Insured

        3,500   Director of Nevada State Department of Business and Industry,         1/10 at 102.00         N/R          3,543,470
                 Revenue Bonds, Las Vegas Monorail Project, Second Tier,
                 Series 2000, 7.375%, 1/01/40

                Henderson, Nevada, Healthcare Facility Revenue Bonds,
                Catholic Healthcare West, Series 1998A:
        1,670    5.250%, 7/01/18 (Pre-refunded to 7/01/08)                            7/08 at 101.00     BBB+***          1,833,927
        2,330    5.250%, 7/01/18                                                      7/08 at 101.00        BBB+          2,378,464


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 2.4% (1.5% OF TOTAL INVESTMENTS)

        8,000   New Hampshire Business Finance Authority, Pollution                  10/08 at 102.00          A3          8,365,120
                 Control Remarketed Revenue Refunding Bonds, Connecticut
                 Light and Power Company, Series 1992A, 5.850%, 12/01/22

        2,360   New Hampshire Housing Finance Agency, Single Family                   5/11 at 100.00         Aa2          2,401,512
                 Mortgage Acquisition Bonds, Series 2001A, 5.700%, 1/01/31
                 (Alternative Minimum Tax)


                                       54

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.3% (0.8% OF TOTAL INVESTMENTS)

$       3,995   New Jersey Economic Development Authority, Special                   11/10 at 101.00           B     $    3,163,641
                 Facilities Revenue Bonds, Continental Airlines Inc.,
                 Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
          425    6.750%, 6/01/39                                                      6/13 at 100.00         BBB            416,883
        2,700    6.250%, 6/01/43                                                      6/13 at 100.00         BBB          2,442,366


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 5.2% (3.6% OF TOTAL INVESTMENTS)

                New Mexico Hospital Equipment Loan Council, Hospital Revenue
                Bonds, Presbyterian Healthcare Services, Series 2001A:
       12,000    5.500%, 8/01/25                                                      8/11 at 101.00         Aa3         12,636,840
       10,800    5.500%, 8/01/30                                                      8/11 at 101.00         Aa3         11,230,704


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 6.0% (4.1% OF TOTAL INVESTMENTS)

        6,000   Long Island Power Authority, New York, Electric System                5/11 at 100.00          A-          6,240,060
                 General Revenue Bonds, Series 2000L, 5.375%, 5/01/33

       12,000   New York City Municipal Water Finance Authority,                      6/11 at 101.00         AA+         12,373,560
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2001C, 5.125%, 6/15/33

        5,000   New York City Industrial Development Agency, New York,                8/12 at 101.00         CCC          3,785,450
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative
                 Minimum Tax)

        4,900   Dormitory Authority of the State of New York, Revenue                 7/10 at 101.00         Ba1          5,231,828
                 Bonds, Mount Sinai NYU Health Obligated Group,
                 Series 2000A, 6.625%, 7/01/19


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.7% (1.1% OF TOTAL INVESTMENTS)

        2,950   North Carolina Capital Facilities Financing Agency, Revenue           4/13 at 100.00         AAA          3,018,057
                 Bonds, Johnson and Wales University, Series 2003A,
                 5.000%, 4/01/33 - XLCA Insured

        4,500   North Carolina Eastern Municipal Power Agency, Power                  1/09 at 102.00         BBB          4,824,045
                 System Revenue Refunding Bonds, Series 1999B,
                 5.600%, 1/01/15


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.7% (0.5% OF TOTAL INVESTMENTS)

        3,255   North Dakota Housing Finance Agency, Home Mortgage                    7/10 at 100.00         Aa2          3,324,657
                 Finance Program Refunding Bonds, Series 2001A,
                 5.550%, 1/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.4% (0.3% OF TOTAL INVESTMENTS)

        1,845   Columbus City School District, Franklin County, Ohio,                 6/13 at 100.00         AAA          1,907,379
                 General Obligation Bonds, Series 2003,
                 5.000%, 12/01/28 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.9% (0.6% OF TOTAL INVESTMENTS)

                Oklahoma Development Finance Authority, Revenue
                Refunding Bonds, Hillcrest Healthcare System, Series 1999A:
        2,655    5.125%, 8/15/10 (Pre-refunded to 8/15/09)                            8/09 at 101.00         AAA          2,950,103
        1,000    5.200%, 8/15/11 (Pre-refunded to 8/15/09)                            8/09 at 101.00         AAA          1,114,490


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 3.9% (2.7% OF TOTAL INVESTMENTS)

        8,000   Clackamas County Hospital Facility Authority, Oregon,                 5/11 at 101.00          AA          8,472,560
                 Revenue Refunding Bonds, Legacy Health System,
                 Series 2001, 5.250%, 5/01/21

        9,000   Oregon Department of Administrative Services, Certificates            5/11 at 101.00         AAA          9,298,440
                 of Participation, Series 2001D, 5.000%, 5/01/26 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.7% (2.5% OF TOTAL INVESTMENTS)

        5,000   Allegheny County Hospital Development Authority,                     11/10 at 102.00          B1          5,767,700
                 Pennsylvania, Revenue Bonds, West Penn Allegheny
                 Health System, Series 2000B, 9.250%, 11/15/30

        2,460   Carbon County Industrial Development Authority,                         No Opt. Call        BBB-          2,669,617
                 Pennsylvania, Resource Recovery Revenue Refunding
                 Bonds, Panther Creek Partners Project, Series 2000,
                 6.650%, 5/01/10 (Alternative Minimum Tax)

        8,000   Pennsylvania Higher Educational Facilities Authority, Revenue         1/11 at 101.00           A          8,553,680
                 Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31


                                       55


                        Nuveen Dividend Advantage Municipal Fund 2 (NXZ) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.1% (0.1% OF TOTAL INVESTMENTS)

$         630   South Carolina Public Service Authority, Revenue Refunding            1/06 at 102.00         AAA     $      668,915
                 Bonds, Santee Cooper Electric System, Series 1996A,
                 5.750%, 1/01/22 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 1.1% (0.8% OF TOTAL INVESTMENTS)

        4,820   South Dakota Housing Development Authority, Remarketed                5/09 at 102.00         AAA          5,124,624
                 Homeownership Mortgage Bonds, Series 1997E-4,
                 5.450%, 5/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 24.3% (16.5% OF TOTAL INVESTMENTS)

        7,500   Austin, Texas, Electric Utility System Revenue Refunding             11/10 at 100.00         AAA          7,729,575
                 Bonds, Series 2001, 5.000%, 11/15/30 - FSA Insured (PLG1)

                Dallas-Fort Worth International Airport Public Facility
                Corporation, Texas, Airport Hotel Revenue Bonds, Series 2001:
       15,000    5.250%, 1/15/26 - FSA Insured                                        1/09 at 100.00         AAA         15,841,200
        1,750    5.200%, 1/15/31 - FSA Insured                                        1/09 at 100.00         AAA          1,834,140

        6,000   Decatur Hospital Authority, Texas, Revenue Bonds, Wise                9/14 at 100.00         N/R          6,116,340
                 Regional Health System, Series 2004A, 7.125%, 9/01/34

       10,000   Gulf Coast Industrial Development Authority, Texas, Solid             4/12 at 100.00         Ba3         11,114,900
                 Waste Disposal Revenue Bonds, Citgo Petroleum
                 Corporation Project, Series 1998, 8.000%, 4/01/28
                 (Alternative Minimum Tax)

        3,000   Harris County Health Facilities Development Corporation,              7/09 at 101.00         AAA          3,151,380
                 Texas, Revenue Bonds, Christus Health, Series 1999A,
                 5.375%, 7/01/24 - MBIA Insured

       40,000   Harris County-Houston Sports Authority, Texas, Senior                 11/30 at 54.04         AAA          5,221,200
                 Lien Revenue Refunding Bonds, Series 2001A,
                 0.000%, 11/15/40 - MBIA Insured (PLG2)

       30,980   Harris County-Houston Sports Authority, Texas, Junior Lien           11/11 at 100.00         AAA         31,949,984
                 Revenue Refunding Bonds, Series 2001B,
                 5.250%, 11/15/40 - MBIA Insured

                Hays Consolidated Independent School District, Hays
                County, Texas, General Obligation School
                Building Bonds, Series 2001:
       10,715    0.000%, 8/15/25                                                       8/11 at 43.18         AAA          3,453,444
       12,940    0.000%, 8/15/26                                                       8/11 at 40.60         AAA          3,847,191

                Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,
                Convention and Entertainment Project, Series 2001B:
        5,000    0.000%, 9/01/30 - AMBAC Insured                                        No Opt. Call         AAA          1,277,900
        5,000    0.000%, 9/01/31 - AMBAC Insured                                        No Opt. Call         AAA          1,205,850

        5,000   Metro Health Facilities Development Corporation, Texas,               1/11 at 100.00          B1          4,833,550
                 Hospital Revenue Bonds, Wilson N. Jones Memorial
                 Hospital, Series 2001, 7.250%, 1/01/31

       10,500   Texas, General Obligation Bonds, Water Financial                      8/11 at 100.00         Aa1         10,936,905
                 Assistance Program, Series 2001, 5.250%, 8/01/35

        2,000   Tom Green County Health Facilities Development                        5/11 at 101.00        Baa3          2,153,800
                 Corporation, Texas, Hospital Revenue Bonds, Shannon
                 Health System Project, Series 2001, 6.750%, 5/15/21


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.2% (0.1% OF TOTAL INVESTMENTS)

        5,000   Pocahontas Parkway Association, Virginia, Senior Lien                  8/08 at 23.55          BB            755,900
                 Revenue Bonds, Route 895 Connector Toll Road,
                 Series 1998B, 0.000%, 8/15/33


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 5.9% (4.0% OF TOTAL INVESTMENTS)

                Seattle, Washington, Municipal Light and Power Revenue
                Refunding and Improvement Bonds, Series 2001:
        4,820    5.500%, 3/01/19 - FSA Insured                                        3/11 at 100.00         AAA          5,360,659
        7,250    5.125%, 3/01/26 - FSA Insured                                        3/11 at 100.00         AAA          7,496,210

        3,500   Tacoma, Washington, Electric System Revenue Refunding                 1/11 at 101.00         AAA          3,976,420
                 Bonds, Series 2001A, 5.750%, 1/01/18 - FSA Insured

        2,000   Washington, Certificates of Participation, Washington                 7/09 at 100.00         AAA          2,192,600
                 Convention and Trade Center, Series 1999,
                 5.125%, 7/01/13 - MBIA Insured

        7,500   Washington State Healthcare Facilities Authority, Revenue            10/11 at 100.00         AAA          8,022,900
                 Bonds, Sisters of Providence Health System,
                 Series 2001A, 5.250%, 10/01/21 - MBIA Insured


                                       56

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.1% (0.8% OF TOTAL INVESTMENTS)

$       5,000   Mason County, West Virginia, Pollution Control Revenue               10/11 at 100.00         BBB     $    5,107,900
                 Bonds, Appalachian Power Company, Series 2003L,
                 5.500%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,000   Wisconsin Health and Educational Facilities Authority,                5/12 at 100.00         N/R          1,045,290
                 Revenue Bonds, Divine Savior Healthcare,
                 Series 2002A, 7.375%, 5/01/26

        2,100   Wisconsin Health and Educational Facilities Authority,                8/13 at 100.00           A          2,104,265
                 Revenue Bonds, Wheaton Franciscan Services Inc.,
                 Series 2003A, 5.125%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
$     751,003   Total Long-Term Investments (cost $632,726,167) - 146.7%                                                671,348,078
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      8,203,625
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.5)%                                                       (222,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  457,551,703
                ====================================================================================================================

FORWARD SWAP CONTRACTS OUTSTANDING AT OCTOBER 31, 2004:                                                     SWAP         UNREALIZED
                                                                                        EFFECTIVE    TERMINATION       APPRECIATION
                                                                      NOTIONAL AMOUNT        DATE(2)        DATE      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Agreement with JPMorgan dated July 1, 2004, to pay semi-annually the notional amount multiplied by 5.805% (annualized) and
receive quarterly the notional amount multiplied by the
three-month USD-LIBOR (United States Dollar-London
Inter-Bank Offered Rates).                                                $20,000,000     2/02/05        2/02/25        $(1,774,484)

Agreement with Morgan Stanley dated July 15, 2004, to pay
semi-annually the notional amount multiplied by 5.717%
(annualized) and receive quarterly the notional amount
multiplied by the three-month USD-LIBOR (United States
Dollar-London Inter-Bank Offered Rates).                                   21,000,000     1/14/05        1/14/35         (1,757,924)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $(3,532,408)
------------------------------------------------------------------------------------------------------------------------------------

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                  (PLG1) Portion of security, with an aggregate market value of $1,772,649, has been pledged to collateralize the net payment obligations under forward swap contracts.

                  (PLG2) Portion of security, with an aggregate market value of $2,268,882, has been pledged to collateralize the net payment obligations under forward swap contracts.

                                 See accompanying notes to financial statements.

                        Nuveen Dividend Advantage Municipal Fund 3 (NZF)
                        Portfolio of
                                INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 0.9% (0.6% OF TOTAL INVESTMENTS)

$       5,655   Alabama State Port Authority, Revenue Bonds, State Docks             10/11 at 100.00         AAA     $    5,865,479
                 Department Facilities, Series 2001, 5.250%, 10/01/26
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.7% (0.5% OF TOTAL INVESTMENTS)

        4,000   Alaska Student Loan Corporation, Student Loan Revenue                 7/08 at 100.00         AAA          4,192,640
                 Bonds, Series 1998A, 5.250%, 7/01/14 (Alternative
                 Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.9% (0.6% OF TOTAL INVESTMENTS)

                Sebastian County Health Facilities Board, Arkansas, Hospital
                Revenue Improvement Bonds, Sparks Regional Medical Center,
                Series 2001A:
        1,805    5.500%, 11/01/13                                                    11/11 at 101.00        Baa1          1,942,884
        1,900    5.500%, 11/01/14                                                    11/11 at 101.00        Baa1          2,026,806
        1,555    5.250%, 11/01/21                                                    11/11 at 101.00        Baa1          1,577,827


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 10.3% (7.0% OF TOTAL INVESTMENTS)

        5,000   California Infrastructure Economic Development Bank,                  8/11 at 102.00           A          5,217,150
                 Revenue Bonds, Kaiser Hospital Assistance LLC,
                 Series 2001A, 5.550%, 8/01/31

       18,850   California, General Obligation Veterans Welfare Bonds,                6/07 at 101.00         AAA         19,401,740
                 Series 2001BZ, 5.350%, 12/01/21 (Alternative Minimum
                 Tax) - MBIA Insured

        1,500   California Statewide Community Development Authority,                10/15 at 103.00         N/R          1,649,160
                 Senior Lien Revenue Bonds, East Valley Tourist Authority,
                 Series 2003B, 9.250%, 10/01/20

        5,000   California Statewide Community Development Authority,                   No Opt. Call           A          4,996,750
                 Revenue Bonds, Kaiser Permanente System, Series 2004G,
                 2.300%, 4/01/34 (Mandatory put 5/01/07)

                Los Angeles Regional Airports Improvement Corporation,
                California, Lease Revenue Refunding Bonds, LAXFUEL Corporation
                at Los Angeles International Airport, Series 2001:
       13,955    5.750%, 1/01/16 (Alternative Minimum Tax) - AMBAC Insured            1/12 at 100.00         AAA         15,613,273
        5,000    5.375%, 1/01/21 (Alternative Minimum Tax) - AMBAC Insured            1/12 at 100.00         AAA          5,238,450
        1,500    5.250%, 1/01/23 (Alternative Minimum Tax) - AMBAC Insured            1/12 at 100.00         AAA          1,545,495
       10,000    5.500%, 1/01/32 (Alternative Minimum Tax) - AMBAC Insured            1/12 at 100.00         AAA         10,337,100


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 7.9% (5.3% OF TOTAL INVESTMENTS)

        2,250   Canterberry Crossing Metropolitan District II, Parker,               12/12 at 100.00         N/R          2,300,535
                 Colorado, Limited Tax General Obligation Bonds,
                 Series 2002, 7.375%, 12/01/32

        1,775   Colorado Educational and Cultural Facilities Authority,               6/11 at 100.00         Ba1          1,843,089
                 Charter School Revenue Bonds, Weld County School
                 District 6 - Frontier Academy, Series 2001, 7.375%, 6/01/31

        3,250   Colorado Educational and Cultural Facilities Authority,               5/12 at 102.00         N/R          3,404,895
                 Charter School Revenue Bonds, Montessori Peaks Building
                 Foundation, Series 2002A, 8.000%, 5/01/32

        1,700   Colorado Educational and Cultural Facilities Authority,               3/12 at 100.00         N/R          1,725,466
                 Charter School Revenue Bonds, Belle Creek Education
                 Center, Series 2002A, 7.625%, 3/15/32

        3,380   Colorado Housing Finance Authority, Multifamily Project              10/11 at 100.00         AAA          3,496,711
                 Bonds, Class I, Series 2001A-1, 5.500%, 4/01/31
                 (Alternative Minimum Tax)

       10,100   Colorado Springs, Colorado, Utility System Revenue Refunding         11/07 at 100.00          AA         10,712,060
                 and Improvement Bonds, Series 1997A, 5.375%, 11/15/26

        2,000   Denver City and County, Colorado, Airport System Revenue             11/11 at 100.00         AAA          2,203,820
                 Refunding Bonds, Series 2001A, 5.500%, 11/15/16 (Alternative
                 Minimum Tax) - FGIC Insured

                Denver City and County, Colorado, Airport System Revenue
                Bonds, Series 1996A:
       19,150    5.750%, 11/15/16 - MBIA Insured                                     11/06 at 101.00         AAA         20,721,258
        1,105    5.500%, 11/15/25 - MBIA Insured                                     11/06 at 101.00         AAA          1,175,875

        1,000   Plaza Metropolitan District 1, Lakewood, Colorado, Tax                6/14 at 101.00         N/R          1,048,880
                 Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25


                                       58

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DELAWARE - 0.6% (0.4% OF TOTAL INVESTMENTS)

$       3,390   Delaware State Housing Authority, Multifamily Mortgage                7/12 at 100.00         Aa3     $    3,448,274
                 Revenue Bonds, Series 2001A, 5.400%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.1% (0.7% OF TOTAL INVESTMENTS)

        6,000   District of Columbia, Revenue Bonds, Catholic University of          10/09 at 101.00         AAA          6,581,760
                 America, Series 1999, 5.625%, 10/01/29 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.0% (1.4% OF TOTAL INVESTMENTS)

        2,000   Dade County, Florida, Water and Sewerage System Revenue              10/07 at 102.00         AAA          2,207,520
                 Bonds, Series 1997, 5.375%, 10/01/16 - FGIC Insured

        2,230   Florida State Board of Education, Full Faith and Credit Public        6/05 at 101.00         AA+          2,273,017
                 Education Capital Outlay Refunding Bonds, Series 1995D,
                 4.750%, 6/01/22

                Orange County Housing Finance Authority, Florida, Multifamily
                Housing Revenue Bonds, Oak Glen Apartments, Series 2001G:
        1,105    5.400%, 12/01/32 - FSA Insured                                      12/11 at 100.00         AAA          1,138,835
        2,195    5.450%, 12/01/41 - FSA Insured                                      12/11 at 100.00         AAA          2,259,445

        4,175   Pace Property Finance Authority Inc., Florida, Utility System         9/07 at 102.00         AAA          4,579,391
                 Improvement and Revenue Refunding Bonds, Series 1997,
                 5.250%, 9/01/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.3% (1.5% OF TOTAL INVESTMENTS)

        5,000   Atlanta, Georgia, Airport General Revenue Bonds,                      1/10 at 101.00         AAA          5,268,450
                 Series 2000B, 5.625%, 1/01/30 (Alternative Minimum
                 Tax) - FGIC Insured

        2,700   Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station             12/11 at 101.00         N/R          2,932,929
                 Project, Series 2001, 7.900%, 12/01/24

        3,600   Gainesville and Hall County Hospital Authority, Georgia,              5/11 at 100.00          A-          3,702,348
                 Revenue Anticipation Certificates, Northeast Georgia
                 Health Services Inc., Series 2001, 5.500%, 5/15/31

        2,000   Henry County Water and Sewerage Authority, Georgia,                   2/10 at 101.00         AAA          2,207,500
                 Revenue Bonds, Series 2000, 5.625%, 2/01/30 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.9% (0.6% OF TOTAL INVESTMENTS)

        5,125   Hawaii, Highway Revenue Bonds, Series 2001,                           7/11 at 100.00         AAA          5,665,790
                 5.375%, 7/01/21 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 16.3% (11.0% OF TOTAL INVESTMENTS)

        3,000   Chicago, Illinois, General Obligation Bonds, Neighborhoods            1/11 at 100.00         AAA          3,253,020
                 Alive 21 Program, Series 2001A, 5.500%, 1/01/31 -
                 FGIC Insured

        8,375   Chicago, Illinois, Revenue Bonds, Midway Airport,                     1/11 at 101.00         AAA          9,064,765
                 Series 2001A, 5.500%, 1/01/19 (Alternative Minimum
                 Tax) - FSA Insured

        4,950   Chicago, Illinois, Second Lien Passenger Facility Charge              1/11 at 101.00         AAA          5,122,161
                 Revenue Bonds, O'Hare International Airport,
                 Series 2001A, 5.375%, 1/01/32 (Alternative
                 Minimum Tax) - AMBAC Insured

        1,750   Chicago, Illinois, Sales Tax Revenue Bonds, Series 1998,              7/08 at 102.00         AAA          1,830,990
                 5.250%, 1/01/28 - FGIC Insured

       10,800   Chicago, Illinois, Sales Tax Revenue Bonds, Series 1999,              1/09 at 101.00         AAA         12,062,952
                 5.375%, 1/01/30 (Pre-refunded to 1/01/09) - FGIC Insured

                Chicago, Illinois, Second Lien Wastewater Transmission
                Revenue Bonds, Series 2001A:
        2,220    5.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA          2,579,529
        8,610    5.500%, 1/01/26 (Pre-refunded to 1/01/11) - AMBAC Insured            1/11 at 100.00         AAA          9,806,446

       10,000   Chicago, Illinois, Senior Lien Water Revenue Bonds,                  11/11 at 100.00         AAA         11,208,900
                 Series 2001, 5.000%, 11/01/26 (Pre-refunded to
                 11/01/11) - AMBAC Insured

        1,100   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/10 at 101.00        Baa2          1,156,969
                 Medical Center, Series 2000, 6.500%, 5/15/30

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Loyola           7/11 at 100.00        Baa1         15,444,600
                 University Health System, Series 2001A, 6.125%, 7/01/31

        9,000   Illinois Health Facilities Authority, Revenue Bonds, Covenant        12/11 at 101.00        BBB+          9,075,060
                 Retirement Communities Inc., Series 2001, 5.875%, 12/01/31

        2,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          2,284,420
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 1998A, 5.500%, 6/15/29 - FGIC Insured


                                       59


                        Nuveen Dividend Advantage Municipal Fund 3 (NZF) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$      16,900   Metropolitan Pier and Exposition Authority, Illinois, Revenue        12/09 at 101.00         AAA     $   17,771,533
                 Bonds, McCormick Place Expansion Project, Series 1999A,
                 5.250%, 12/15/28 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.7% (3.2% OF TOTAL INVESTMENTS)

                Clark-Pleasant Community School Building Corporation,
                Indiana, First Mortgage Bonds, Series 2001:
        1,255    5.000%, 7/15/21 - AMBAC Insured                                      1/12 at 100.00         AAA          1,322,017
        1,000    5.000%, 1/15/26 - AMBAC Insured                                      1/12 at 100.00         AAA          1,029,500

                Evansville Vanderburgh Public Library Lease Corporation,
                Indiana, First Mortgage Bonds, Series 2001:
        2,000    5.750%, 7/15/18 - MBIA Insured                                       7/12 at 100.00         AAA          2,237,160
        2,750    5.125%, 1/15/24 - MBIA Insured                                       1/12 at 100.00         AAA          2,871,880

        3,455   Gary, Indiana, GNMA/FHA Mortgage Revenue Bonds,                      11/11 at 102.00         AAA          3,545,210
                 Windsor Square Project, Series 2001A, 5.375%, 10/20/41
                 (Alternative Minimum Tax)

        1,250   Hamilton Southeastern Cumberland Campus School Building               1/12 at 100.00         AAA          1,313,838
                 Corporation, Indiana, First Mortgage Bonds, Series 2001,
                 5.125%, 1/15/23 - AMBAC Insured

        9,500   Indiana Educational Facilities Authority, Revenue Bonds,              2/11 at 100.00         AAA         10,363,455
                 Butler University, Series 2001, 5.500%, 2/01/26 -
                 MBIA Insured

        2,650   Indianapolis Airport Authority, Indiana, Specialty Facility          11/05 at 102.00         N/R            291,509
                 Revenue Bonds, United Airlines Inc., Indianapolis Maintenance
                 Center Project, Series 1995A, 6.500%, 11/15/31
                 (Alternative Minimum Tax)#

        3,500   University of Southern Indiana, Student Fee Bonds,                   10/11 at 100.00         Aaa          3,689,140
                 Series 2001H, 5.000%, 10/01/21 - AMBAC Insured

                Wayne County Jail Holding Corporation, Indiana, First
                Mortgage Bonds, Series 2001:
        1,150    5.625%, 7/15/18 - AMBAC Insured                                      1/13 at 101.00         AAA          1,322,523
        1,090    5.500%, 7/15/22 - AMBAC Insured                                      1/13 at 101.00         AAA          1,219,405


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 4.7% (3.2% OF TOTAL INVESTMENTS)

        2,000   Iowa Finance Authority, Healthcare Revenue Bonds,                     5/11 at 100.00         AAA          2,067,000
                 Great River Medical Center, Series 2001, 5.250%, 5/15/31 -
                 FSA Insured

                Iowa Tobacco Settlement Authority, Tobacco Settlement
                Asset-Backed Revenue Bonds, Series 2001B:
       28,000    5.300%, 6/01/25                                                      6/11 at 101.00         BBB         23,723,000
        3,950    5.600%, 6/01/35                                                      6/11 at 101.00         BBB          3,283,833


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 3.1% (2.1% OF TOTAL INVESTMENTS)

       18,500   Louisville and Jefferson County Metropolitan Sewer                   11/11 at 101.00         AAA         19,415,380
                 District, Kentucky, Sewer and Drainage System Revenue
                 Bonds, Series 2001A, 5.125%, 5/15/27 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.8% (2.6% OF TOTAL INVESTMENTS)

       19,890   Tobacco Settlement Financing Corporation, Louisiana,                  5/11 at 101.00         BBB         17,299,526
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                 5.875%, 5/15/39

        6,000   West Feliciana Parish, Louisiana, Remarketed Pollution               11/04 at 101.00         BB+          6,162,120
                 Control Revenue Bonds, Gulf States Utilities Company,
                 Series 1985A, 7.500%, 5/01/15


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.2% (0.8% OF TOTAL INVESTMENTS)

                Maine State Housing Authority, Mortgage Purchase Bonds,
                Series 2001B:
        4,610    5.400%, 11/15/21 (Alternative Minimum Tax)                          11/10 at 100.00         AA+          4,833,539
        2,285    5.500%, 11/15/32 (Alternative Minimum Tax)                          11/10 at 100.00         AA+          2,355,309


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.1% (1.4% OF TOTAL INVESTMENTS)

                Maryland Community Development Administration, Multifamily
                Housing Insured Mortgage Loans, Series 2001B:
          715    5.250%, 5/15/21 (Alternative Minimum Tax)                            5/11 at 100.00         Aa2            748,183
        1,570    5.250%, 7/01/21 (Alternative Minimum Tax)                            7/11 at 100.00         Aa2          1,644,026

       10,600   Maryland Energy Financing Administration, Revenue Bonds,              9/05 at 102.00         N/R         10,856,414
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)


                                       60

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.9% (0.6% OF TOTAL INVESTMENTS)

$       5,000   Massachusetts Port Authority, Special Facilities Revenue              1/11 at 101.00         AAA     $    5,223,450
                 Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/18
                 (Alternative Minimum Tax) - AMBAC Insured

          405   Massachusetts Housing Finance Agency, Single Family                   6/09 at 100.00         AAA            407,118
                 Housing Revenue Bonds, Series 71, 5.650%, 6/01/31
                 (Alternative Minimum Tax) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 8.6% (5.8% OF TOTAL INVESTMENTS)

       15,000   Detroit City School District, Wayne County, Michigan,                   No Opt. Call         AAA         18,281,550
                 Unlimited Tax School Building and Site Improvement Bonds,
                 Series 2001A, 6.000%, 5/01/29 - FSA Insured

       11,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/11 at 101.00          AA         11,530,310
                 Spectrum Health, Series 2001A, 5.500%, 1/15/31

        3,485   Michigan State Hospital Finance Authority, Hospital Revenue             No Opt. Call         AAA          3,916,548
                 Refunding Bonds, Sisters of Mercy Health Corporation,
                 Series 1993P, 5.375%, 8/15/14 - MBIA Insured

                Michigan State Hospital Finance Authority, Hospital Revenue
                Refunding Bonds, Sparrow Obligated Group, Series 2001:
        1,400    5.500%, 11/15/21                                                    11/11 at 101.00          A1          1,485,344
        2,500    5.625%, 11/15/31                                                    11/11 at 101.00          A1          2,601,550

       12,640   Royal Oak Hospital Finance Authority, Michigan, Hospital             11/11 at 100.00         AAA         13,113,874
                 Revenue Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/31 - MBIA Insured

        2,395   Ypsilanti Community Utilities Authority, Washtenaw County,            5/11 at 100.00         AAA          2,464,790
                 Michigan, General Obligation Bonds, Sanitary Sewerage
                 System 3, Series 2001, 5.100%, 5/01/31 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,370   Dakota County Community Development Agency, Minnesota,               10/11 at 105.00         Aaa          2,457,927
                 GNMA Collateralized Multifamily Housing Revenue Bonds,
                 Rose Apartments Project, Series 2001, 6.350%, 10/20/37
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.4% (1.0% OF TOTAL INVESTMENTS)

        2,155   Mississippi Business Finance Corporation, GNMA Collateralized         5/09 at 103.00         AAA          2,256,759
                 Retirement Facility Mortgage Revenue Refunding Bonds,
                 Aldersgate Retirement Community Inc. Project, Series 1999A,
                 5.450%, 5/20/34

        6,420   Mississippi, Highway Revenue Bonds, Series 1999,                        No Opt. Call         AAA          6,551,032
                 5.250%, 6/01/05


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.6% (1.6% OF TOTAL INVESTMENTS)

        2,000   Fenton, Missouri, Tax Increment Refunding and Improvement            10/12 at 100.00         N/R          2,059,240
                 Revenue Bonds, Gravois Bluffs Redevelopment Project,
                 Series 2002, 6.125%, 10/01/21

                Missouri Development Finance Board, Cultural Facilities
                Revenue Bonds, Nelson Gallery Foundation, Series 2001A:
        3,335    5.250%, 12/01/19 - MBIA Insured                                     12/11 at 100.00         AAA          3,696,047
        3,510    5.250%, 12/01/20 - MBIA Insured                                     12/11 at 100.00         AAA          3,864,335
        3,695    5.250%, 12/01/21 - MBIA Insured                                     12/11 at 100.00         AAA          4,046,247
        2,040    5.250%, 12/01/22 - MBIA Insured                                     12/11 at 100.00         AAA          2,212,094


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.9% (0.6% OF TOTAL INVESTMENTS)

        5,000   Montana Board of Investments, Exempt Facility Revenue                 7/10 at 101.00         Ba3          5,295,100
                 Bonds, Stillwater Mining Company Project, Series 2000,
                 8.000%, 7/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.2% (0.8% OF TOTAL INVESTMENTS)

                Nebraska Investment Finance Authority, Single Family Housing
                Revenue Bonds, Series 2001D:
        2,980    5.250%, 9/01/21 (Alternative Minimum Tax)                            9/11 at 100.00         AAA          3,111,031
        4,020    5.375%, 9/01/32 (Alternative Minimum Tax)                            9/11 at 100.00         AAA          4,120,178


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 7.6% (5.2% OF TOTAL INVESTMENTS)

       35,000   Clark County, Nevada, Limited Tax General Obligation Bank             7/10 at 100.00         AAA         38,137,050
                 Bonds, Series 2000, 5.500%, 7/01/30 - MBIA Insured

        4,000   Director of Nevada State Department of Business and                   1/10 at 102.00         N/R          4,049,680
                 Industry, Revenue Bonds, Las Vegas Monorail Project,
                 Second Tier, Series 2000, 7.375%, 1/01/40

          570   Nevada Housing Division, Single Family Mortgage Senior                4/08 at 101.50         Aaa            595,684
                 Bonds, Series 1998A-1, 5.300%, 4/01/18 (Alternative
                 Minimum Tax)


                                       61


                        Nuveen Dividend Advantage Municipal Fund 3 (NZF) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA (continued)

$       4,290   University of Nevada, Revenue Bonds, Community College                1/12 at 100.00         AAA     $    4,547,400
                 System, Series 2001A, 5.250%, 7/01/26 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.4% (0.2% OF TOTAL INVESTMENTS)

        2,000   New Hampshire Health and Education Authority, Hospital               10/11 at 101.00         Aaa          2,170,960
                 Revenue Bonds, Concord Hospital, Series 2001,
                 5.500%, 10/01/21 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.4% (1.7% OF TOTAL INVESTMENTS)

       10,000   New Jersey Economic Development Authority, Water                     11/12 at 101.00         Aaa         10,405,300
                 Facilities Revenue Bonds, American Water Company,
                 Series 2002A, 5.250%, 11/01/32 (Alternative Minimum
                 Tax) - AMBAC Insured

        4,125   New Jersey Transit Corporation, Certificates of Participation,          No Opt. Call         AAA          4,732,076
                 Federal Transit Administration Grants, Series 2002A,
                 5.500%, 9/15/13 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 5.3% (3.6% OF TOTAL INVESTMENTS)

        1,780   East Rochester Housing Authority, New York, GNMA Secured             10/11 at 101.00         AAA          1,853,158
                 Revenue Bonds, Gates Senior Housing Inc. Project,
                 Series 2001, 5.300%, 4/20/31

        5,350   Metropolitan Transportation Authority, New York, Dedicated           11/11 at 100.00         AAA          5,488,726
                 Tax Fund Bonds, Series 2001A, 5.000%, 11/15/31 -
                 FGIC Insured

        4,155   Monroe County Airport Authority, New York, Revenue                      No Opt. Call         AAA          4,730,343
                 Refunding Bonds, Greater Rochester International Airport,
                 Series 1999, 5.750%, 1/01/13 (Alternative Minimum Tax) -
                 MBIA Insured

        2,500   New York City, New York, General Obligation Bonds, Fiscal             8/12 at 100.00         AAA          2,861,250
                 Series 2002G, 5.625%, 8/01/20 - MBIA Insured

                New York City Municipal Water Finance Authority, New York, Water
                and Sewerage System Revenue Bonds, Fiscal Series 2001A:
        8,610    5.500%, 6/15/33 - MBIA Insured                                       6/10 at 101.00         AAA          9,325,319
        5,710    5.500%, 6/15/33 - FGIC Insured                                       6/10 at 101.00         AAA          6,184,387

        2,000   New York Tobacco Settlement Financing Corporation,                    6/11 at 100.00         AA-          2,219,220
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/16


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,800   North Carolina Municipal Power Agency 1, Catawba Electric               No Opt. Call        BBB+          2,007,108
                 Revenue Bonds, Series 2003A, 5.500%, 1/01/13


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.8% (1.8% OF TOTAL INVESTMENTS)

        5,265   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     3/08 at 101.50         AAA          5,488,131
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 1998A-1, 5.300%, 9/01/19 (Alternative
                 Minimum Tax) - FSA Insured

        7,800   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R          8,002,020
                 Revenue Bonds, Bay Shore Power, Series 1998B,
                 6.625%, 9/01/20 (Alternative Minimum Tax)

                Portage County, Ohio, General Obligation Bonds, Series 2001:
        1,870    5.000%, 12/01/21 - FGIC Insured                                     12/11 at 100.00         AAA          1,980,237
        1,775    5.000%, 12/01/23 - FGIC Insured                                     12/11 at 100.00         AAA          1,860,661


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,500   Oklahoma Development Finance Authority, Revenue                       8/09 at 101.00         AAA          2,822,750
                 Refunding Bonds, Hillcrest Healthcare System,
                 Series 1999A, 5.625%, 8/15/29 (Pre-refunded to 8/15/09)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 2.5% (1.7% OF TOTAL INVESTMENTS)

        4,700   Oregon Health, Housing, Educational and Cultural Facilities          11/11 at 101.00         AAA          5,033,230
                 Authority, Revenue Bonds, PeaceHealth Project, Series 2001,
                 5.250%, 11/15/21 - AMBAC Insured

       10,000   Oregon Housing and Community Services Department,                     7/10 at 100.00         Aa2         10,381,700
                 Multifamily Housing Revenue Bonds, Series 2000A,
                 6.050%, 7/01/42 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.9% (1.3% OF TOTAL INVESTMENTS)

                Allegheny County Hospital Development Authority, Pennsylvania,
                Revenue Bonds, West Penn Allegheny Health System, Series 2000B:
        2,000    9.250%, 11/15/22                                                    11/10 at 102.00          B1          2,307,080
        2,000    9.250%, 11/15/30                                                    11/10 at 102.00          B1          2,307,080


                                       62

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$       3,500   Pennsylvania Economic Development Financing Authority,                1/05 at 101.00        BBB-     $    3,543,575
                 Senior Lien Resource Recovery Revenue Bonds, Northampton
                 Generating Project, Series 1994A, 6.600%, 1/01/19
                 (Alternative Minimum Tax)

        3,205   Philadelphia School District, Pennsylvania, General                   8/12 at 100.00         AAA          3,607,099
                 Obligation Bonds, Series 2002B, 5.625%, 8/01/16 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.7% (1.1% OF TOTAL INVESTMENTS)

        2,185   Greenville County, South Carolina, Special Source Revenue             4/11 at 101.00         AAA          2,447,397
                 Bonds, Road Improvement Project, Series 2001,
                 5.500%, 4/01/21 - AMBAC Insured

        6,850   South Carolina Transportation Infrastructure Bank, Revenue           10/11 at 100.00         Aaa          7,892,296
                 Bonds, Series 2001A, 5.500%, 10/01/22 (Pre-refunded
                 to 10/01/11) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.5% (1.0% OF TOTAL INVESTMENTS)

        5,210   Memphis-Shelby County Airport Authority, Tennessee, Airport           3/11 at 100.00         AAA          5,750,798
                 Revenue Bonds, Series 2001A, 5.500%, 3/01/14 (Alternative
                 Minimum Tax) - FSA Insured

        1,820   Tennessee Housing Development Agency, Homeownership                   1/09 at 101.00          AA          1,884,028
                 Program Bonds, Series 1998-2, 5.350%, 7/01/23 (Alternative
                 Minimum Tax)

        1,870   Tennessee Housing Development Agency, Homeownership                   7/11 at 100.00          AA          1,944,276
                 Program Bonds, Series 2001-3A, 5.200%, 7/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 18.1% (12.3% OF TOTAL INVESTMENTS)

        1,125   Brushy Creek Municipal Utility District, Williamson County,           6/09 at 100.00         Aaa          1,179,371
                 Texas, Combination Unlimited Tax and Revenue Refunding
                 Bonds, Series 2001, 5.125%, 6/01/26 - FSA Insured

        3,850   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/11 at 100.00         AAA          4,020,825
                 Refunding and Improvement Bonds, Series 2001A,
                 5.500%, 11/01/35 (Alternative Minimum Tax) - FGIC Insured

        5,000   Decatur Hospital Authority, Texas, Revenue Bonds, Wise                9/14 at 100.00         N/R          5,073,850
                 Regional Health System, Series 2004A, 7.000%, 9/01/25

                Collins and Denton Counties, Frisco, Texas, General Obligation
                Bonds, Series 2001:
        1,910    5.000%, 2/15/20 - FGIC Insured                                       2/11 at 100.00         AAA          2,032,068
        2,005    5.000%, 2/15/21 - FGIC Insured                                       2/11 at 100.00         AAA          2,103,526

        4,040   Harris County, Texas, Tax and Revenue Certificates of                 8/11 at 100.00         AA+          4,137,364
                 Obligation, Series 2001, 5.000%, 8/15/27

        7,000   Houston, Texas, Airport System Subordinate Lien Revenue               7/08 at 101.00         AAA          7,573,650
                 Bonds, Series 1998B, 5.250%, 7/01/14 (Alternative
                 Minimum Tax) - FGIC Insured

                Houston, Texas, Airport System Subordinate Lien Revenue
                Refunding Bonds, Series 2001A:
        2,525    5.500%, 7/01/13 (Alternative Minimum Tax) - FGIC Insured             1/12 at 100.00         AAA          2,782,979
        2,905    5.500%, 7/01/14 (Alternative Minimum Tax) - FGIC Insured             1/12 at 100.00         AAA          3,199,887

        6,000   Houston, Texas, Junior Lien Water and Sewerage System                   No Opt. Call         AAA          6,832,620
                 Revenue Refunding Bonds, Series 2001B,
                 5.500%, 12/01/29 - MBIA Insured

                Jefferson County Health Facilities Development Corporation,
                Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital of
                Southeast Texas, Series 2001:
        8,500    5.400%, 8/15/31 - AMBAC Insured                                      8/11 at 100.00         AAA          8,906,470
        8,500    5.500%, 8/15/41 -AMBAC Insured                                       8/11 at 100.00         AAA          8,906,045

       10,700   Laredo Independent School District, Webb County, Texas,               8/11 at 100.00         AAA         11,023,675
                 General Obligation Refunding Bonds, Series 2001,
                 5.000%, 8/01/25

        2,500   Matagorda County Navigation District 1, Texas, Collateralized           No Opt. Call         AAA          2,640,425
                 Revenue Refunding Bonds, Houston Light and Power
                 Company, Series 1997, 5.125%, 11/01/28 (Alternative
                 Minimum Tax) - AMBAC Insured

        1,540   Medina Valley Independent School District, Medina County,             2/11 at 100.00         Aaa          1,612,472
                 Texas, General Obligation Bonds, Series 2001,
                 5.250%, 2/15/26

        5,430   Mineral Wells Independent School District, Pale Pinto                 2/08 at 100.00         Aaa          5,489,839
                 and Parker Counties, Texas, Unlimited School Tax Building
                 and Refunding Bonds, Series 1998, 4.750%, 2/15/22

        3,000   North Central Texas Health Facilities Development                     2/08 at 102.00         AAA          3,129,420
                 Corporation, Revenue Bonds, Texas Health Resources
                 System, Series 1997B, 5.375%, 2/15/26 - MBIA Insured

        3,045   Port of Houston Authority, Harris County, Texas, General             10/11 at 100.00         AAA          3,361,467
                 Obligation Port Improvement Bonds, Series 2001B,
                 5.500%, 10/01/17 (Alternative Minimum Tax) - FGIC Insured


                                       63


                        Nuveen Dividend Advantage Municipal Fund 3 (NZF) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      11,985   Texas Department of Housing and Community Affairs,                    7/11 at 100.00         AAA     $   12,276,236
                 Residential Mortgage Revenue Bonds, Series 2001A,
                 5.350%, 7/01/33 (Alternative Minimum Tax)

       15,700   Texas Water Development Board, Senior Lien State                      1/07 at 100.00         AAA         16,554,551
                 Revolving Fund Revenue Bonds, Series 1996B,
                 5.125%, 7/15/18


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.1% (0.7% OF TOTAL INVESTMENTS)

                Utah Housing Corporation, Single Family Mortgage Bonds,
                Series 2001E:
        2,235    5.200%, 1/01/18 (Alternative Minimum Tax)                            7/11 at 100.00         AA-          2,331,887
          695    5.500%, 1/01/23 (Alternative Minimum Tax)                            7/11 at 100.00         Aa2            720,235

                Utah Housing Corporation, Single Family Mortgage Bonds,
                Series 2001F-1:
        2,765    4.950%, 7/01/18 (Alternative Minimum Tax)                            7/11 at 100.00         Aa2          2,841,480
          690    5.300%, 7/01/23 (Alternative Minimum Tax)                            7/11 at 100.00         AA-            705,145


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.4% (1.0% OF TOTAL INVESTMENTS)

        7,000   Pocahontas Parkway Association, Virginia, Senior Lien                  8/08 at 77.58          BB          3,831,940
                 Revenue Bonds, Route 895 Connector Toll Road,
                 Series 1998B, 0.000%, 8/15/13

        4,945   Virginia Housing Development Authority, Commonwealth                  7/11 at 100.00         AAA          5,142,553
                 Mortgage Bonds, Series 2001J-1, 5.200%, 7/01/19 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 16.1% (10.9% OF TOTAL INVESTMENTS)

                Bellingham Housing Authority, Washington, Housing Revenue
                Bonds, Varsity Village Project, Series 2001A:
        1,000    5.500%, 12/01/27 - MBIA Insured                                     12/11 at 100.00         Aaa          1,092,400
        2,000    5.600%, 12/01/36 - MBIA Insured                                     12/11 at 100.00         Aaa          2,210,160

        2,090   Public Utility District 1, Benton County, Washington, Electric       11/11 at 100.00         AAA          2,380,510
                 Revenue Refunding Bonds, Series 2001A, 5.625%, 11/01/15 -
                 FSA Insured

        1,500   Grays Harbor County Public Utility District 1, Washington,            1/11 at 100.00         AAA          1,576,905
                 Electric System Revenue Bonds, Series 2001,
                 5.125%, 1/01/22 - AMBAC Insured

        2,475   Klickitat County Public Utility District 1, Washington,              12/11 at 100.00         AAA          2,542,493
                 Electric Revenue Bonds, Series 2001B, 5.000%, 12/01/26 -
                 AMBAC Insured

       12,955   Port of Seattle, Washington, Passenger Facility Charge               12/08 at 101.00         AAA         13,791,634
                 Revenue Bonds, Series 1998B, 5.300%, 12/01/16
                 (Alternative Minimum Tax) - AMBAC Insured

                Port of Seattle, Washington, Revenue Bonds, Series 2001B:
        2,535    5.625%, 4/01/18 (Alternative Minimum Tax) - FGIC Insured            10/11 at 100.00         AAA          2,799,755
       16,000    5.100%, 4/01/24 (Alternative Minimum Tax) - FGIC Insured            10/08 at 100.00         AAA         16,245,120

        5,680   Seattle, Washington, Municipal Light and Power Revenue                3/11 at 100.00         AAA          6,317,126
                 Refunding and Improvement Bonds, Series 2001,
                 5.500%, 3/01/18 - FSA Insured

        4,530   Tacoma, Washington, Solid Waste Utility Revenue Refunding            12/11 at 100.00         AAA          4,915,050
                 Bonds, Series 2001, 5.250%, 12/01/21 - AMBAC Insured

        2,250   Washington, Certificates of Participation, Washington                 7/09 at 100.00         AAA          2,475,765
                 Convention and Trade Center, Series 1999, 5.250%, 7/01/14 -
                 MBIA Insured

                Washington State Healthcare Facilities Authority, Revenue Bonds,
                Group Health Cooperative of Puget Sound, Series 2001:
        3,005    5.375%, 12/01/17 - AMBAC Insured                                    12/11 at 101.00         AAA          3,284,315
        2,915    5.375%, 12/01/18 - AMBAC Insured                                    12/11 at 101.00         AAA          3,174,639

        3,720   Washington State Healthcare Facilities Authority, Revenue            10/11 at 100.00         Aaa          4,107,364
                 Bonds, Children's Hospital and Regional Medical Center,
                 Series 2001, 5.375%, 10/01/18 - AMBAC Insured

                Washington State Healthcare Facilities Authority, Revenue
                Bonds, Good Samaritan Hospital, Series 2001:
        5,480    5.500%, 10/01/21 - RAAI Insured                                     10/11 at 101.00          AA          5,866,559
       25,435    5.625%, 10/01/31 - RAAI Insured                                     10/11 at 101.00          AA         27,079,118


                                       64

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 5.1% (3.4% OF TOTAL INVESTMENTS)

                Appleton, Wisconsin, Waterworks Revenue Refunding
                Bonds, Series 2001:
$       3,705    5.375%, 1/01/20 - FGIC Insured                                       1/12 at 100.00         Aaa     $    4,035,375
        1,850    5.000%, 1/01/21 - FGIC Insured                                       1/12 at 100.00         Aaa          1,956,579

        1,735   Evansville Community School District, Dane, Green and Rock            4/11 at 100.00         AAA          1,940,389
                 Counties, Wisconsin, General Obligation Refunding Bonds,
                 Series 2001, 5.500%, 4/01/20 - FGIC Insured

       12,250   La Crosse, Wisconsin, Pollution Control Revenue                      12/08 at 102.00         AAA         13,395,007
                 Refunding Bonds, Dairyland Power Cooperative,
                 Series 1997B, 5.550%, 2/01/15 - AMBAC Insured

        3,180   Wisconsin, Clean Water Revenue Bonds, Series 1999-1,                  6/09 at 100.00         AA+          3,516,221
                 5.500%, 6/01/17

        4,000   Wisconsin Health and Educational Facilities Authority,               10/11 at 101.00          A+          4,103,520
                 Revenue Bonds, Froedtert and Community Health Obligated
                 Group, Series 2001, 5.375%, 10/01/30

        2,500   Wisconsin Health and Educational Facilities Authority,                2/12 at 100.00        BBB+          2,595,922
                 Revenue Bonds, Marshfield Clinic, Series 2001B,
                 6.000%, 2/15/25
------------------------------------------------------------------------------------------------------------------------------------
$     876,545   Total Long-Term Investments (cost $877,468,248) - 148.2%                                                917,824,363
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                     13,293,827
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.4)%                                                       (312,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  619,118,190
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES October 31, 2004
                                  PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND          DIVIDEND         DIVIDEND
                                         PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                        (NPP)            (NMA)            (NMO)            (NAD)             (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost
   $1,303,375,376, $951,726,119,
   $991,461,689, $847,482,975,
   $632,726,167 and $877,468,248,
   respectively)               $1,404,887,231   $1,029,461,604   $1,068,021,733     $916,365,782      $671,348,078     $917,824,363
Cash                                3,660,074               --               --        1,005,900           370,960               --
Receivables:
   Interest                        22,415,885       19,054,156       17,614,333       13,925,385        11,543,490       15,541,438
   Investments sold                 3,815,906          105,738          675,820        2,066,440           126,780          162,252
Other assets                           67,752           59,034           62,801           57,062            36,823           21,397
------------------------------------------------------------------------------------------------------------------------------------
      Total assets              1,434,846,848    1,048,680,532    1,086,374,687      933,420,569       683,426,131      933,549,450
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                             --          657,569          732,910               --                --        1,951,433
Payable for investments purchased   3,702,086               --               --       24,582,900                --               --
Forward swaps, at value                    --               --               --               --         3,532,408               --
Accrued expenses:
   Management fees                    737,096          544,982          564,005          283,074           184,954          250,100
   Other                              325,170          214,187          241,482          179,837           110,067          174,482
Preferred share dividends payable      89,189           73,412           76,665           46,562            46,999           55,245
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities             4,853,541        1,490,150        1,615,062       25,092,373         3,874,428        2,431,260
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at
   liquidation value              479,000,000      358,000,000      380,000,000      295,000,000       222,000,000      312,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares            $  950,993,307   $  689,190,382   $  704,759,625     $613,328,196      $457,551,703     $619,118,190
====================================================================================================================================
Common shares outstanding          59,914,073       43,025,594       45,540,872       39,267,491        29,282,000       40,310,119
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets
   applicable to Common
   shares, divided by
   Common shares outstanding)  $        15.87    $       16.02   $        15.48     $      15.62      $      15.63     $      15.36
====================================================================================================================================
NET ASSETS APPLICABLE TO
   COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01
   par value per share         $      599,141    $     430,256   $      455,409     $    392,675      $    292,820     $    403,101
Paid-in surplus                   836,423,631      601,030,545      635,502,550      558,053,977       416,101,525      572,812,048
Undistributed net
   investment income               11,485,116        9,357,409        6,496,073        6,910,277         6,314,546        6,237,051
Accumulated net realized
  gain (loss)
  from investments                    973,564          636,687      (14,254,451)     (20,911,540)         (246,691)        (690,125)
Net unrealized appreciation
  of investments and forward
  swap transactions               101,511,855       77,735,485       76,560,044       68,882,807        35,089,503       40,356,115
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
  Common shares                $  950,993,307    $ 689,190,382    $ 704,759,625     $613,328,196      $457,551,703     $619,118,190
====================================================================================================================================
Authorized shares:
  Common                          200,000,000      200,000,000      200,000,000        Unlimited         Unlimited        Unlimited
  Preferred                         1,000,000        1,000,000        1,000,000        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              OPERATIONS Year Ended October 31, 2004
                                  PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND          DIVIDEND         DIVIDEND
                                         PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                        (NPP)            (NMA)            (NMO)            (NAD)             (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                 $73,552,668      $55,588,787       $55,311,914       $47,201,652      $36,014,168     $47,162,641
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                     8,700,777        6,441,514         6,670,810         5,597,581        4,214,666       5,714,225
Preferred shares - auction fees     1,200,780          897,450           952,603           739,521          556,521         782,138
Preferred shares - dividend
   disbursing agent fees               50,138           50,138            40,110            30,082           30,082          30,082
Shareholders' servicing
   agent fees
   and expenses                       204,827          121,894           134,571            16,496            6,713           7,996
Custodian's fees and expenses         288,564          202,911           202,048           176,234          127,486         181,520
Directors'/Trustees'
   fees and expenses                   31,402           24,017            25,228            18,903           15,817          21,259
Professional fees                      97,222           59,742           109,946            60,431           24,389          45,153
Shareholders' reports -
   printing and
   mailing expenses                   146,944           95,818           106,904            83,335           57,694          72,996
Stock exchange listing fees            24,100           17,323            18,348            15,946            4,242           3,480
Investor relations expense            124,174           84,185            93,509            79,770           59,414          81,897
Other expenses                         78,480           56,192            57,694            31,315           31,197          31,008
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before
   custodian fee
   credit, and expense
   reimbursement and
   legal fee refund                10,947,408        8,051,184         8,411,771         6,849,614        5,128,221       6,971,754
   Custodian fee credit               (30,955)         (20,251)          (20,616)          (23,733)         (22,254)        (25,055)
   Expense reimbursement                   --               --                --        (2,580,489)      (2,015,102)     (2,751,194)
   Legal fee refund                        --               --          (121,443)               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                       10,916,453        8,030,933         8,269,712         4,245,392        3,090,865       4,195,505
------------------------------------------------------------------------------------------------------------------------------------
Net investment income              62,636,215       47,557,854        47,042,202        42,956,260       32,923,303      42,967,136
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
  GAIN (LOSS)
  FROM INVESTMENTS
Net realized gain (loss)
   from investments                 6,618,657          687,024        (1,201,262)        1,200,358         (470,534)        530,482
Change in net unrealized
   appreciation
   (depreciation)
   of investments                  18,902,259       17,410,047        17,743,454        16,389,360       18,712,940      23,226,246
Change in net unrealized
   appreciation (depreciation)
   of forward
   swap transactions                       --               --                --                --       (3,532,408)             --
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments          25,520,916       18,097,071        16,542,192        17,589,718       14,709,998      23,756,728
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
PREFERRED SHAREHOLDERS
From net investment income         (4,452,180)      (3,307,419)       (3,607,167)       (2,680,807)      (2,061,411)     (2,880,639)
From accumulated net
   realized gains
   from investments                        --          (42,016)               --                --          (52,111)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to
   Common shares from
   distributions to
   Preferred shareholders          (4,452,180)      (3,349,435)       (3,607,167)       (2,680,807)      (2,113,522)     (2,880,639)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net
   assets applicable
   to Common shares
   from operations                $83,704,951      $62,305,490       $59,977,227       $57,865,171      $45,519,779     $63,843,225
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS
                                    PERFORMANCE PLUS (NPP)             MUNICIPAL ADVANTAGE (NMA)          MARKET OPPORTUNITY (NMO)
                                 -----------------------------      ------------------------------     -----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                     10/31/04         10/31/03          10/31/04          10/31/03         10/31/04        10/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 62,636,215     $ 64,017,626      $ 47,557,854      $ 48,689,939     $ 47,042,202    $ 47,123,892
Net realized gain (loss)
   from investments                 6,618,657       (5,880,620)          687,024           634,285       (1,201,262)    (11,663,137)
Change in net unrealized
   appreciation
   (depreciation)
   of investments                  18,902,259        8,871,335        17,410,047         9,982,884       17,743,454      34,046,066
Change in net unrealized
   appreciation
   (depreciation) of forward
   swap transactions                       --               --                --                --               --              --
Distributions to Preferred
   shareholders:
   From net investment income      (4,452,180)      (4,280,974)       (3,307,419)       (3,175,596)      (3,607,167)     (3,474,652)
   From accumulated net
      realized gains
      from investments                     --         (139,879)          (42,016)         (242,543)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in
   net assets applicable
   to Common shares
   from operations                 83,704,951       62,587,488        62,305,490        55,888,969       59,977,227      66,032,169
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
   COMMON SHAREHOLDERS
From net investment income        (58,236,491)     (56,921,521)      (44,397,396)      (44,027,554)     (43,172,754)    (42,990,586)
From accumulated net
   realized gains
   from investments                        --       (1,515,794)         (599,790)       (2,984,339)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to
   Common shares from
   distributions to
   Common shareholders            (58,236,491)     (58,437,315)      (44,997,186)      (47,011,893)     (43,172,754)    (42,990,586)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common
   shares issued
   to shareholders due
   to reinvestment
   of distributions                        --               --           734,804                --               --              --
Preferred shares offering costs            --           (1,000)               --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares
   from capital
   share transactions                      --           (1,000)          734,804                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in
   net assets applicable
   to Common shares                25,468,460        4,149,173        18,043,108         8,877,076       16,804,473      23,041,583
Net assets applicable
   to Common shares
   at the beginning
   of year                        925,524,847      921,375,674       671,147,274       662,270,198      687,955,152     664,913,569
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares
   at the end of year            $950,993,307     $925,524,847      $689,190,382      $671,147,274     $704,759,625    $687,955,152
====================================================================================================================================
Undistributed net
   investment income at
   the end of year               $ 11,485,116     $ 11,883,367      $  9,357,409      $  9,507,298     $  6,496,073    $  6,566,696
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                     DIVIDEND ADVANTAGE (NAD)         DIVIDEND ADVANTAGE 2 (NXZ)        DIVIDEND ADVANTAGE 3 (NZF)
                                 -----------------------------      ------------------------------     -----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                     10/31/04         10/31/03          10/31/04          10/31/03         10/31/04        10/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 42,956,260     $ 42,988,353      $ 32,923,303      $ 33,824,202     $ 42,967,136    $ 43,147,335
Net realized gain (loss)
   from investments                 1,200,358       (4,617,432)         (470,534)          890,827          530,482         202,373
Change in net unrealized
   appreciation
   (depreciation)
   of investments                  16,389,360       12,311,762        18,712,940         4,294,735       23,226,246       3,920,609
Change in net
   unrealized appreciation
   (depreciation) of forward
   swap transactions                       --               --        (3,532,408)               --               --              --
Distributions to
   Preferred shareholders:
   From net investment income      (2,680,807)      (2,660,192)       (2,061,411)       (2,029,376)      (2,880,639)     (2,863,822)
   From accumulated net
      realized gains
      from investments                     --               --           (52,111)          (28,710)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in
   net assets applicable
   to Common shares
   from operations                 57,865,171       48,022,491        45,519,779        36,951,678       63,843,225      44,406,495
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
COMMON SHAREHOLDERS
From net investment income        (40,278,262)     (38,956,575)      (30,219,035)      (29,486,976)     (38,879,112)    (37,528,721)
From accumulated net
   realized gains
   from investments                        --               --          (850,299)         (272,342)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to
   Common shares from
   distributions to
   Common shareholders            (40,278,262)     (38,956,575)      (31,069,334)      (29,759,318)     (38,879,112)    (37,528,721)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from
   Common shares issued
   to shareholders due
   to reinvestment
   of distributions                   475,057          155,266                --                --               --         476,145
Preferred shares offering costs            --               --                --             2,137               --           1,199
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares
   from capital
   share transactions                 475,057          155,266               --              2,137              --          477,344
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net
   assets applicable
   to Common shares                18,061,966        9,221,182        14,450,445         7,194,497       24,964,113       7,355,118
Net assets applicable
   to Common shares
   at the beginning
   of year                        595,266,230      586,045,048       443,101,258       435,906,761      594,154,077     586,798,959
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares
   at the end of year            $613,328,196     $595,266,230      $457,551,703      $443,101,258     $619,118,190    $594,154,077
====================================================================================================================================
Undistributed net
   investment income at
   the end of year               $  6,910,277     $  6,991,496      $  6,314,546      $  5,895,336     $  6,237,051    $  5,124,505
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Performance Plus Municipal Fund, Inc.
(NPP), Nuveen Municipal Advantage Fund, Inc. (NMA), Nuveen Municipal Market Opportunity Fund, Inc. (NMO), Nuveen Dividend Advantage Municipal Fund (NAD), Nuveen Dividend Advantage Municipal Fund 2 (NXZ) and Nuveen Dividend Advantage Municipal Fund 3 (NZF). Performance Plus (NPP), Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage (NAD) are traded on the New York Stock Exchange while Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2004, Performance Plus (NPP)and Dividend Advantage (NAD) had outstanding when-issued purchase commitments of $3,702,086 and $24,582,900, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders. Legal fee refund presented on the Statement of Operations for Market Opportunity (NMO) reflects a refund of workout expenditures paid in a prior reporting period.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2004, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                            PERFORMANCE    MUNICIPAL        MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                   PLUS    ADVANTAGE   OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                  (NPP)        (NMA)         (NMO)        (NAD)        (NXZ)        (NZF)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                       4,000        3,000         4,000        4,000        3,000           --
   Series T                       4,000        3,000         4,000        4,000        3,000           --
   Series W                       4,000        3,000         3,200           --           --        4,160
   Series TH                      3,160        2,320            --        3,800           --        4,160
   Series F                       4,000        3,000         4,000           --        2,880        4,160
---------------------------------------------------------------------------------------------------------
Total                            19,160       14,320        15,200       11,800        8,880       12,480
=========================================================================================================

Forward Swap Transactions

The Funds may invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net earnings. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The amount of the payment obligation is based on the notional or nominal amount of the forward swap contract. The Funds may close out a contract prior to the effective date. When a forward swap is terminated, it does not involve the delivery of securities of other underlying assets or principal, but rather is settled in cash. Each Fund intends to, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment. To minimize such credit risk, all counterparties are required to segregate collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to segregate assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss. The Funds help reduce the credit risks associated with forward swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the swap counterparties.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, its Officers and Director/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                                            MUNICIPAL                        MARKET
                         PERFORMANCE PLUS (NPP)           ADVANTAGE (NMA)               OPPORTUNITY (NMO)
                         ----------------------         -------------------           -------------------
                               YEAR       YEAR               YEAR      YEAR               YEAR       YEAR
                              ENDED      ENDED              ENDED     ENDED              ENDED      ENDED
                           10/31/04   10/31/03           10/31/04  10/31/03           10/31/04   10/31/03
=========================================================================================================
Common shares issued to
   shareholders due to
   reinvestment of distributions --         --             45,261        --                 --         --
=========================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)


                                 DIVIDEND                     DIVIDEND                     DIVIDEND
                             ADVANTAGE (NAD)              ADVANTAGE 2 (NXZ)            ADVANTAGE 3 (NZF)
                           -------------------           ------------------           -------------------
                               YEAR       YEAR               YEAR      YEAR               YEAR       YEAR
                              ENDED      ENDED              ENDED     ENDED              ENDED      ENDED
                           10/31/04   10/31/03           10/31/04  10/31/03           10/31/04   10/31/03
---------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of
   distributions                29,786   9,858                 --        --                 --         --
=========================================================================================================


3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended October 31, 2004, were as follows:

                            PERFORMANCE    MUNICIPAL        MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                   PLUS    ADVANTAGE   OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                  (NPP)        (NMA)         (NMO)        (NAD)        (NXZ)        (NZF)
---------------------------------------------------------------------------------------------------------
Purchases                  $148,627,283  $54,482,751   $56,709,045  $71,281,971  $35,554,626  $30,737,825
Sales and maturities        146,856,280   43,479,650    42,114,856   62,099,848   17,194,087   23,872,970
=========================================================================================================


4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At October 31, 2004, the cost of investments was as follows:

                            PERFORMANCE      MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                   PLUS      ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                  (NPP)          (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
------------------------------------------------------------------------------------------------------------------
Cost of investments      $1,302,767,500   $950,806,597   $990,993,656   $846,818,150   $632,409,204   $877,386,524
==================================================================================================================


Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2004, were as follows:

                            PERFORMANCE     MUNICIPAL         MARKET      DIVIDEND      DIVIDEND      DIVIDEND
                                   PLUS     ADVANTAGE    OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                  (NPP)         (NMA)          (NMO)         (NAD)         (NXZ)         (NZF)
--------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation            $107,113,828   $86,517,447    $95,358,716   $78,768,538   $46,170,823   $48,381,358
   Depreciation              (4,994,097)   (7,862,440)   (18,330,639)   (9,220,906)   (7,231,949)   (7,943,519)
--------------------------------------------------------------------------------------------------------------
Net unrealized
   appreciation
   of investments          $102,119,731   $78,655,007    $77,028,077   $69,547,632   $38,938,874   $40,437,839
==============================================================================================================

The tax components of undistributed net investment income and net realized gains at October 31, 2004, were as follows:

                            PERFORMANCE     MUNICIPAL         MARKET      DIVIDEND      DIVIDEND      DIVIDEND
                                   PLUS     ADVANTAGE    OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                  (NPP)         (NMA)          (NMO)         (NAD)         (NXZ)         (NZF)
--------------------------------------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *     $15,580,820    $12,161,503     $9,702,437    $9,380,605    $8,540,409    $9,414,844
Undistributed net
   ordinary income **          238,651             --             --       138,779        22,426        40,697
Undistributed net
   long-term
   capital gains               973,564        686,687             --            --            --            --
==============================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2004, paid on November 1, 2004.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003, was designated for purposes of the dividends paid deduction as follows:

                            PERFORMANCE    MUNICIPAL        MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                   PLUS    ADVANTAGE   OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2004                              (NPP)        (NMA)         (NMO)        (NAD)        (NXZ)        (NZF)
---------------------------------------------------------------------------------------------------------
Distributions from
   net tax-exempt
   income                   $62,627,198  $47,642,154   $46,733,618  $42,925,745  $32,249,670  $41,658,844
Distributions from
   net ordinary income **            --       11,261            --           --           11           --
Distributions from
   net long-term
   capital gains                     --      641,806            --           --      902,410           --
=========================================================================================================
                            PERFORMANCE    MUNICIPAL        MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                   PLUS    ADVANTAGE   OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2003                              (NPP)        (NMA)         (NMO)        (NAD)        (NXZ)        (NZF)
---------------------------------------------------------------------------------------------------------
Distributions from
   net tax-exempt
   income                   $60,990,090  $46,876,673   $46,423,461  $41,473,029  $31,323,275  $40,277,088
Distributions from
   net ordinary income **         3,729      179,625            --           --      185,573           --
Distributions from
   net long-term
   capital gains              1,655,369    3,226,882            --           --      115,479           --
=========================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At October 31, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                   MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                              OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NMO)        (NAD)        (NXZ)        (NZF)
--------------------------------------------------------------------------------
Expiration year:
   2007                           $    --  $ 1,724,693        $  --        $  --
   2008                                --   14,462,547           --           --
   2009                                --           --           --           --
   2010                         1,622,794           --           --      690,125
   2011                        11,657,833    4,594,300           --           --
   2012                           973,824           --      246,691           --
--------------------------------------------------------------------------------
Total                         $14,254,451  $20,781,540     $246,691     $690,125
================================================================================


5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

As approved by the Board of Directors/Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .006% as of November 30, 2004.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                          PERFORMANCE PLUS (NPP)
AVERAGE DAILY NET ASSETS                               MUNICIPAL ADVANTAGE (NMA)
(INCLUDING NET ASSETS ATTRIBUTABLE                      MARKET OPPORTUNITY (NMO)
TO PREFERRED SHARES)                                        FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)


                                                        DIVIDEND ADVANTAGE (NAD)
AVERAGE DAILY NET ASSETS                              DIVIDEND ADVANTAGE 2 (NXZ)
(INCLUDING NET ASSETS ATTRIBUTABLE                    DIVIDEND ADVANTAGE 3 (NZF)
TO PREFERRED SHARES)                                        FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================


Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================


(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                          PERFORMANCE PLUS (NPP)
AVERAGE DAILY NET ASSETS                               MUNICIPAL ADVANTAGE (NMA)
(INCLUDING NET ASSETS ATTRIBUTABLE                      MARKET OPPORTUNITY (NMO)
TO PREFERRED SHARES)                                        MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================


                                                        DIVIDEND ADVANTAGE (NAD)
AVERAGE DAILY NET ASSETS                              DIVIDEND ADVANTAGE 2 (NXZ)
(INCLUDING NET ASSETS ATTRIBUTABLE                    DIVIDEND ADVANTAGE 3 (NZF)
TO PREFERRED SHARES)                                        MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of Dividend Advantage's (NAD) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
JULY 31,                                           JULY 31,
--------------------------------------------------------------------------------
1999*                    .30%                           2005                .25%
2000                     .30                            2006                .20
2001                     .30                            2007                .15
2002                     .30                            2008                .10
2003                     .30                            2009                .05
2004                     .30
================================================================================

*  From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage (NAD) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of Dividend Advantage 2's (NXZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
MARCH 31,                                          MARCH 31,
--------------------------------------------------------------------------------
2001*                    .30%                           2007                .25%
2002                     .30                            2008                .20
2003                     .30                            2009                .15
2004                     .30                            2010                .10
2005                     .30                            2011                .05
2006                     .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 2 (NXZ) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Dividend Advantage 3's (NZF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
SEPTEMBER 30,                                      SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                    .30%                           2007                .25%
2002                     .30                            2008                .20
2003                     .30                            2009                .15
2004                     .30                            2010                .10
2005                     .30                            2011                .05
2006                     .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 3 (NZF) for any portion of its fees and expenses beyond September 30, 2011.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2004, to shareholders of record on November 15, 2004, as follows:

                            PERFORMANCE    MUNICIPAL        MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                   PLUS    ADVANTAGE   OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                  (NPP)        (NMA)         (NMO)        (NAD)        (NXZ)        (NZF)
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0810       $.0860        $.0790       $.0855       $.0860       $.0805
=========================================================================================================

                        Financial
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:
                                                           Investment Operations                            Less Distributions
                                   -----------------------------------------------------------------  ------------------------------
                                                             Distributions   Distributions
                                                                  from Net            from                   Net
                        Beginning                      Net      Investment         Capital            Investment   Capital
                           Common                Realized/       Income to        Gains to             Income to  Gains to
                            Share         Net   Unrealized       Preferred       Preferred                Common    Common
                        Net Asset  Investment   Investment          Share-          Share-                Share-    Share-
                            Value      Income   Gain (Loss)        holders+        holders+    Total     holders   holders    Total
====================================================================================================================================
PERFORMANCE PLUS (NPP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                       $15.45       $1.04        $ .42           $(.07)           $ --     $1.39      $ (.97)     $ --   $ (.97)
2003                        15.38        1.07          .05            (.07)             --      1.05        (.95)     (.03)    (.98)
2002                        15.57        1.09         (.22)           (.10)           (.01)      .76        (.90)     (.04)    (.94)
2001                        14.36        1.10         1.17            (.23)             --      2.04        (.83)       --     (.83)
2000                        13.69        1.12          .69            (.29)             --      1.52        (.84)       --     (.84)

MUNICIPAL ADVANTAGE (NMA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                        15.62        1.11          .41            (.08)             --      1.44       (1.03)     (.01)   (1.04)
2003                        15.41        1.13          .25            (.07)           (.01)     1.30       (1.02)     (.07)   (1.09)
2002                        15.65        1.15         (.22)           (.10)           (.03)      .80        (.94)     (.10)   (1.04)
2001                        14.61        1.16         1.10            (.24)           (.03)     1.99        (.87)     (.08)    (.95)
2000                        13.98        1.24          .63            (.33)             --      1.54        (.91)       --     (.91)

MARKET OPPORTUNITY (NMO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                        15.11        1.03          .37            (.08)             --      1.32        (.95)       --     (.95)
2003                        14.60        1.03          .50            (.08)             --      1.45        (.94)       --     (.94)
2002                        15.24        1.11         (.70)           (.11)           (.01)      .29        (.91)     (.02)    (.93)
2001                        14.45        1.16          .80            (.26)           (.01)     1.69        (.87)     (.03)    (.90)
2000                        14.11        1.24          .38            (.34)             --      1.28        (.94)       --     (.94)

DIVIDEND ADVANTAGE (NAD)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                        15.17        1.09          .46            (.07)             --      1.48       (1.03)       --    (1.03)
2003                        14.94        1.10          .19            (.07)             --      1.22        (.99)       --     (.99)
2002                        14.84        1.13          .01            (.10)             --      1.04        (.94)       --     (.94)
2001                        13.59        1.16         1.21            (.24)             --      2.13        (.88)       --     (.88)
2000                        12.78        1.15          .84            (.31)             --      1.68        (.86)       --     (.86)

DIVIDEND ADVANTAGE 2 (NXZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                        15.13        1.12          .51            (.07)             --      1.56       (1.03)     (.03)   (1.06)
2003                        14.89        1.16          .17            (.07)             --      1.26       (1.01)     (.01)   (1.02)
2002                        15.07        1.15         (.32)           (.10)             --       .73        (.91)     (.01)    (.92)
2001(a)                     14.33         .52          .88            (.09)             --      1.31        (.45)       --     (.45)

DIVIDEND ADVANTAGE 3 (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                        14.74        1.06          .59            (.07)             --      1.58        (.96)       --     (.96)
2003                        14.56        1.07          .10            (.07)             --      1.10        (.93)       --     (.93)
2002                        14.47        1.03          .16            (.10)             --      1.09        (.91)       --     (.91)
2001(b)                     14.33         .03          .14              --              --       .17          --        --       --
====================================================================================================================================
                                                                            Total Returns
                                                                       ----------------------
                                Offering                                              Based
                               Costs and       Ending                                    on
                               Preferred       Common                   Based        Common
                                   Share        Share       Ending         on     Share Net
                            Underwriting    Net Asset       Market     Market         Asset
                               Discounts        Value        Value      Value**       Value**
=============================================================================================
PERFORMANCE PLUS (NPP)
---------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                                $ --       $15.87     $14.9500       9.10%         9.30%
2003                                  --        15.45      14.6400       9.58          6.97
2002                                (.01)       15.38      14.2800       4.51          5.03
2001                                  --        15.57      14.5800      26.96         14.51
2000                                (.01)       14.36      12.1875        .90         11.47

MUNICIPAL ADVANTAGE (NMA)
---------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                                  --        16.02      15.7000       8.82          9.57
2003                                  --        15.62      15.4400      13.17          8.71
2002                                  --        15.41      14.6600       5.89          5.39
2001                                  --        15.65      14.8500      23.35         13.97
2000                                  --        14.61      12.8750       1.46         11.48

MARKET OPPORTUNITY (NMO)
---------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                                  --        15.48      14.4400       7.97          9.00
2003                                  --        15.11      14.2900      10.62         10.24
2002                                  --        14.60      13.8000        .49          2.03
2001                                  --        15.24      14.6500      20.03         11.93
2000                                  --        14.45      13.0000       2.97          9.41

DIVIDEND ADVANTAGE (NAD)
---------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                                  --        15.62      15.3100       8.37         10.06
2003                                  --        15.17      15.1200      11.41          8.41
2002                                  --        14.94      14.5000       2.01          7.26
2001                                  --        14.84      15.1400      27.35         16.03
2000                                (.01)       13.59      12.6250       (.79)        13.61

DIVIDEND ADVANTAGE 2 (NXZ)
---------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                                  --        15.63      15.3800      11.16         10.67
2003                                  --        15.13      14.8500      14.39          8.67
2002                                 .01        14.89      13.9100       (.81)         5.16
2001(a)                             (.12)       15.07      14.9600       2.75          8.39

DIVIDEND ADVANTAGE 3 (NZF)
---------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                                  --        15.36      14.5000      12.45         11.10
2003                                 .01        14.74      13.8000       9.04          7.82
2002                                (.09)       14.56      13.5300      (4.26)         7.20
2001(b)                             (.03)       14.47      15.0700        .47           .98
=============================================================================================

                                                                     Ratios/Supplemental Data
                              ------------------------------------------------------------------------------------------------------
                                             Before Credit/Reimbursement/Refund    After Credit/Reimbursement/Refund***
                                             ----------------------------------    ------------------------------------
                                                                Ratio of Net                          Ratio of Net
                                                 Ratio of         Investment           Ratio of         Investment
                                   Ending        Expenses          Income to           Expenses          Income to
                                      Net      to Average            Average         to Average            Average
                                   Assets      Net Assets         Net Assets         Net Assets         Net Assets
                               Applicable      Applicable         Applicable         Applicable           Applicable      Portfolio
                                to Common       to Common          to Common          to Common          to Common         Turnover
                              Shares (000)         Shares++           Shares++           Shares++           Shares++           Rate
====================================================================================================================================
PERFORMANCE PLUS (NPP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                             $950,993            1.17%              6.69%              1.17%              6.70%              11%
2003                              925,525            1.18               6.89               1.18               6.90               10
2002                              921,376            1.18               7.11               1.17               7.12               11
2001                              932,937            1.15               7.29               1.14               7.30               14
2000                              860,556            1.17               8.09               1.16               8.10               25

MUNICIPAL ADVANTAGE (NMA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                              689,190            1.19               7.00               1.18               7.00                4
2003                              671,147            1.21               7.27               1.20               7.27                7
2002                              662,270            1.22               7.55               1.22               7.55               17
2001                              672,673            1.23               7.60               1.22               7.61               18
2000                              628,099            1.23               8.77               1.23               8.77               39

MARKET OPPORTUNITY (NMO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                              704,760            1.21               6.75               1.19               6.77                4
2003                              687,955            1.25               6.94               1.25               6.94                9
2002                              664,914            1.24               7.50               1.24               7.51               13
2001                              694,025            1.23               7.73               1.23               7.74               11
2000                              658,070            1.25               8.76               1.23               8.77               52

DIVIDEND ADVANTAGE (NAD)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                              613,328            1.14               6.69                .70               7.12                7
2003                              595,266            1.35               6.78                .89               7.24                3
2002                              586,045            1.25               7.24                .80               7.70                7
2001                              581,089            1.26               7.56                .78               8.04               12
2000                              531,571            1.22               8.34                .73               8.83               37

DIVIDEND ADVANTAGE 2 (NXZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                              457,552            1.14               6.87                .69               7.32                3
2003                              443,101            1.17               7.20                .71               7.66               11
2002                              435,907            1.17               7.32                .70               7.79                9
2001(a)                           441,308            1.13*              5.56*               .63*              6.06*               5

DIVIDEND ADVANTAGE 3 (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                              619,118            1.15               6.64                .69               7.10                3
2003                              594,154            1.17               6.80                .71               7.26                3
2002                              586,799            1.17               6.78                .70               7.25                7
2001(b)                           583,100             .72*              2.05*               .42*              2.36*               1
====================================================================================================================================
                                    Preferred Shares at End of Period
                               ------------------------------------------
                                 Aggregate    Liquidation
                                    Amount     and Market           Asset
                               Outstanding          Value        Coverage
                                      (000)     Per Share       Per Share
=========================================================================
PERFORMANCE PLUS (NPP)
-------------------------------------------------------------------------
Year Ended 10/31:
2004                              $479,000        $25,000         $74,634
2003                               479,000         25,000          73,305
2002                               479,000         25,000          73,089
2001                               444,000         25,000          77,530
2000                               444,000         25,000          73,455

MUNICIPAL ADVANTAGE (NMA)
-------------------------------------------------------------------------
Year Ended 10/31:
2004                               358,000         25,000          73,128
2003                               358,000         25,000          71,868
2002                               358,000         25,000          71,248
2001                               358,000         25,000          71,974
2000                               358,000         25,000          68,862

MARKET OPPORTUNITY (NMO)
-------------------------------------------------------------------------
Year Ended 10/31:
2004                               380,000         25,000          71,366
2003                               380,000         25,000          70,260
2002                               380,000         25,000          68,744
2001                               380,000         25,000          70,660
2000                               380,000         25,000          68,294

DIVIDEND ADVANTAGE (NAD)
-------------------------------------------------------------------------
Year Ended 10/31:
2004                               295,000         25,000          76,977
2003                               295,000         25,000          75,446
2002                               295,000         25,000          74,665
2001                               295,000         25,000          74,245
2000                               295,000         25,000          70,048

DIVIDEND ADVANTAGE 2 (NXZ)
-------------------------------------------------------------------------
Year Ended 10/31:
2004                               222,000         25,000          76,526
2003                               222,000         25,000          74,899
2002                               222,000         25,000          74,089
2001(a)                            222,000         25,000          74,697

DIVIDEND ADVANTAGE 3 (NZF)
-------------------------------------------------------------------------
Year Ended 10/31:
2004                               312,000         25,000          74,609
2003                               312,000         25,000          72,608
2002                               312,000         25,000          72,019
2001(b)                                 --             --              --
=========================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
*** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares, where applicable.
(a) For the period March 27, 2001 (commencement of operations) through October 31, 2001.
(b) For the period September 25, 2001 (commencement of operations) through October 31, 2001.


                                 See accompanying notes to financial statements.

                                   76-77 SREAD

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Funds is currently set at seven. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             152
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Chairman and Director (since
                                                          1997) of Nuveen Asset Management Inc.; Director (since
                                                          1996) of Institutional Capital Corporation; Chairman and
                                                          Director (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           152
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               152
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       152
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire & Casualty Company; formerly Director, Federal Reserve
Chicago, IL 60606                                         Bank of Chicago; formerly, President and Chief Operating
                                                          Officer, SCI Financial Group, Inc., a regional financial
                                                          services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                152
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director, Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).


                                       78

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Senior Partner and Chief Operating Officer, Miller-Valentine          152
9/24/44                                                   Group, Vice President, Miller-Valentine Realty, a construction
333 W. Wacker Drive                                       company; Chair, Miami Valley Hospital; Chair, Dayton
Chicago, IL 60606                                         Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     152
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606


                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               152
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President
                                                          (since 2000), of Nuveen Asset Management Inc.; Managing
                                                          Director (since 2004) and Assistant Secretary (since 1994)
                                                          of Nuveen Investments Inc.; Assistant Secretary of NWQ
                                                          Investment Management Company, LLC (since 2002); Vice
                                                          President and Assistant Secretary of Nuveen Investments
                                                          Advisers Inc. (since 2002); Managing Director, Associate
                                                          General Counsel and Assistant Secretary of Rittenhouse
                                                          Asset Management, Inc. (since 2003); Chartered
                                                          Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Vice President (since 2002), formerly, Assistant Vice President       152
9/22/63                                                   (since 1999) of Nuveen Investments, LLC; Chartered
333 W. Wacker Drive                                       Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 152
2/3/66                         and Assistant              President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            Secretary                  Investments, LLC.
Chicago, IL 60606


                                       79


Board Members
       AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999),               152
11/28/67                       and Treasurer              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                       President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999); Vice
                                                          President and Treasurer of Nuveen Asset Management Inc.
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     2000    Vice President (since 2002) and Assistant General Counsel            152
9/24/64                        and Secretary              (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            152
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 152
3/2/64                                                    LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995); Managing Director of Nuveen Asset
                                                          Management Inc. (since 2001); Vice President of Nuveen
                                                          Investment Advisers Inc. (since 2002); Chartered
                                                          Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         152
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2003) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       80

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance                      152
4/13/56                        and Chief                  (since August 2004) of Nuveen Investments, LLC,
333 W. Wacker Drive            Compliance                 Nuveen Investments Advisers Inc., Nuveen Asset
Chicago, IL 60606              Officer                    Management Inc., Nuveen Advisory Corp., Nuveen
                                                          Institutional Advisory Corp. and Rittenhouse Asset
                                                          Management, Inc.; formerly, Senior Attorney
                                                          (1994-July 2004), The Northern Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    152
3/22/63                                                   LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999), previously, Assistant Vice               152
8/27/61                                                   President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             152
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management
                                                          Inc.; Vice President (since 2000), Assistant Secretary and
                                                          Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            Vice President     1996    Managing Director (since 2002) of Nuveen Investments, LLC;            152
7/7/65                                                    Managing Director (since 1997), formerly Vice President
333 W. Wacker Drive                                       (since 1996) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.; Managing Director of Nuveen Asset Management
                                                          Inc. (since 1999). Chartered Financial Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit,nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on the dividends or distributions awaiting reinvestment. Because the market price may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments and (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004, are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's web site at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the sensitivity of a bond or bond fund's value to changes when interest rates change. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock, where applicable, in the future at such times and in such amounts as is deemed advisable. No shares were purchased during the period ended October 31, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For Generations

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.


                                        o Share prices
           Learn more                   o Fund details
about Nuveen Funds at                   o Daily financial news
   WWW.NUVEEN.COM/ETF                   o Investor education
                                        o Interactive planning tools



Logo: NUVEEN Investments

                                                                     EAN-B-1004D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR. Mr. Evans has served as the registrant's audit committee financial expert from July 26, 2004 to the end of the reporting period on October 31, 2004.

Prior to July 26, 2004, William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR, served as the audit committee financial expert. Although Mr. Bennett served as the audit committee financial expert during the reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Accordingly for this reporting period, the registrant did not have a designated "audit committee financial expert" from May 1, 2004 to July 26, 2004.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                    NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                              AUDIT FEES BILLED            AUDIT-RELATED FEES                 TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                  TO FUND                   BILLED TO FUND                BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2004                  $ 25,386                        $ 0                           $ 364                   $ 2,550
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    N/A                         0%                              0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2003                  $ 21,733                        $ 0                           $ 525                  $ 2,350
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    N/A                         0%                              0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2004                                            $ 0                          $ 0                             $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                           0%                              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2003                                            $ 0                         $ 0                              $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         N/A                         N/A                              N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP independence.


FISCAL YEAR ENDED                                             TOTAL NON-AUDIT FEES
                                                             BILLED TO ADVISER AND
                                                            AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                             PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                            RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                 TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                                    BILLED TO FUND           REPORTING OF THE FUND)             ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2004                        $ 2,914                        $ 0                           $ 0                   $ 2,914
October 31, 2003                        $ 2,875                        $ 0                           $ 0                   $ 2,875


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans and William J. Schneider.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors or trustees and reserves the right to interview all candidates and to make the final selection of any new directors or trustees.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Dividend Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: January 6, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: January 6, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: January 6, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.